UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00537

Franklin Custodian Funds

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 9/30/19

Item 1.	Reports to Stockholders.

Franklin DynaTech Fund	Franklin U.S. Government Securities Fund

Franklin Growth Fund	Franklin Utilities Fund

Franklin Income Fund

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Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the 12 months ended September 30, 2019, the U.S. economy continued to grow, but at a more moderate pace due to concerns about trade and geopolitical stress. The U.S. Federal Reserve (Fed) raised its federal funds rate by 0.25% at its December 2018 meeting, bringing the rate from 2.25% to 2.50%, but lowered it by 0.25% at both its July and September 2019 meetings, resulting in a rate of 2.00% by period-end. The Fed cited muted inflation pressures and the potential effects of global trade tensions on economic growth as rationale for easing the rate. The 10-year U.S. Treasury yield began the period at 3.05% and decreased to 1.68% at period-end. In this environment, the prices of U.S. stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), rose 2.15%, (the index increasing from 2,913.98 to 2,976.74).1,2 Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Index), posted a +10.30% total return (an index increase from 2,013.67 to 2,221.00), which includes reinvestment of income and distributions.3

After the reporting period, in a further effort to sustain economic expansion, while fostering a strong labor market and stable inflation, the Fed lowered the federal funds rate by 0.25%, to 1.75% at its October meeting.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Custodian Funds’ annual report, covering Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin U.S. Government Securities Fund and Franklin Utilities Fund, includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Custodian Funds

This letter reflects our analysis and opinions as of September 30, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Copyright © 2019, S&P Dow Jones Indices LLC. All rights reserved.

2. Source: Morningstar. The changes in index prices shown for the S&P 500 do not include reinvestments of income and distributions, which are included in their total returns, which were: S&P 500 +4.25% (index total return resulting in an increase from 5,763.42 to 6,008.59).

3. Sources: Morningstar and Bloomberg Barclays Indices. For the Bloomberg Index, only total return as shown is available, not price change without the inclusion of reinvested income and distributions.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Annual Report	franklintempleton.com

ANNUAL REPORT

Economic and Market Overview

The U.S. economy expanded during the 12 months ended September 30, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter. However, the economy moderated in the second and third quarters, due partly to weakness in inventory and business investment. The manufacturing sector expanded during most of the period, but contracted in August and September 2019. The services sector continued to expand throughout the period, although the rate of expansion slowed in September. The unemployment rate decreased from 3.7% in September 2018 to 3.5% at period-end.1 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.3% in September 2018 to 1.7% at period-end.1

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% at its December 2018 meeting, to 2.25%–2.50%. However, at its July 2019 meeting, the Fed lowered the federal funds target rate range for the first time since December 2008, to 2.00%–2.25%, citing muted inflation pressures and the potential effects of global trade tensions on economic growth. Furthermore, the Fed ended its balance sheet normalization program earlier than previously indicated. In September, the Fed further lowered the federal funds target rate range to 1.75%–2.00%, reiterating the rationale cited at the July meeting.

U.S. equity markets overall rose during the period, benefiting from upbeat economic data and U.S. corporate earnings, the Fed’s rate cuts and investor optimism about further monetary easing. However, markets reflected concerns about tighter regulation of technology companies, the Fed’s 2018 interest-rate path, political uncertainties in the U.S. (including the impeachment inquiry into President Donald Trump), geopolitical tensions in certain regions, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. These concerns were partly alleviated at certain points during the period by easing trade tensions and optimism about a potential U.S.-China trade deal. The broad U.S. stock market, as measured by the Standard & Poor’s 500 Index (S&P 500), sold off sharply in 2018’s fourth quarter, but generally trended higher in 2019’s first seven months, reaching a new all-time high in July. Stocks retreated in August, due to escalating trade tensions and heightened concerns about

U.S. and global economic growth, but recovered in September amid easing trade tensions and investor optimism about the upcoming U.S.-China trade negotiations in October 2019. Overall, the S&P 500 posted a +4.25% total return for the 12-month period.2

1. Source: Bureau of Labor Statistics.

2. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin DynaTech Fund

This annual report for Franklin DynaTech Fund covers the fiscal year ended September 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing primarily in equity securities of companies that emphasize innovation and new technologies, have superior management and that benefit from new industry conditions in the dynamically changing global economy.

Performance Overview

The Fund’s Class A shares posted a +4.77% cumulative total return for the 12 months under review. In comparison, the Russell 1000® Growth Index, which measures performance of the largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values, posted a total return of +3.71%.1 Also for comparison, the broad U.S. stock market as measured by the Standard & Poor’s 500 Index (S&P 500), posted a +4.25% return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in

Portfolio Composition

Based on Total Net Assets as of 9/30/19

the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 44.

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FRANKLIN DYNATECH FUND

We may invest in companies in any economic sector or of any market capitalization and may invest in companies both inside and outside of the U.S. Although we search for investments across a large number of sectors, we expect to have significant positions in particular sectors including, for example, technology and health care.

Manager’s Discussion

During the reporting period, the investment sectors that most notably contributed to performance were information technology (IT) and real estate.2 Within IT, Cloud-based commerce platform Shopify had a strong start to 2019, reporting better-than-expected first-quarter revenue and earnings, led by growth in subscriptions and merchant solutions. The company continued to execute on multiple business fronts, growing its Shopify Plus business, expanding internationally and investing in product developments and partnerships that could potentially benefit its broad merchant base. Furthermore, the company reported stronger-than-expected second-quarter revenues and earnings, driven by robust demand for its online and offline retail operating solutions.

Information software and services firm Microsoft is a beneficiary of strong sales execution, a positive enterprise IT spending environment, its status as a critical partner to IT departments in this time of digital transformation, and a large installed base that is successfully moving to higher-value cloud and Service-as-a-Software deployments. The company saw sustained strength in its enterprise cloud computing platform Azure, solid growth in its traditional server products and particularly strong growth in commercial bookings. Furthermore, the company continued to expand gross profit margins and control operational expenses.

ServiceNow, a leader in enabling digital transformation, provides cloud-based IT service management for enterprise customers and has been steadily growing into a multi-product company providing an integrated platform to clients. We believe its strong product line-up and a relatively benign competitive environment could potentially lead to strong growth as the company increases its market share and seeks to become the workflow platform for larger enterprises. Mastercard, a leading global payment network benefitted from a cash-to-digital payments secular trend and also boosted returns.

Within the real estate sector, wireless communications operator American Tower was a major contributor to the Fund’s results. Wireless communications infrastructure company SBA Communications also contributed. Individual contributor MercadoLibre, an online commerce company also benefited results.

In contrast, health care, consumer discretionary and communication services sectors detracted from the Fund’s performance.3 Within health care, research, development and medical device company ABIOMED and product-based bio-pharmaceutical company Neurocrine Bioscineces detracted from results (not held at period-end).

Within the consumer discretionary sector, online marketplace Amazon.com delivered a mixed third quarter with growing revenue that exceeded company guidance but was lower than investors expected, due to slower international retail revenue growth and weak results from acquired businesses. Amazon’s fourth quarter revenue and earnings exceeded all expectations, but guidance indicating slower first-quarter revenue growth hindered the stock. Online and mobile platform company Grubhub also detracted (not held at period-end).

Individual holdings that detracted from the Fund’s performance included semiconductor company Nvidia after it lowered its fiscal fourth-quarter 2019 revenue guideline due to a decline in gaming revenues, the launch delay of the Turing next-generation graphic cards and a decline in the company’s datacenter segment due to hyperscale capital expenditure deceleration.

Within the communication services sector, Activision Blizzard’s shares (not held at period-end), which reached an all-time high in October, declined after disappointment that the company did not announce Diabolo 4’s launch at its annual gaming convention and due to the negative response to its Diabolo mobile expansion. However, the company has a good portfolio of wholly owned intellectual properties, plans to release promising new products in 2019 and could benefit from the shift to digital entertainment, extension to mobile and expanding player base. Payment and

2. The information technology sector comprises electronic equipment; instruments and components; IT services; semiconductors and semiconductor equipment; software and technology hardware, storage and peripherals in the SOI. The real estate sector comprises equity real estate investment trusts (REITS) in the SOI.

3. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, health care technology, life sciences tools and services, and pharmaceuticals in the SOI. The consumer discretionary sector comprises diversified consumer services; internet and direct marketing retail; and textiles, apparel and luxury goods in the SOI. The communication services sector comprises entertainment, interactive media and services and media in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN DYNATECH FUND

Top 10 Holdings

9/30/19

Company Sector/Industry	% of Total Net Assets

Amazon.com Inc. Internet & Direct Marketing Retail	6.4%

Microsoft Corp. Software	3.9%

Alphabet Inc. Interactive Media & Services	3.6%

Mastercard Inc. IT Services	3.1%

Visa Inc. IT Services	2.4%

ServiceNow Inc. Software	2.0%

salesforce.com Inc. Software	1.7%

Adobe Inc. Software	1.6%

Veeva Systems Inc. Health Care Technology	1.5%

IDEXX Laboratories Inc. Health Care Equipment & Supplies	1.5%

point-of-sale solutions provider, Square also detracted from results (not held at period-end).

Thank you for your continued participation in Franklin Dynatech Fund. We look forward to serving your future investment needs.

Matthew J. Moberg, CPA
Rupert H. Johnson, Jr. Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN DYNATECH FUND

Performance Summary as of September 30, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	+4.77%	-0.99%
5-Year	+106.18%	+14.27%
10-Year	+336.02%	+15.21%

Advisor
1-Year	+5.04%	+5.04%
5-Year	+108.76%	+15.86%
10-Year	+347.14%	+16.16%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN DYNATECH FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A   (10/1/09–9/30/19)

Advisor Class   (10/1/09–9/30/19)

See page 9 for Performance Summary footnotes.

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FRANKLIN DYNATECH FUND

PERFORMANCE SUMMARY

Distributions (10/1/18–9/30/19)

Share Class	Long-Term Capital Gain
A	$1.9118
C	$1.9118
R	$1.9118
R6	$1.9118
Advisor	$1.9118

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
A	0.87%	0.87%
Advisor	0.62%	0.62%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Stocks historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the short term. Investments in fast-growing industries, like the technology and health care sectors (which have historically been volatile) could result in increased price fluctuation, especially over the short term, due to the rapid pace of product change and development and changes in government regulation of companies emphasizing scientific or technological advancement or regulatory approval for new drugs and medical instruments. The Fund may also invest in small- and mid-capitalization companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The Russell 1000 Growth Index is market capitalization-weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN DYNATECH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Expenses Paid During Period 4/1/19–9/30/191, [2]	Ending Account Value 9/30/19	Expenses Paid During Period 4/1/19–9/30/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,038.00	$4.39	$1,020.76	$4.36	0.86%
C	$1,000	$1,034.20	$8.21	$1,017.00	$8.14	1.61%
R	$1,000	$1,036.80	$5.67	$1,019.50	$5.62	1.11%
R6	$1,000	$1,039.90	$2.56	$1,022.56	$2.54	0.50%
Advisor	$1,000	$1,039.40	$3.12	$1,022.01	$3.09	0.61%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Growth Fund

This annual report for Franklin Growth Fund covers the fiscal year ended September 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing substantially in equity securities of companies that are leaders in their industries.

Performance Overview

The Fund’s Class A shares posted a +3.79% cumulative total return for the 12 months under review. In comparison, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, posted a +4.25% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 14.

Performance data represent past performance, which does not guarantee future results. Investment return will fluctuate. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Portfolio Composition

Based on Total Net Assets as of 9/30/19

Manager’s Discussion

Franklin Growth Fund owned shares of 131 companies at period-end. We continue to invest in a broad array of companies of all sizes and in varied industries.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 54.

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FRANKLIN GROWTH FUND

Top 10 Holdings

9/30/19

Company Sector/Industry	% of Total Net Assets

Apple Inc. Technology Hardware & Equipment	4.3%

Amazon.com Inc. Retailing	3.8%

Microsoft Corp. Software & Services	2.9%

The Boeing Co. Capital Goods	2.6%

Northrop Grumman Corp. Capital Goods	2.6%

Alphabet Inc. Media & Entertainment	2.4%

Mastercard Inc. Software & Services	2.3%

Union Pacific Corp. Transportation	2.0%

Mettler-Toledo International Inc. Pharmaceuticals, Biotechnology & Life Sciences	1.9%

Intuit Inc. Software & Services	1.6%

During the period under review, the information technology (IT), materials and industrials sectors notably contributed to performance.2 Within the IT sector, information software and services firm Microsoft is a beneficiary of strong sales execution, a positive enterprise IT spending environment, its status as a critical partner to IT departments in this time of digital transformation, and a large installed base that is successfully moving to higher-value cloud and Service-as-a-Software deployments. The company saw sustained strength in its enterprise cloud computing platform Azure, solid growth in its traditional server products and particularly strong growth in commercial bookings. Furthermore, the company continued to expand gross profit margins and control operational expenses.

Mastercard continues to perform very well, meeting revenue and earnings expectations amid continued strong volume, transaction and cross border growth rates. The company announced several growth initiatives, partnerships, acquisition of capabilities that expand its global network, investment in emerging regions and expansion into new payment flows. Mastercard has shown an ability to both invest for the long term and deliver solid quarter-to-quarter execution, which we believe is supported by a strong organic growth profile. ServiceNow, a leader in enabling digital transformation, provides cloud-based IT service management for enterprise customers and has been steadily growing into a multi-product company providing an integrated platform to clients. We believe its strong product line-up and a relatively benign competitive environment could potentially lead to strong growth as the company increases its market share and seeks to become the workflow platform for larger enterprises.

Within the materials sector, Ecolab, which engages in the provision of products and services in the field of water, hygiene and energy also contributed to Fund results. In industrials, holding company Verisk Analytics, which engages in the provision of data analytics for customers in insurance, energy and financial services and global security company Northrup Grumman also boosted results.

Individual contributor American Tower, a wireless communications operator, contributed to the Fund’s results. The company had a strong first quarter 2019 led by accelerating strength in the U.S. despite some headwinds in India.

In contrast, the consumer discretionary, energy and health care sectors detracted from Fund performance.3 Within consumer discretionary, online marketplace Amazon.com detracted from results as it delivered a mixed third quarter 2018 report with growing revenue that exceeded company guidance but was lower than investors expected, due to slower international retail and weak results from acquired businesses. Amazon’s fourth-quarter 2018 revenue and earnings exceeded all expectations, but guidance indicating slower first-quarter 2019 revenue growth hindered the stock.

Within the energy sector, Concho Resources, which engages in the acquisition, development and exploration of oil and natural gas properties, also detracted from results.

In the health care sector, biotechnology company Biogen (not held at period-end) hindered performance as it suffered a major setback with the recent failure of the drug

2. The IT sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI.

3. The consumer discretionary sector comprises automobile and components, consumer durables and apparel, consumer services and retailing in the SOI. The health care sector comprises health care equipment and services and pharmaceuticals, biotechnology and life sciences in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GROWTH FUND

Aducanumab during its trial phase. The drug was to be utilized in the treatment of Alzheimer’s.

ABIOMED, a research, development and medical device company, also detracted from results as the company was forced to cut its guidance when a U.S. Food and Drug Administration (FDA) letter issued in February 2019 incorrectly addressed the safety of the Impella PR heart pump. Although the FDA clarified matters and stated the device was safe and effective, the company’s financial results were negatively impacted. We believe company fundamentals remain strong and there is an extensive market opportunity for ABIOMED’s minimally invasive heart pump.

Other detractors included multi-industry company Textron (not held at period-end), which leverages a global network of aircraft, defense, industrial and finance businesses as well as DXC Technology, a technology and support services company, and 3M, a technology and manufacturing company.

Thank you for your continued participation in Franklin Growth Fund. We look forward to serving your future investment needs.

Serena Perin Vinton, CFA

John Anderson
Robert Rendler, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN GROWTH FUND

Performance Summary as of September 30, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	+3.79%	-1.92%
5-Year	+75.85%	+10.69%
10-Year	+248.55%	+12.66%

Advisor
1-Year	+4.05%	+4.05%
5-Year	+78.07%	+12.23%
10-Year	+257.40%	+13.58%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 16 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A   (10/1/09–9/30/19)

Advisor Class   (10/1/09–9/30/19)

See page 16 for Performance Summary footnotes.

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FRANKLIN GROWTH FUND

PERFORMANCE SUMMARY

Distributions  (10/1/18–9/30/19)

Share Class	Net Investment Income	Long-Term Capital Gain	Total
A	$0.4377	$1.0435	$1.4812
C	$—	$1.0435	$1.0435
R	$0.1413	$1.0435	$1.1848
R6	$0.7873	$1.0435	$1.8308
Advisor	$0.6908	$1.0435	$1.7343
Total Annual Operating Expenses[6]
Share Class	With Fee Waiver	Without Fee Waiver
A	0.84%	0.84%
Advisor	0.59%	0.59%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Historically, the Fund has focused on larger companies. The Fund may also invest in small, relatively new and/or unseasoned companies, which involves additional risks, as the price of these securities can be volatile, particularly over the short term. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. In addition, the Fund may invest up to 40% of its net assets in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Expenses Paid During Period 4/1/19–9/30/191, [2]	Ending Account Value 9/30/19	Expenses Paid During Period 4/1/19–9/30/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,061.50	$4.29	$1,020.91	$4.20	0.83%
C	$1,000	$1,057.50	$8.15	$1,017.15	$7.99	1.58%
R	$1,000	$1,060.20	$5.58	$1,019.65	$5.47	1.08%
R6	$1,000	$1,063.50	$2.43	$1,022.71	$2.38	0.47%
Advisor	$1,000	$1,062.90	$3.00	$1,022.16	$2.94	0.58%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Income Fund

This annual report for Franklin Income Fund covers the fiscal year ended September 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize income, while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities.

Performance Overview

The Fund’s Class A shares posted a cumulative total return of +4.40% for the 12 months under review. In comparison, the Fund’s equity benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, posted a +4.25% total return.1,2 The Fund’s new secondary benchmark, the blended 50% MSCI USD High Dividend Yield Index + 25% Bloomberg Barclays High Yield Very Liquid Index + 25% Bloomberg Barclays U.S. Aggregate Index (Blended Benchmark), which is a combination of leading stock and bond indexes that better reflect the asset allocation of the Fund’s portfolio, posted a +7.94% total return.3 The Fund’s prior fixed income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks the U.S. investment-grade, taxable bond market, posted a +10.30% total return.1 The Fund’s peers, as measured by the Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average, which consists of funds chosen by Lipper that, by practice, maintain a mix of 40% to 60% equity securities, with the remainder in bonds and cash, posted a +3.92% total return.4 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 21.

Performance data represent past performance, which does not guarantee future results. Investment return will fluctuate. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Dividend Distributions*

10/1/18–9/30/19

	Dividend per Share (cents)
Month	Class A	Class A1	Class C	Class R	Class R6	Advisor Class

October	0.98	1.00	0.90	0.93	1.03	1.02

November	0.98	1.00	0.90	0.93	1.03	1.02

December	0.98	1.00	0.90	0.93	1.03	1.02

January	0.98	1.00	0.90	0.93	1.03	1.02

February	0.98	1.00	0.90	0.93	1.03	1.02

March	0.98	1.00	0.90	0.93	1.03	1.02

April	0.98	1.00	0.90	0.93	1.03	1.02

May	0.98	1.00	0.90	0.93	1.03	1.02

June	0.98	1.00	0.90	0.93	1.03	1.02

July	0.98	1.00	0.90	0.93	1.03	1.02

August	0.98	1.00	0.90	0.93	1.03	1.02

September	0.98	1.00	0.90	0.93	1.03	1.02

Total	11.76	12.00	10.80	11.16	12.36	12.24

* The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Investment Strategy

In analyzing debt and equity securities, we consider such factors as a company’s experience and managerial strength; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings. When choosing investments for the Fund, we apply a bottom-up, value oriented, long-term approach, focusing on the market

1. Source: Morningstar.

2. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

3. Source: Factset. The Fund’s Blended Benchmark was calculated internally and rebalanced monthly.

4. Source: Lipper, a Thomson Reuters Company. For the 12-month period ended 9/30/19, this category consisted of 600 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered. The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 65.

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price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earning, asset value and cash flow potential.

Manager’s Discussion

During the period under review, our equity weighting decreased from 50.0% to 47.8%, and our fixed income weighting increased from 47.9% to 50.0%. The Fund’s cash position increased from 2.1% to 2.2% of total net assets.

The primary driver of returns in financial markets over the period was the significant decline in long-term interest-rates as evidenced by the decline in yields for 10-year U.S. Treasury securities where the yield declined from over 3% at the start of the period to near 1.6% at period-end. This decline was highly beneficial for returns from higher quality long-duration fixed income assets. Key themes driving this move included slowing global growth, the absence of inflationary pressures, and reduced sentiment related to trade policy uncertainty.

Equity markets started the period with a significant decline in the fourth quarter of 2018 as investors worried about deceleration in global GDP growth, trade policy disruptions, monetary policy tightening, and slowing earnings growth. The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate in December, but then cut the rate in July, which reversed the increase and fueled the market to new highs. The Fed then cut the rate one more time in September.

In addition to a more supportive monetary policy globally, equities benefited from the belief that U.S. consumers and strong domestic labor market conditions (lowest unemployment rate in 50 years) remained robust enough to sustain moderate economic growth going forward.

While overall equity market gains were relatively modest during the period, sector total return dispersion was fairly significant with strong positive returns from the utilities, information technology and consumer staples sectors. The most significant contributors to performance within the utility sector included electric utility companies The Southern Company, Sempra Energy, and Dominion Energy. Top contributors within the information technology sector included Texas Instruments and Microsoft Corp. Consumer staples also contributed as our holdings in Procter & Gamble performed well due to improved fundamentals and favorable market sentiment.

Within equities, the energy, materials, and industrial sectors were key detractors from performance. Most notably weak energy sector fundamentals hampered our stock holdings in

Portfolio Composition

9/30/19

% of Total Net Assets
Equity*	47.8%
Financials	8.4%
Information Technology	8.0%
Energy	6.5%
Health Care	6.2%
Utilities	6.0%
Consumer Discretionary	3.5%
Materials	2.9%
Industrials	2.2%
Communication Services	2.1%
Consumer Staples	1.5%
Real Estate	0.5%
Fixed Income**	50.0%
Financials	17.1%
Health Care	12.9%
Energy	6.0%
Communication Services	5.8%
Consumer Discretionary	2.9%
Materials	1.4%
Utilities	1.2%
Consumer Staples	0.9%
Industrials	0.7%
Information Technology	0.5%
Real Estate	0.6%
Short-Term Investments & Other Net Assets	2.2%

*Includes convertible bonds.

**Includes senior floating rate interests and index-linked notes.

Occidental Petroleum, which was under pressure due to the acquisition of Anadarko Petroleum (not a Fund holding), as well as Halliburton and a convertible security in Weatherford International.

The Fund experienced modest overall gains from fixed income securities, which lagged the strong returns of the broad Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s overweight position in relatively short duration credit exposures and generally underweight position in higher-quality, longer duration assets were the primary contributors to underperformance. While failing to deliver attractive relative total return during the period, the Fund’s positioning did provide a higher level of income consistent with the investment strategy’s primary objective.

In fixed income, all sectors were positive excluding energy, which broadly struggled with rising credit spreads. Key detractors in the energy sector included oilfield services and

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FRANKLIN INCOME FUND

equipment company Weatherford International, which struggled from weakening demand for upstream services, and oil and gas exploration and production company Chesapeake Energy, which struggled in part due to weak expectations for commodity oil and natural gas prices.

Top Five Equity Holdings*

9/30/19

Company Sector/Industry	% of Total Net Assets

The Southern Co. Utilities	2.0%

Wells Fargo & Co. Financials	1.9%

Bank of America Corp. Financials	1.7%

Dominion Energy Inc. Utilities	1.6%

Occidental Petroleum Corp. Energy	1.4%

* Includes convertible bonds.

Specialty pharmaceutical companies Mallinckrodt International and Endo also detracted in part due to concerns around potential liabilities related to opioid settlements.

Within fixed income, holdings of U.S. Treasury securities boosted returns during the period as did holdings in hospital management companies Community Health Systems and Tenet Healthcare amid improved fundamentals in the sector and modest deleveraging. In the communications sector, bond holdings from Sprint Corp. and DISH Corp. aided overall returns.

Top Five Fixed Income Holdings*

9/30/19

Company Sector/Industry	% of Total Net Assets

U.S. Treasury Note Financials	8.7%

CHS/Community Health Systems Inc. Health Care	4.9%

Tenet Healthcare Corp. Health Care	2.8%

U.S. Treasury Bond Financials	2.2%

Chesapeake Energy Corp. Energy	1.7%

*Includes senior floating rate interests and index-linked notes.

Thank you for your continued participation in Franklin Income Fund. We look forward to serving your future investment needs.

Edward Perks, CFA Lead Portfolio Manager

Matthew Quinlan
Richard S. Hsu, CFA
Todd Brighton, CFA
Brendan Circle, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of September 30, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4,5
1-Year	+4.40%	+0.49%

5-Year	+20.42%	+3.00%

10-Year	+104.43%	+7.00%

Advisor
1-Year	+4.65%	+4.65%

5-Year	+21.54%	+3.98%

10-Year	+107.77%	+7.59%

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with fee waiver)	(without fee waiver)

A	4.92%	3.56%	3.55%

Advisor	5.37%	3.95%	3.95%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 24 for Performance Summary footnotes.

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FRANKLIN INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A   (10/1/09–9/30/19)

Advisor Class   (10/1/09–9/30/19)

See page 24 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	9/30/19	9/30/18	Change

A (FKIQX)	$2.30	$2.32	-$0.02

A1 (FKINX)	$2.30	$2.32	-$0.02

C (FCISX)	$2.34	$2.35	-$0.01

R (FISRX)	$2.26	$2.28	-$0.02

R6 (FNCFX)	$2.29	$2.30	-$0.01

Advisor (FRIAX)	$2.28	$2.30	-$0.02

Distributions (10/1/18–9/30/19)

Share Class	Net Investment Income

A	$0.1176

A1	$0.1200

C	$0.1080

R	$0.1116

R6	$0.1236

Advisor	$0.1224

Total Annual Operating Expenses[11]

Share Class	With Fee Waiver	Without Fee Waiver

A	0.72%	0.72%

Advisor	0.47%	0.47%

See page 24 for Performance Summary footnotes.

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FRANKLIN INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s portfolio includes a substantial portion of higher-yielding, lower-rated corporate bonds and some floating rate loans, which are also higher yielding and lower rated. These investments have more credit risk than investment-grade securities and are subject to increased risk of default and potential loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Foreign investing involves additional risks such as currency and market volatility, as well as political and social instability. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

5. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

6. Distribution rate is based on an annualization of the respective class’s September dividend and the maximum offering price (NAV for Advisor Class) per share on 9/30/19.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, S&P and Fitch, respectively.

9. Source: Factset. The Blended 50% MSCI USD High Dividend Yield Index + 25% Bloomberg Barclays High Yield Very Liquid Index + 25% Bloomberg Barclays U.S. Aggregate Index measures performance of high dividend-paying global and developed and emerging stocks, noninvestment-grade corporate bonds and tracks performance of the U.S. investment-grade bond market.

10. Source: Lipper, a Thomas Reuters Company. The Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Mixed-Asset Target Allocation Moderate Funds classification in the Lipper Open-End underlying funds universe. Lipper Mixed-Asset Target Allocation Moderate Funds are defined as funds that, by portfolio practice, maintain a mix of between 40%–60% equity securities, with the remainder invested in bonds, cash and cash equivalents. For the one-year period ended 9/30/19, there were 600 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.

11. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Expenses Paid During Period 4/1/19–9/30/191, [2]	Ending Account Value 9/30/19	Expenses Paid During Period 4/1/19–9/30/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,021.50	$3.60	$1,021.51	$3.60	0.71%
A1	$1,000	$1,017.60	$3.09	$1,022.01	$3.09	0.61%
C	$1,000	$1,019.10	$5.62	$1,019.50	$5.62	1.11%
R	$1,000	$1,016.10	$4.85	$1,020.26	$4.86	0.96%
R6	$1,000	$1,023.00	$1.98	$1,023.11	$1.98	0.39%
Advisor	$1,000	$1,018.30	$2.33	$1,022.76	$2.33	0.46%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	25

Franklin U.S. Government Securities Fund

This annual report for Franklin U.S. Government Securities Fund covers the fiscal year ended September 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks income by investing at least 80% of its net assets in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).

Since 1983, the Fund has invested substantially in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal.1 Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.

Portfolio Composition

Based on Total Net Assets as of 9/30/19

GNMA	97.7%
U.S. Government and Agency Securities	0.4%
Short-Term Investments & Other Net Assets	1.9%

Performance Overview

The Fund’s Class A shares posted a +6.70% cumulative total return for the 12 months under review. In comparison, the Bloomberg Barclays U.S. Government Intermediate Index, the intermediate component of the Bloomberg Barclays U.S. Government Index, posted a +7.52% total return.2 The Fund’s peers, as measured by the Lipper GNMA Funds Classification Average, which consists of funds chosen by Lipper that invest primarily in GNMAs, posted a +6.90% total return for the same period.3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 28.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We currently invest the Fund’s assets substantially in GNMA obligations. We analyze securities using proprietary models to help us identify attractive investment opportunities.

Dividend Distributions*

10/1/18–9/30/19

	Dividend per Share (cents)
Month	Class A	Class A1	Class C	Class R	Class R6	Advisor Class
October	1.62	1.54	1.25	1.37	1.67	1.62
November	1.49	1.54	1.31	1.38	1.68	1.62
December	1.50	1.53	1.28	1.36	1.66	1.60
January	1.50	1.54	1.29	1.37	1.68	1.62
February	1.51	1.55	1.32	1.39	1.68	1.61
March	1.43	1.47	1.22	1.30	1.61	1.55
April	1.46	1.50	1.25	1.32	1.63	1.57
May	1.44	1.48	1.23	1.31	1.62	1.56
June	1.43	1.47	1.22	1.30	1.61	1.55
July	1.40	1.44	1.18	1.26	1.59	1.52
August	1.38	1.42	1.17	1.24	1.57	1.50
September	1.49	1.51	1.25	1.34	1.65	1.59
Total	17.65	17.99	14.97	15.94	19.65	18.91

*The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Manager’s Discussion

During the period, GNMA mortgage-backed securities (MBS) produced negative excess returns and underperformed Treasuries.

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to the timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

2. Source: Morningstar.

3. Source: Lipper, a Thomson Reuters Company. For the 12-month period ended 9/30/19, there were 52 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered. The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 88.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

MBS conditions remain supportive and the prepayment outlook fairly benign. With this backdrop, despite tight overall valuations, we are constructive on MBS fundamentals. The continued wind down of the Federal Reserve’s (Fed’s) System Open Market Account stands to be a key influence on the market as we move into the later part of the year. Despite relatively constant net supply, the Fed’s winding down of the balance sheet and an investor base that is mainly even-weighted could pressure the sector.

Within the agency mortgage pass-through sector, GNMAs underperformed their Freddie Mac and Fannie Mae counterparts. All coupons produced negative excess returns. GNMA I 4.0%, GNMA I 4.5% and GNMA I 3.0% were the worst performers.

The Fund maintains a conservative, disciplined investment strategy and invests primarily in GNMA mortgage pass-throughs, which remain the only MBS that are backed by the full faith and credit of the U.S. government—the same guarantee applicable to U.S. Treasuries.1 We believe our collateral-intensive research approach can allow us to uncover dislocations across the GNMA markets and associated misvaluation of prepayment risk. We continue to focus on specified pools where we believe our experience and continual investment in new technologies help us uncover these discrepancies.

During the period, we were more weighted toward GNMA IIs (pools of mortgages from multiple issuers) than GNMA Is (pools of mortgages from single issuers). Over the period, we added to GNMA II 3.0% and 4.0% coupons, while reducing exposure to 3.5%, 4.5% and 5.0% coupons. Our heaviest allocation was in 3.5%, 4.0% and 3.0% coupons at period-end. The Fund’s position in 4.0%, 5.0% and 6.0% coupon GNMA securities benefited performance, while our allocation to 3.5%, 3.0% and 4.5% coupon GNMAs detracted from performance.

In October 2019, after period-end, Roger Bayston stepped off as Portfolio Manager of the Fund, while Neil Dhruv was added as a Portfolio Manager.

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years ahead.

Roger A. Bayston, CFA

Paul Varunok

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Performance Summary as of September 30, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4,5
1-Year	+6.70%	+2.70%

5-Year	+9.36%	+1.03%

10-Year	+27.88%	+2.10%

Advisor
1-Year	+7.08%	+7.08%

5-Year	+10.22%	+1.97%

10-Year	+29.83%	+2.64%

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with fee waiver)	(without fee waiver)

A	2.83%	1.91%	1.90%

Advisor	3.13%	2.24%	2.23%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 30 for Performance Summary footnotes.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A   (10/1/09–9/30/19)

Advisor Class   (10/1/09–9/30/19)

See page 30 for Performance Summary footnotes.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Distributions (10/1/18–9/30/19)

Share Class	Net Investment Income
A	$0.1765
A1	$0.1799
C	$0.1497
R	$0.1594
R6	$0.1965
Advisor	$0.1891

Total Annual Operating Expenses11

Share Class	With Fee Waiver	Without Fee Waiver
A	0.87%	0.87%
Advisor	0.62%	0.62%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

5. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

6. Distribution rate is based on an annualization of the respective class’s September dividend and the maximum offering price (NAV for Advisor Class) per share on 9/30/19.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. Bloomberg Barclays U.S. Government Intermediate Index, the intermediate component of the Bloomberg Barclays U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

9. Source: Lipper, a Thomson Reuters Company. The Lipper GNMA Funds Classification Average is calculated by averaging the total sum for all funds within the Lipper GNMA Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper GNMA Funds are defined as funds that invest primarily in Government National Mortgage Association securities. For the one-year period ended 9/30/19, there were 52 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.

10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

11. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Expenses Paid During Period 4/1/19–9/30/191, [2]	Ending Account Value 9/30/19	Expenses Paid During Period 4/1/19–9/30/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,033.10	$4.49	$1,020.66	$4.46	0.88%
A1	$1,000	$1,033.50	$3.98	$1,021.16	$3.95	0.78%
C	$1,000	$1,031.10	$6.52	$1,018.65	$6.48	1.28%
R	$1,000	$1,031.70	$5.76	$1,019.40	$5.72	1.13%
R6	$1,000	$1,036.50	$2.55	$1,022.56	$2.54	0.50%
Advisor	$1,000	$1,034.10	$3.21	$1,021.91	$3.19	0.63%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	31

Franklin Utilities Fund

This annual report for Franklin Utilities Fund covers the fiscal year ended September 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks both capital appreciation and current income by investing at least 80% of its net assets in the securities of public utility companies. These are companies that provide electricity, natural gas, water, and communications services to the public and companies that provide services to public utilities companies. The Fund concentrates (invests more than 25% of its total assets) in companies operating in the utilities industry. The Fund invests primarily in equity securities, which consist mainly of common stocks.

Performance Overview

The Fund’s Class A shares posted a +27.43% cumulative total return for the 12 months under review. In comparison, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, posted a +4.25% total return, and the S&P 500 Utilities Index, which measures the performance of all utilities stocks in the S&P 500, posted a +27.10% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 34.

Performance data represent past performance, which does not guarantee future results. Investment return will fluctuate. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity and gas sector. Generally, we seek to invest in companies producing a high percentage of earnings from their regulated operations.

Manager’s Discussion

During the 12 months under review, the utilities sector contributed to the Fund’s performance.2 Notable contributors

Portfolio Composition

Based on Total Net Assets as of 9/30/19

within utilities include NextEra Energy, American Electric Power and Xcel Energy. NextEra Energy, an electric power and energy infrastructure company, benefited from superior organic growth potential as well as modest value from expected investment opportunities related to future acquisitions. The company’s renewable energy goals and additional cost-cutting initiatives are slated to line up with a strengthened earnings-per-share plan to drive growth. We believe American Electric Power, a public utility holding company with operations across several states, has a strong balance sheet and recently increased investment in regulated renewable generation assets, which we believe could provide better-than-expected long-term earnings growth potential. Utility holding company Xcel Energy also contributed to Fund results.

In contrast, a key individual detractor was utility company PG&E. Shares in the company were heavily impacted by the 2017–2018 Northern California fires. Although the company was absolved of responsibility for the 2017 Tubbs fire, it continues to face potential liabilities and years of litigation. As a result, the company filed for bankruptcy in January 2019.

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. The utilities sector comprises electric utilities, gas utilities, multi-utilities and water utilities in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 97.

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Other individual detractors included our holdings in Cheniere Energy (not held at period-end), a liquefied natural gas company, and energy infrastructure company The Williams Companies.

Top 10 Holdings

9/30/19

Company Sector/Industry	% of Total Net Assets

NextEra Energy Inc. Electric Utilities	8.7%

American Electric Power Co. Inc. Electric Utilities	5.1%

Dominion Energy Inc. Multi-Utilities	4.9%

Sempra Energy Multi-Utilities	4.6%

CMS Energy Corp. Multi-Utilities	4.6%

Exelon Corp. Electric Utilities	4.6%

Duke Energy Corp. Electric Utilities	4.1%

Edison International Electric Utilities	4.1%

Xcel Energy Inc. Electric Utilities	4.0%

Evergy Inc. Electric Utilities	3.9%

Thank you for your continued participation in Franklin Utilities Fund. We look forward to serving your future investment needs.

John C. Kohli, CFA
J. Blair Schmicker, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	33

FRANKLIN UTILITIES FUND

Performance Summary as of September 30, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4,5

1-Year	+27.43%	+22.65%

5-Year	+72.76%	+10.71%

10-Year	+224.08%	+12.05%

Advisor
1-Year	+27.78%	+27.78%

5-Year	+74.44%	+11.77%

10-Year	+229.84%	+12.68%

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with fee waiver)	(without fee waiver)

A	1.96%	2.16%	2.16%

Advisor	2.25%	2.49%	2.49%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 37 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (10/1/09–9/30/19)

Advisor Class (10/1/09–9/30/19)

See page 37 for Performance Summary footnotes.

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FRANKLIN UTILITIES FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	9/30/19	9/30/18	Change

A (FKUQX)	$22.53	$18.66	+$3.87

A1 (FKUTX)	$22.54	$18.66	+$3.88

C (FRUSX)	$22.42	$18.57	+$3.85

R (FRURX)	$22.45	$18.59	+$3.86

R6 (FUFRX)	$22.73	$18.81	+$3.92

Advisor (FRUAX)	$22.73	$18.81	+$3.92
Distributions (10/1/18–9/30/19)
Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

A	$0.4942	$0.0112	$0.5657	$1.0711

A1	$0.5143	$0.0112	$0.5657	$1.0912

C	$0.4156	$0.0112	$0.5657	$0.9925

R	$0.4451	$0.0112	$0.5657	$1.0220

R6	$0.5611	$0.0112	$0.5657	$1.1380

Advisor	$0.5438	$0.0112	$0.5657	$1.1207
Total Annual Operating Expenses[9]
Share Class	With Fee Waiver	Without Fee Waiver

A	0.84%	0.84%

Advisor	0.59%	0.59%

See page 37 for Performance Summary footnotes.

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FRANKLIN UTILITIES FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Investing in a fund concentrating in the utilities sector involves special risks, including increased susceptibility to adverse economic and regulatory developments affecting the sector. Stocks historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the short term. Securities issued by utility companies have been historically sensitive to interest rate changes. When interest rates fall, utility securities prices, and thus a utilities fund’s share price, tend to rise; when interest rates rise, their prices generally fall. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

5. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

6. Distribution rate is based on an annualization of the respective class’s current quarterly dividend and the maximum offering price (NAV for Advisor Class) per share on 9/30/19.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The S&P 500 Utilities Index is market capitalization weighted and consists of all utility stocks in the S&P 500.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	37

FRANKLIN UTILITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Expenses Paid During Period 4/1/19–9/30/191, [2]	Ending Account Value 9/30/19	Expenses Paid During Period 4/1/19–9/30/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,123.00	$4.36	$1,020.96	$4.15	0.82%
A1	$1,000	$1,124.00	$3.83	$1,021.46	$3.65	0.72%
C	$1,000	$1,121.50	$6.49	$1,018.95	$6.17	1.22%
R	$1,000	$1,122.10	$5.69	$1,019.70	$5.42	1.07%
R6	$1,000	$1,125.80	$2.66	$1,022.56	$2.54	0.50%
Advisor	$1,000	$1,124.80	$3.04	$1,022.21	$2.89	0.57%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

38	Annual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Financial Highlights

Franklin DynaTech Fund

	Year Ended September 30,
	2019	2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$81.16	$63.10	$52.05	$46.04	$46.08

Income from investment operations[a]:

Net investment income (loss)[b]	(0.20)	(0.23)	(0.18)	(0.14)	(0.21)

Net realized and unrealized gains (losses)	3.79	19.45	12.92	7.35	1.78

Total from investment operations	3.59	19.22	12.74	7.21	1.57

Less distributions from:

Net realized gains	(1.91)	(1.16)	(1.69)	(1.20)	(1.61)

Net asset value, end of year	$82.84	$81.16	$63.10	$52.05	$46.04

Total return[c]	4.77%	30.88%	25.67%	15.73%	3.40%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.86%	0.86%	0.92%	0.91%	0.89%

Expenses net of waiver and payments by affiliates	0.85% [d]	0.86% [d,e]	0.91% [d]	0.90%	0.89%[e]

Net investment income (loss)	(0.26)%	(0.32)%	(0.33)%	(0.30)%	(0.44)%

Supplemental data

Net assets, end of year (000’s)	$4,504,434	$3,741,562	$2,498,393	$2,123,082	$1,857,570

Portfolio turnover rate	20.01%	17.22%	19.85%	22.42%	31.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	39

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)

	Year Ended September 30,
	2019	2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$68.07	$53.49	$44.71	$40.00	$40.53

Income from investment operations[a]:

Net investment income (loss)[b]	(0.66)	(0.65)	(0.50)	(0.43)	(0.50)

Net realized and unrealized gains (losses)	3.10	16.39	10.97	6.34	1.58

Total from investment operations	2.44	15.74	10.47	5.91	1.08

Less distributions from:

Net realized gains	(1.91)	(1.16)	(1.69)	(1.20)	(1.61)

Net asset value, end of year	$68.60	$68.07	$53.49	$44.71	$40.00

Total return[c]	3.97%	29.93%	24.72%	14.86%	2.63%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.61%	1.61%	1.67%	1.66%	1.64%

Expenses net of waiver and payments by affiliates	1.60% [d]	1.61% [d,e]	1.66% [d]	1.65%	1.64%[e]

Net investment income (loss)	(1.01)%	(1.07)%	(1.08)%	(1.05)%	(1.19)%

Supplemental data

Net assets, end of year (000’s)	$597,927	$611,221	$374,502	$318,896	$270,961

Portfolio turnover rate	20.01%	17.22%	19.85%	22.42%	31.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

40	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)

	Year Ended September 30,
	2019	2018	2017	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$78.88	$61.51	$50.90	$45.16	$45.35

Income from investment operations[a]:

Net investment income (loss)[b]	(0.39)	(0.40)	(0.31)	(0.26)	(0.32)

Net realized and unrealized gains (losses)	3.68	18.93	12.61	7.20	1.74

Total from investment operations	3.29	18.53	12.30	6.94	1.42

Less distributions from:

Net realized gains	(1.91)	(1.16)	(1.69)	(1.20)	(1.61)

Net asset value, end of year	$80.26	$78.88	$61.51	$50.90	$45.16

Total return	4.52%	30.57%	25.36%	15.43%	3.11%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.11%	1.11%	1.17%	1.16%	1.14%

Expenses net of waiver and payments by affiliates	1.10% [c]	1.11% [c,d]	1.16% [c]	1.15%	1.14%[d]

Net investment income (loss)	(0.51)%	(0.57)%	(0.58)%	(0.55)%	(0.69)%

Supplemental data

Net assets, end of year (000’s)	$123,721	$95,925	$47,860	$38,862	$43,001

Portfolio turnover rate	20.01%	17.22%	19.85%	22.42%	31.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	41

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)

	Year Ended September 30,
	2019		2018		2017		2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$84.31		$65.28		$53.56		$47.15	$46.97

Income from investment operations[a]:

Net investment income (loss)[b]	0.07		0.04		0.06		0.06	(0.01)

Net realized and unrealized gains (losses)	3.99		20.15		13.35		7.55	1.80

Total from investment operations	4.06		20.19		13.41		7.61	1.79

Less distributions from:

Net realized gains	(1.91)		(1.16)		(1.69)		(1.20)	(1.61)

Net asset value, end of year	$86.46		$84.31		$65.28		$53.56	$47.15

Total return	5.15%		31.38%		26.17%		16.21%	3.81%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.51%		0.50%		0.49%		0.49%	0.48%

Expenses net of waiver and payments by affiliates	0.50%	[c]	0.50%	[c,d]	0.48%	[c]	0.48%	0.48%[d]

Net investment income (loss)	0.09%		0.04%		0.10%		0.12%	(0.03)%

Supplemental data

Net assets, end of year (000’s)	$2,473,942		$1,688,595		$457,846		$359,505	$362,627

Portfolio turnover rate	20.01%		17.22%		19.85%		22.42%	31.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

42	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)

	Year Ended September 30,
	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$83.56	$64.78	$53.25	$46.96	$46.87

Income from investment operations[a]:

Net investment income (loss)[b]	(0.01)	(0.06)	(0.04)	(0.03)	(0.09)

Net realized and unrealized gains (losses)	3.94	20.00	13.26	7.52	1.79

Total from investment operations	3.93	19.94	13.22	7.49	1.70

Less distributions from:

Net realized gains	(1.91)	(1.16)	(1.69)	(1.20)	(1.61)

Net asset value, end of year	$85.58	$83.56	$64.78	$53.25	$46.96

Total return	5.04%	31.21%	25.98%	16.02%	3.62%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.61%	0.61%	0.67%	0.66%	0.64%

Expenses net of waiver and payments by affiliates	0.60% [c]	0.61% [c,d]	0.66% [c]	0.65%	0.64%[d]

Net investment income (loss)	(0.01)%	(0.07)%	(0.08)%	(0.05)%	(0.19)%

Supplemental data

Net assets, end of year (000’s)	$1,154,604	$680,066	$712,762	$203,443	$176,090

Portfolio turnover rate	20.01%	17.22%	19.85%	22.42%	31.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	43

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, September 30, 2019

Franklin DynaTech Fund

	Country	Shares	Value

Common Stocks 94.0%
Aerospace & Defense 3.8%
The Boeing Co.	United States	300,000	$114,141,000
Heico Corp.	United States	950,000	118,636,000
[a] Mercury Systems Inc.	United States	100,000	8,117,000
Raytheon Co.	United States	500,000	98,095,000

			338,989,000

Biotechnology 0.4%
[a] Neurocrine Biosciences Inc.	United States	350,000	31,538,500
[a] Repligen Corp.	United States	10,000	766,900
[a] Veracyte Inc.	United States	100,000	2,400,000

			34,705,400

Capital Markets 3.9%
[a] Assetmark Financial Holdings Inc.	United States	147,000	3,829,350
CME Group Inc.	United States	200,000	42,268,000
Intercontinental Exchange Inc.	United States	1,000,000	92,270,000
Moody’s Corp.	United States	350,000	71,690,500
MSCI Inc.	United States	500,000	108,875,000
Tradeweb Markets Inc.	United States	600,000	22,188,000

			341,120,850

Diversified Consumer Services 0.6%
[a] Bright Horizons Family Solutions Inc.	United States	350,000	53,375,000

Electronic Equipment, Instruments & Components 1.9%
Amphenol Corp., A	United States	850,000	82,025,000
Keyence Corp.	Japan	50,000	30,939,278
[a] Keysight Technologies Inc.	United States	525,000	51,056,250

			164,020,528

Entertainment 0.5%
[a] Netflix Inc.	United States	100,000	26,762,000
[a] Sea Ltd., ADR	Taiwan	600,000	18,570,000

			45,332,000

Equity Real Estate Investment Trusts (REITs) 4.1%
American Tower Corp.	United States	500,000	110,565,000
Crown Castle International Corp.	United States	500,000	69,505,000
Equinix Inc.	United States	105,000	60,564,000
SBA Communications Corp., A	United States	500,000	120,575,000

			361,209,000

Health Care Equipment & Supplies 9.5%
Abbott Laboratories	United States	1,250,000	104,587,500
[a] Alcon Inc.	Switzerland	270,000	15,738,300
Baxter International Inc.	United States	50,000	4,373,500
Becton, Dickinson and Co.	United States	250,000	63,240,000
Danaher Corp.	United States	900,000	129,987,000
[a] Edwards Lifesciences Corp.	United States	450,000	98,959,500
[a] IDEXX Laboratories Inc.	United States	500,000	135,965,000
[a] Intuitive Surgical Inc.	United States	165,000	89,088,450

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin DynaTech Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Health Care Equipment & Supplies (continued)
[a] iRhythm Technologies Inc.	United States	350,000	$25,938,500
ResMed Inc.	United States	300,000	40,533,000
Siemens Healthineers AG	Germany	425,000	16,719,474
STERIS PLC	United States	50,000	7,224,500
Stryker Corp.	United States	500,000	108,150,000

			840,504,724

Health Care Providers & Services 0.6%
[a] Guardant Health Inc.	United States	100,000	6,383,000
UnitedHealth Group Inc.	United States	200,000	43,464,000

			49,847,000

Health Care Technology 1.9%
[a] Inspire Medical Systems Inc.	United States	550,000	33,561,000
[a] Veeva Systems Inc.	United States	900,000	137,421,000

			170,982,000

Industrial Conglomerates 1.0%

Roper Technologies Inc.	United States	250,000	89,150,000

Interactive Media & Services 6.6%
[a] Adevinta ASA, A	France	1,000,000	11,584,263
[a] Alphabet Inc., A	United States	200,000	244,228,000
[a] Alphabet Inc., C	United States	62,170	75,785,230
[a] Facebook Inc., A	United States	450,000	80,136,000
Match Group Inc.	United States	725,000	51,794,000
[a] Pinterest Inc., A	United States	1,000,000	26,450,000
Tencent Holdings Ltd.	China	2,250,000	94,789,421
[a] Twitter Inc.	United States	50,000	2,060,000

			586,826,914

Internet & Direct Marketing Retail 9.8%
[a] Alibaba Group Holding Ltd., ADR	China	550,000	91,976,500
[a] Amazon.com Inc.	United States	325,000	564,170,750
[a] Booking Holdings Inc.	United States	20,000	39,252,200
[a] Chewy Inc., A	United States	33,100	813,598
[a] Delivery Hero SE	Germany	350,000	15,548,513
[a] Etsy Inc.	United States	850,000	48,025,000
[a] MercadoLibre Inc.	Argentina	200,000	110,246,000
[a,b] Zalando SE, 144A	Germany	25,000	1,141,125

			871,173,686

IT Services 11.9%
[a] Adyen NV	Netherlands	100,000	65,873,554
[a] Fiserv Inc.	United States	525,000	54,384,750
[a] InterXion Holding NV	Netherlands	650,000	52,949,000
Mastercard Inc., A	United States	1,000,000	271,570,000
[a] MongoDB Inc.	United States	500,000	60,240,000
[a] Network International Holdings Ltd.	United Arab Emirates	1,000,000	6,577,290
[a] Okta Inc., A	United States	300,000	29,538,000
[a] PagSeguro Digital Ltd., A	Brazil	25,000	1,157,750

franklintempleton.com	Annual Report	45

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin DynaTech Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
IT Services (continued)
[a] PayPal Holdings Inc.	United States	1,200,000	$124,308,000
[a] Shopify Inc., A	Canada	400,000	124,533,716
[a] Twilio Inc., A	United States	340,000	37,386,400
Visa Inc., A	United States	1,250,000	215,012,500
[a] Wix.com Ltd.	Israel	100,000	11,674,000

			1,055,204,960

Life Sciences Tools & Services 2.5%
[a] 10X Genomics Inc., A	United States	30,200	1,522,080
[a] Evotec SE	Germany	300,000	6,676,727
[a] Illumina Inc.	United States	250,000	76,055,000
[a] IQVIA Holdings Inc.	United States	200,000	29,876,000
Thermo Fisher Scientific Inc.	United States	300,000	87,381,000
[a] Waters Corp.	United States	100,000	22,323,000

			223,833,807

Machinery 0.8%
Fortive Corp.	United States	1,000,000	68,560,000

Media 0.9%
[a] Liberty Broadband Corp., A	United States	750,000	78,390,000

Pharmaceuticals 1.8%
AstraZeneca PLC	United Kingdom	800,000	71,413,388
[a] Catalent Inc.	United States	125,000	5,957,500
[a] Elanco Animal Health Inc.	United States	1,000,000	26,590,000
Merck KGaA	Germany	450,000	50,688,523
Zoetis Inc.	United States	50,000	6,229,500

			160,878,911

Professional Services 2.3%
[a] CoStar Group Inc.	United States	160,000	94,912,000
TransUnion	United States	425,000	34,471,750
Verisk Analytics Inc.	United States	475,000	75,116,500

			204,500,250

Semiconductors & Semiconductor Equipment 5.8%
Analog Devices Inc.	United States	600,000	67,038,000
ASML Holding NV, N.Y. shs	Netherlands	200,000	49,684,000
Intel Corp.	United States	800,000	41,224,000
KLA Corp.	United States	260,000	41,457,000
Lam Research Corp.	United States	350,000	80,888,500
Monolithic Power Systems	United States	400,000	62,252,000
NVIDIA Corp.	United States	450,000	78,331,500
Xilinx Inc.	United States	1,000,000	95,900,000

			516,775,000

Software 22.2%
[a] Adobe Inc.	United States	500,000	138,125,000
[a] Altair Engineering Inc.	United States	500,000	17,310,000
[a] Alteryx Inc.	United States	575,000	61,772,250
[a] Anaplan Inc.	United States	450,000	21,150,000

46	Annual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin DynaTech Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Software (continued)
[a] ANSYS Inc.	United States	275,000	$60,874,000
[a] Aspen Technology Inc.	United States	500,000	61,540,000
[a] Atlassian Corp. PLC	United States	500,000	62,720,000
[a] Autodesk Inc.	United States	500,000	73,850,000
[a] Cadence Design Systems Inc.	United States	700,000	46,256,000
Constellation Software Inc.	Canada	50,000	49,956,581
[a] Coupa Software Inc.	United States	500,000	64,785,000
[a] Guidewire Software Inc.	United States	500,000	52,690,000
[a] Hubspot Inc.	United States	500,000	75,805,000
Intuit Inc.	United States	500,000	132,970,000
[a] Lightspeed POS Inc.	Canada	350,000	8,097,863
Microsoft Corp.	United States	2,500,000	347,575,000
[a] Q2 Holdings Inc.	United States	600,000	47,322,000
[a] RealPage Inc.	United States	100,000	6,286,000
[a] RingCentral Inc., A	United States	200,000	25,132,000
[a] salesforce.com Inc.	United States	1,000,000	148,440,000
[a] ServiceNow Inc.	United States	700,000	177,695,000
[a] Smartsheet Inc. A	United States	550,000	19,816,500
[a] Synopsys Inc.	United States	500,000	68,625,000
[a] Tyler Technologies Inc.	United States	165,000	43,312,500
[a] Workday Inc., A	United States	600,000	101,976,000
[a] Zendesk Inc.	United States	650,000	47,372,000

			1,961,453,694

Technology Hardware, Storage & Peripherals 1.0%
Apple Inc.	United States	400,000	89,588,000

Textiles, Apparel & Luxury Goods 0.2%
NIKE Inc., B	United States	200,000	18,784,000

Total Common Stocks (Cost $4,736,572,428)			8,325,204,724

Short Term Investments 5.9%

Money Market Funds (Cost $439,351,721) 5.0%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 1.71%	United States	439,351,721	439,351,721

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin DynaTech Fund (continued)

	Country	Principal Amount	Value

Short Term Investments (continued)
Repurchase Agreements (Cost $77,855,135) 0.9%
[e] Joint Repurchase Agreement, 2.343%, 10/01/19 (Maturity Value $77,860,203) BNP Paribas Securities Corp. (Maturity Value $38,388,973) Deutsche Bank Securities Inc. (Maturity Value $13,878,581) HSBC Securities (USA) Inc. (Maturity Value $25,592,649) Collateralized by [f]U.S. Treasury Bills, 11/19/19; U.S. Treasury Notes, 1.375% - 3.125%, 1/31/20 - 7/31/26; and U.S. Treasury Strips, 2/15/24 - 5/15/35 (valued at $79,441,896)	United States	$77,855,135	$77,855,135

Total Investments (Cost $5,253,779,284) 99.9%			8,842,411,580
Other Assets, less Liabilities 0.1%			12,216,003

Net Assets 100.0%			$8,854,627,583

See Abbreviations on page 133.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2019, the value of this security was $1,141,125, representing less than 0.1% of net assets.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

eSee Note 1(c) regarding joint repurchase agreement.

fThe security was issued on a discount basis with no stated coupon rate.

48	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Financial Highlights

Franklin Growth Fund

	Year Ended September 30,
	2019	2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$107.59	$ 91.61	$78.54	$72.40	$70.51

Income from investment operations[a]:

Net investment income[b]	0.46	0.41	0.40	0.47 [c]	0.29

Net realized and unrealized gains (losses)	3.47	18.18	15.56	8.51	1.79

Total from investment operations	3.93	18.59	15.96	8.98	2.08

Less distributions from:

Net investment income	(0.44)	(0.36)	(0.39)	(0.47)	(0.19)

Net realized gains	(1.04)	(2.25)	(2.50)	(2.37)	—

Total distributions	(1.48)	(2.61)	(2.89)	(2.84)	(0.19)

Net asset value, end of year	$110.04	$107.59	$91.61	$78.54	$72.40

Total return[d]	3.79%	20.72%	21.12%	12.57%	2.94%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.83%	0.83%	0.88%	0.88%	0.88%

Expenses net of waiver and payments by affiliates[e]	0.83% [f]	0.83% [f]	0.87%	0.86%	0.88%[f]

Net investment income	0.45%	0.41%	0.47%	0.63% [c]	0.38%

Supplemental data

Net assets, end of year (000’s)	$9,157,154	$9,044,834	$8,051,641	$7,628,523	$7,185,665

Portfolio turnover rate	4.91% [g]	6.05% [g]	5.60%	7.53%	5.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.50%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)

	Year Ended September 30,
	2019		2018		2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 98.38		$84.25		$72.60	$67.17	$65.75

Income from investment operations[a]:

Net investment income (loss)[b]	(0.29)		(0.30)		(0.21)	(0.08)[c]	(0.26)

Net realized and unrealized gains (losses)	3.16		16.68		14.36	7.88	1.68

Total from investment operations	2.87		16.38		14.15	7.80	1.42

Less distributions from:

Net realized gains	(1.04)		(2.25)		(2.50)	(2.37)	—

Net asset value, end of year	$100.21		$98.38		$84.25	$72.60	$67.17

Total return[d]	3.02%		19.82%		20.21%	11.74%	2.16%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.58%		1.58%		1.63%	1.63%	1.63%

Expenses net of waiver and payments by affiliates[e]	1.58%	[f]	1.58%	[f]	1.62%	1.61%	1.63%[f]

Net investment income (loss)	(0.30)%		(0.34)%		(0.28)%	(0.12)% [c]	(0.37)%

Supplemental data

Net assets, end of year (000’s)	$704,217		$1,060,258		$930,751	$846,965	$777,570

Portfolio turnover rate	4.91%	[g]	6.05%	[g]	5.60%	7.53%	5.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.25)%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

50	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)

	Year Ended September 30,
	2019	2018	2017	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$107.00	$ 91.13	$78.14	$71.93	$70.05

Income from investment operations[a]:

Net investment income[b]	0.21	0.16	0.19	0.29 [c]	0.10

Net realized and unrealized gains (losses)	3.46	18.09	15.51	8.45	1.78

Total from investment operations	3.67	18.25	15.70	8.74	1.88

Less distributions from:

Net investment income	(0.14)	(0.13)	(0.21)	(0.16)	—

Net realized gains	(1.04)	(2.25)	(2.50)	(2.37)	—

Total distributions	(1.18)	(2.38)	(2.71)	(2.53)	—

Net asset value, end of year	$109.49	$107.00	$91.13	$78.14	$71.93

Total return	3.54%	20.42%	20.81%	12.29%	2.68%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.08%	1.08%	1.13%	1.13%	1.13%

Expenses net of waiver and payments by affiliates[d]	1.08% [e]	1.08% [e]	1.12%	1.11%	1.13%[e]

Net investment income	0.20%	0.16%	0.22%	0.38% [c]	0.13%

Supplemental data

Net assets, end of year (000’s)	$435,331	$524,960	$510,317	$477,221	$501,813

Portfolio turnover rate	4.91% [f]	6.05% [f]	5.60%	7.53%	5.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.25%.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)

	Year Ended September 30,
	2019	2018	2017	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$107.90	$ 91.90	$78.79	$72.69	$70.76

Income from investment operations[a]:

Net investment income[b]	0.83	0.77	0.74	0.78 [c]	0.61

Net realized and unrealized gains (losses)	3.47	18.22	15.59	8.56	1.79

Total from investment operations	4.30	18.99	16.33	9.34	2.40

Less distributions from:

Net investment income	(0.79)	(0.74)	(0.72)	(0.87)	(0.47)

Net realized gains	(1.04)	(2.25)	(2.50)	(2.37)	—

Total distributions	(1.83)	(2.99)	(3.22)	(3.24)	(0.47)

Net asset value, end of year	$110.37	$107.90	$91.90	$78.79	$72.69

Total return	4.16%	21.17%	21.61%	13.05%	3.37%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.48%	0.47%	0.46%	0.46%	0.46%

Expenses net of waiver and payments by affiliates[d]	0.48% [e]	0.46%	0.45%	0.44%	0.46%[e]

Net investment income	0.80%	0.78%	0.89%	1.05% [c]	0.80%

Supplemental data

Net assets, end of year (000’s)	$2,545,800	$2,634,455	$1,700,993	$1,247,825	$1,163,362

Portfolio turnover rate	4.91% [f]	6.05% [f]	5.60%	7.53%	5.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.92%.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

52	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)

	Year Ended September 30,
	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$107.95	$ 91.90	$78.80	$72.67	$70.75

Income from investment operations[a]:

Net investment income[b]	0.72	0.66	0.60	0.65 [c]	0.48

Net realized and unrealized gains (losses)	3.47	18.23	15.61	8.56	1.79

Total from investment operations	4.19	18.89	16.21	9.21	2.27

Less distributions from:

Net investment income	(0.69)	(0.59)	(0.61)	(0.71)	(0.35)

Net realized gains	(1.04)	(2.25)	(2.50)	(2.37)	—

Total distributions	(1.73)	(2.84)	(3.11)	(3.08)	(0.35)

Net asset value, end of year	$110.41	$107.95	$91.90	$78.80	$72.67

Total return	4.05%	21.02%	21.43%	12.85%	3.20%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.58%	0.58%	0.63%	0.63%	0.63%

Expenses net of waiver and payments by affiliates[d]	0.58% [e]	0.58% [e]	0.62%	0.61%	0.63%[e]

Net investment income	0.70%	0.66%	0.72%	0.88% [c]	0.63%

Supplemental data

Net assets, end of year (000’s)	$3,154,342	$3,139,208	$2,801,153	$1,998,483	$1,514,492

Portfolio turnover rate	4.91% [f]	6.05% [f]	5.60%	7.53%	5.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.75%.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	53

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, September 30, 2019

Franklin Growth Fund

	Country	Shares	Value

Common Stocks 99.0%
Automobiles & Components 0.4%
BorgWarner Inc.	United States	1,633,318	$59,910,104

Capital Goods 15.9%
3M Co.	United States	846,356	139,140,927
Allegion PLC	United States	692,923	71,821,469
AMETEK Inc.	United States	692,923	63,624,190
The Boeing Co.	United States	1,088,879	414,285,793
BWX Technologies Inc.	United States	1,689,412	96,651,260
Caterpillar Inc.	United States	544,440	68,768,216
Deere & Co.	United States	494,945	83,487,323
Emerson Electric Co.	United States	1,088,879	72,802,450
Fortive Corp.	United States	519,692	35,630,084
General Dynamics Corp.	United States	989,889	180,882,417
Huntington Ingalls Industries Inc.	United States	296,967	62,894,641
Illinois Tool Works Inc.	United States	989,889	154,907,730
Ingersoll-Rand PLC	United States	1,088,879	134,160,782
Lockheed Martin Corp.	United States	494,945	193,058,247
Northrop Grumman Corp.	United States	1,088,879	408,100,960
Raytheon Co.	United States	593,934	116,523,911
Stanley Black & Decker Inc.	United States	745,329	107,632,961
United Technologies Corp.	United States	1,050,607	143,428,868

			2,547,802,229

Commercial & Professional Services 3.5%
Equifax Inc.	United States	544,440	76,586,375
[a] IHS Markit Ltd.	United States	3,520,639	235,460,336
Republic Services Inc.	United States	184,700	15,985,785
Verisk Analytics Inc.	United States	1,484,834	234,811,649

			562,844,145

Consumer Durables & Apparel 1.1%
NIKE Inc., B	United States	1,860,992	174,784,369

Consumer Services 0.7%
Carnival Corp.	United States	1,187,867	51,921,667
Graham Holdings Co., B	United States	79,192	52,539,932

			104,461,599

Diversified Financials 3.6%
American Express Co.	United States	593,934	70,250,513
[a] Berkshire Hathaway Inc., A	United States	183	57,065,256
BlackRock Inc.	United States	222,726	99,255,615
The Charles Schwab Corp.	United States	2,969,667	124,221,171
Intercontinental Exchange Inc.	United States	1,385,845	127,871,918
T. Rowe Price Group Inc.	United States	890,901	101,785,439

			580,449,912

Energy 0.6%
Cabot Oil & Gas Corp., A	United States	3,365,622	59,133,978
Concho Resources Inc.	United States	593,934	40,328,119

			99,462,097

54	Annual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Growth Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Food, Beverage & Tobacco 3.6%
Brown-Forman Corp., B	United States	1,608,570	$100,986,025
Constellation Brands Inc., A	United States	544,440	112,851,523
Lamb Weston Holdings Inc.	United States	520,000	37,814,400
Mondelez International Inc., A	United States	1,484,834	82,141,017
[a] Monster Beverage Corp.	United States	2,672,700	155,176,962
PepsiCo Inc.	United States	643,429	88,214,116

			577,184,043

Health Care Equipment & Services 7.9%
Abbott Laboratories	United States	1,336,351	111,812,488
[a] ABIOMED Inc.	United States	197,979	35,218,484
Baxter International Inc.	United States	395,957	34,634,359
Becton, Dickinson and Co.	United States	76,915	19,456,418
Danaher Corp.	United States	1,039,384	150,118,231
[a] Edwards Lifesciences Corp.	United States	395,957	87,074,904
[a] Haemonetics Corp.	United States	989,889	124,864,599
[a] Intuitive Surgical Inc.	United States	445,451	240,512,358
[a] Laboratory Corp. of America Holdings	United States	494,945	83,150,760
Quest Diagnostics Inc.	United States	890,901	95,353,134
Stryker Corp.	United States	395,957	85,645,499
Teleflex Inc.	United States	494,945	168,157,564
[a] Varian Medical Systems Inc.	United States	296,967	35,365,800

			1,271,364,598

Materials 5.3%
Air Products and Chemicals Inc.	United States	494,945	109,808,498
Albemarle Corp.	United States	544,440	37,849,469
[a] Axalta Coating Systems Ltd.	United States	3,365,622	101,473,503
Celanese Corp.	United States	1,237,362	151,316,999
Ecolab Inc.	United States	910,699	180,354,830
International Flavors & Fragrances Inc.	United States	400,000	49,076,000
Linde PLC	United Kingdom	569,187	110,262,905
Martin Marietta Materials Inc.	United States	395,957	108,531,814

			848,674,018

Media & Entertainment 5.9%
[a] Alphabet Inc., A	United States	163,333	199,452,460
[a] Alphabet Inc., C	United States	156,831	191,176,989
Cable One Inc.	United States	79,192	99,362,202
Comcast Corp., A	United States	795,018	35,839,411
[a] Facebook Inc., A	United States	750,000	133,560,000
[a] IAC/InterActiveCorp.	United States	296,967	64,729,897
The Walt Disney Co.	United States	1,706,856	222,437,474

			946,558,433

Pharmaceuticals, Biotechnology & Life Sciences 11.4%
[a] 10X Genomics Inc., A	United States	54,500	2,746,800
AbbVie Inc.	United States	455,350	34,479,102
Agilent Technologies Inc.	United States	1,286,856	98,611,775
Amgen Inc.	United States	989,889	191,553,420

franklintempleton.com	Annual Report	55

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Growth Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Pharmaceuticals, Biotechnology & Life Sciences (continued)
AstraZeneca PLC, ADR	United Kingdom	1,979,778	$88,238,705
[a] Catalent Inc.	United States	3,365,622	160,405,545
[a] Elanco Animal Health Inc.	United States	1,487,105	39,542,122
Eli Lilly & Co.	United States	1,240,175	138,688,770
Gilead Sciences Inc.	United States	643,429	40,780,530
[a] GW Pharmaceuticals PLC, ADR	United Kingdom	204,657	23,541,695
[a] Illumina Inc.	United States	519,692	158,100,700
Johnson & Johnson	United States	1,187,967	153,699,171
Merck & Co. Inc.	United States	989,889	83,328,856
[a] Mettler-Toledo International Inc.	United States	420,704	296,343,898
[a] Neurocrine Biosciences Inc.	United States	494,945	44,599,494
Pfizer Inc.	United States	2,733,084	98,199,708
[a] PTC Therapeutics Inc.	United States	971,300	32,849,366
[a] Waters Corp.	United States	618,682	138,108,383

			1,823,818,040

Real Estate 1.8%
American Tower Corp.	United States	615,000	135,994,950
Crown Castle International Corp.	United States	218,900	30,429,289
Equinix Inc.	United States	198,755	114,641,884

			281,066,123

Retailing 4.6%
[a] Alibaba Group Holding Ltd., ADR	China	475,544	79,525,223
[a] Amazon.com Inc.	United States	346,462	601,426,851
Expedia Group Inc.	United States	346,462	46,567,957

			727,520,031

Semiconductors & Semiconductor Equipment 3.6%
ASML Holding NV, N.Y. shs	Netherlands	643,429	159,840,632
Intel Corp.	United States	1,088,879	56,109,935
Lam Research Corp.	United States	29,697	6,863,274
Monolithic Power Systems	United States	445,451	69,325,539
NVIDIA Corp.	United States	500,000	87,035,000
Texas Instruments Inc.	United States	1,385,845	179,106,608
Versum Materials Inc.	United States	247,473	13,098,746

			571,379,734

Software & Services 13.8%
[a] Adobe Inc.	United States	150,000	41,437,500
[a] Adyen NV	Netherlands	59,592	39,255,368
[a] Atlassian Corp. PLC	United States	122,600	15,378,944
[a] Autodesk Inc.	United States	791,912	116,965,402
Automatic Data Processing Inc.	United States	692,923	111,851,631
Intuit Inc.	United States	989,889	263,251,081
Mastercard Inc., A	United States	1,385,845	376,353,927
Microsoft Corp.	United States	3,365,622	467,922,427
[a] PTC Inc.	United States	928,128	63,279,767
[a] salesforce.com Inc.	United States	544,440	80,816,673
[a] ServiceNow Inc.	United States	989,889	251,283,323

56	Annual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Growth Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Software & Services (continued)
[a] Twilio Inc., A	United States	397,509	$43,710,089
[a] Tyler Technologies Inc.	United States	173,232	45,473,400
Visa Inc., A	United States	1,385,845	238,379,198
[a] Workday Inc., A	United States	340,228	57,825,151

			2,213,183,881

Technology Hardware & Equipment 8.3%
Amphenol Corp., A	United States	894,395	86,309,118
Apple Inc.	United States	3,042,195	681,360,414
Cisco Systems Inc.	United States	2,915,223	144,041,168
Cognex Corp.	United States	385,906	18,959,562
[a] Keysight Technologies Inc.	United States	643,429	62,573,470
TE Connectivity Ltd.	United States	1,850,000	172,383,000
[a] Trimble Inc.	United States	2,672,700	103,727,487
[a] ViaSat Inc.	United States	692,923	52,190,960

			1,321,545,179

Transportation 5.7%
Alaska Air Group Inc.	United States	3,167,645	205,611,837
Canadian National Railway Co.	Canada	989,889	88,951,426
Canadian Pacific Railway Ltd.	Canada	494,945	110,105,465
J.B. Hunt Transport Services Inc.	United States	494,945	54,765,664
Kansas City Southern	United States	742,417	98,748,885
[a] Lyft Inc., A	United States	301,800	12,325,512
[a] Uber Technologies Inc.	United States	705,700	21,502,679
Union Pacific Corp.	United States	2,009,475	325,494,760

			917,506,228

Utilities 1.3%
American Water Works Co. Inc.	United States	692,923	86,081,824
NextEra Energy Inc.	United States	494,945	115,317,236

			201,399,060

Total Common Stocks (Cost $5,327,027,738)			15,830,913,823

franklintempleton.com	Annual Report	57

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Growth Fund (continued)

	Country	Shares	Value

Short Term Investments (Cost $195,726,982) 1.2%

Money Market Funds 1.2%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 1.71%	United States	195,726,982	$195,726,982

Total Investments (Cost $5,522,754,720) 100.2%			16,026,640,805
Other Assets, less Liabilities (0.2)%			(29,796,831)

Net Assets 100.0%			$15,996,843,974

See Abbreviations on page 133.

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

58	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Financial Highlights

Franklin Income Fund

	Year Ended September 30,
	2019	2018[a]

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 2.32	$ 2.31

Income from investment operations[b]:

Net investment income (loss)[c]	0.08	(0.04)

Net realized and unrealized gains (losses)	0.02	0.05

Total from investment operations	0.10	0.01

Less distributions from:

Net investment income	(0.12)	—

Net asset value, end of year	$ 2.30	$ 2.32

Total return[d]	4.40%	0.43%

Ratios to average net assets[e]

Expenses[f]	0.72%	0.71%

Net investment income	3.92%	3.89%

Supplemental data

Net assets, end of year (000’s)	$7,427,468	$107,057

Portfolio turnover rate	43.63%	49.95%

aFor the period September 10, 2018 (effective date) to September 30, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)

	Year Ended September 30,
	2019		2018	2017	2016		2015

Class A1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 2.32		$ 2.39	$ 2.25	$ 2.10		$ 2.48

Income from investment operations[a]:

Net investment income[b]	0.09		0.09	0.10	0.10		0.10

Net realized and unrealized gains (losses)	0.01		(0.04)	0.16	0.17		(0.36)

Total from investment operations	0.10		0.05	0.26	0.27		(0.26)

Less distributions from:

Net investment income	(0.12)		(0.12)	(0.12)	(0.12)		(0.12)

Net asset value, end of year	$ 2.30		$ 2.32	$ 2.39	$ 2.25		$ 2.10

Total return[c]	4.50%		2.18%	11.86%	13.31%		(10.93)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.62%		0.61%	0.62%	0.61%		0.61%

Expenses net of waiver and payments by affiliates[d]	0.62%	[e]	0.61% [e]	0.61%	0.61%	[e]	0.61% [e]

Net investment income	4.02%		3.99%	4.22%	4.57%		4.43%

Supplemental data

Net assets, end of year (000’s)	$39,625,649		$42,929,573	$46,505,632	$45,515,127		$44,886,127

Portfolio turnover rate	43.63%		49.95%	34.12%	61.26%		44.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

60	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)

	Year Ended September 30,
	2019		2018	2017	2016		2015

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 2.35		$ 2.42	$ 2.27	$ 2.13		$ 2.50

Income from investment operations[a]:

Net investment income[b]	0.08		0.08	0.09	0.09		0.09

Net realized and unrealized gains (losses)	0.02		(0.04)	0.17	0.16		(0.35)

Total from investment operations	0.10		0.04	0.26	0.25		(0.26)

Less distributions from:

Net investment income	(0.11)		(0.11)	(0.11)	(0.11)		(0.11)

Net asset value, end of year	$ 2.34		$ 2.35	$ 2.42	$ 2.27		$ 2.13

Total return[c]	4.35%		1.61%	11.63%	12.07%		(10.89)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.12%		1.11%	1.12%	1.11%		1.11%

Expenses net of waiver and payments by affiliates[d]	1.12%	[e]	1.11% [e]	1.11%	1.11%	[e]	1.11% [e]

Net investment income	3.52%		3.49%	3.72%	4.07%		3.93%

Supplemental data

Net assets, end of year (000’s)	$13,488,627		$19,895,441	$23,036,875	$23,841,466		$24,091,638

Portfolio turnover rate	43.63%		49.95%	34.12%	61.26%		44.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	61

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)

	Year Ended September 30,
	2019		2018	2017	2016		2015

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 2.28		$ 2.35	$ 2.21	$ 2.07		$ 2.44

Income from investment operations[a]:

Net investment income[b]	0.08		0.08	0.09	0.09		0.10

Net realized and unrealized gains (losses)	0.01		(0.04)	0.16	0.16		(0.36)

Total from investment operations	0.09		0.04	0.25	0.25		(0.26)

Less distributions from:

Net investment income	(0.11)		(0.11)	(0.11)	(0.11)		(0.11)

Net asset value, end of year	$ 2.26		$ 2.28	$ 2.35	$ 2.21		$ 2.07

Total return	4.20%		1.86%	11.67%	12.62%		(10.99)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.97%		0.96%	0.97%	0.96%		0.96%

Expenses net of waiver and payments by affiliates[c]	0.97%	[d]	0.96% [d]	0.96%	0.96%	[d]	0.96% [d]

Net investment income	3.67%		3.64%	3.87%	4.22%		4.08%

Supplemental data

Net assets, end of year (000’s)	$265,531		$296,098	$361,603	$396,107		$416,653

Portfolio turnover rate	43.63%		49.95%	34.12%	61.26%		44.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

62	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)

	Year Ended September 30,
	2019	2018	2017	2016		2015

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 2.30	$ 2.37	$ 2.23	$ 2.09		$ 2.46

Income from investment operations[a]:

Net investment income[b]	0.10	0.10	0.11	0.10		0.11

Net realized and unrealized gains (losses)	0.01	(0.05)	0.15	0.16		(0.35)

Total from investment operations	0.11	0.05	0.26	0.26		(0.24)

Less distributions from:

Net investment income	(0.12)	(0.12)	(0.12)	(0.12)		(0.13)

Net asset value, end of year	$ 2.29	$ 2.30	$ 2.37	$ 2.23		$ 2.09

Total return	5.17%	2.40%	12.15%	13.15%		(10.39)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.41%	0.39%	0.39%	0.38%		0.38%

Expenses net of waiver and payments by affiliates[c]	0.40%	0.39% [d]	0.38%	0.38%	[d]	0.38% [d]

Net investment income	4.24%	4.21%	4.45%	4.80%		4.66%

Supplemental data

Net assets, end of year (000’s)	$1,902,027	$2,062,334	$1,815,977	$1,737,577		$1,744,718

Portfolio turnover rate	43.63%	49.95%	34.12%	61.26%		44.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	63

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)

	Year Ended September 30,
	2019		2018	2017	2016		2015

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 2.30		$ 2.37	$ 2.23	$ 2.09		$ 2.46

Income from investment operations[a]:

Net investment income[b]	0.09		0.10	0.10	0.10		0.11

Net realized and unrealized gains (losses)	0.01		(0.05)	0.16	0.16		(0.36)

Total from investment operations	0.10		0.05	0.26	0.26		(0.25)

Less distributions from:

Net investment income	(0.12)		(0.12)	(0.12)	(0.12)		(0.12)

Net asset value, end of year	$ 2.28		$ 2.30	$ 2.37	$ 2.23		$ 2.09

Total return	4.65%		2.34%	12.09%	13.06%		(10.46)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.47%		0.46%	0.47%	0.46%		0.46%

Expenses net of waiver and payments by affiliates[c]	0.47%	[d]	0.46% [d]	0.46%	0.46%	[d]	0.46% [d]

Net investment income	4.17%		4.14%	4.37%	4.72%		4.58%

Supplemental data

Net assets, end of year (000’s)	$11,816,599		$11,328,761	$11,671,173	$8,143,479		$7,754,475

Portfolio turnover rate	43.63%		49.95%	34.12%	61.26%		44.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

64	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, September 30, 2019

Franklin Income Fund

	Country	Shares	Value
Common Stocks 29.5%
Communication Services 1.3%
[a] Alphabet Inc., A	United States	24,100	$29,429,474
BCE Inc.	Canada	5,000,000	241,939,138
Verizon Communications Inc.	United States	10,000,200	603,612,072
Vodafone Group PLC	United Kingdom	50,000,000	99,581,401

			974,562,085

Consumer Discretionary 0.8%
Daimler AG	Germany	5,000,000	248,606,182
Ford Motor Co.	United States	7,500,000	68,700,000
[b] General Motors Co.	United States	8,200,000	307,336,000

			624,642,182

Consumer Staples 1.5%
Anheuser-Busch InBev SA/NV, ADR	Belgium	2,500,000	237,875,000
The Coca-Cola Co.	United States	2,500,000	136,100,000
PepsiCo Inc.	United States	3,500,000	479,850,000
Philip Morris International Inc.	United States	2,501,700	189,954,081
Unilever PLC	United Kingdom	1,000,000	60,117,661

			1,103,896,742

Energy 5.8%
Baker Hughes Co., A	United States	11,609,247	269,334,530
[a,c] Chesapeake Energy Corp.	United States	231,000,000	325,710,000
[b] Chevron Corp.	United States	3,000,000	355,800,000
Exxon Mobil Corp.	United States	6,500,000	458,965,000
Halliburton Co.	United States	15,000,000	282,750,000
Occidental Petroleum Corp.	United States	17,500,000	778,225,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	15,000,000	882,750,000
Schlumberger Ltd.	United States	14,152,970	483,606,985
TC Energy Corp.	Canada	4,500,000	233,055,000
The Williams Cos. Inc.	United States	12,000,000	288,720,000

			4,358,916,515

Financials 4.7%
Bank of America Corp.	United States	10,740,000	313,285,800
Barclays PLC	United Kingdom	200,000,000	369,803,526
BB&T Corp.	United States	3,500,000	186,795,000
JPMorgan Chase & Co.	United States	6,108,000	718,850,520
[b] MetLife Inc.	United States	5,341,404	251,900,613
Morgan Stanley	United States	5,000,000	213,350,000
Owl Rock Capital Corp.	United States	1,633,986	25,767,959
[b] Wells Fargo & Co.	United States	28,362,229	1,430,590,831

			3,510,344,249

Health Care 5.0%
AstraZeneca PLC	United Kingdom	7,500,000	669,500,516
Bayer AG	Germany	2,000,000	141,011,257
[b] Bristol-Myers Squibb Co.	United States	12,000,000	608,520,000
[b] CVS Health Corp.	United States	7,500,000	473,025,000
[b] Gilead Sciences Inc.	United States	1,000,000	63,380,000

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Health Care (continued)
Johnson & Johnson	United States	4,000,000	$517,520,000
[b] Merck & Co. Inc.	United States	8,000,000	673,440,000
[a] Mylan NV	United States	2,421,000	47,887,380
Pfizer Inc.	United States	15,000,000	538,950,000

			3,733,234,153

Industrials 0.9%
3M Co.	United States	3,930,000	646,092,000

Information Technology 1.5%
[b] Analog Devices Inc.	United States	1,000,000	111,730,000
Intel Corp.	United States	6,000,000	309,180,000
[b] International Business Machines Corp.	United States	1,429,689	207,905,374
[b] Texas Instruments Inc.	United States	3,764,000	486,459,360

			1,115,274,734

Materials 1.8%
BASF SE	Germany	11,000,000	768,728,241
BHP Group PLC	United Kingdom	5,000,000	106,490,630
Corteva Inc.	United States	1,172,674	32,834,872
Dow Inc.	United States	1,172,674	55,877,916
DuPont de Nemours Inc.	United States	1,172,674	83,623,383
Rio Tinto PLC, ADR	Australia	5,800,000	302,122,000

			1,349,677,042

Real Estate 0.5%
Host Hotels & Resorts Inc.	United States	20,000,000	345,800,000

Utilities 5.7%
Dominion Energy Inc.	United States	15,000,000	1,215,600,000
Duke Energy Corp.	United States	7,500,000	718,950,000
[b] Sempra Energy	United States	4,000,000	590,440,000
[b] The Southern Co.	United States	23,000,000	1,420,710,000
Xcel Energy Inc.	United States	4,500,000	292,005,000

			4,237,705,000

Total Common Stocks (Cost $19,082,382,338)			22,000,144,702

[d] Equity-Linked Securities 15.0%
Communication Services 0.8%
[e] Goldman Sachs International into Alphabet Inc., 7.00%, A, 144A	United States	285,000	336,248,748
[e] Morgan Stanley BV into Comcast Corp., 7.00%, A, 144A	United States	6,475,000	269,857,487

			606,106,235

Consumer Discretionary 2.7%
[e] Citigroup Global Markets Holdings Inc. into Amazon.com Inc., 9.00%, 144A	United States	277,000	490,423,698
[e] Citigroup Global Markets Holdings Inc. into Ford Motor Co., 10.00%, 144A	United States	49,600,000	461,757,747
[e] JP Morgan Chase Financial Co. LLC into Amazon.com Inc., 9.00%, 144A	United States	171,000	298,583,298
[e] Merrill Lynch International & Co. CV into Target Corp., 8.00%, 144A	United States	3,075,000	279,098,316
[e] Wells Fargo Bank NA into General Motors Co., 9.00%, 144A	United States	13,580,000	506,798,770

			2,036,661,829

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Shares	Value

[d] Equity-Linked Securities (continued)
Energy 0.4%
[e] Wells Fargo Bank National Assn. into Occidental Petroleum Corp., 9.00%, 144A	United States	5,685,000	$300,223,037

Financials 1.8%
[e] Citigroup Global Markets Holdings Inc. into MetLife Inc., 7.50%, 144A	United States	5,575,000	258,298,442
[e] Credit Suisse AG into Bank of America Corp., 7.00%, 144A	United States	10,400,000	307,262,571
[e] Royal Bank of Canada into MetLife Inc., 7.50%, 144A	United States	5,350,000	251,199,272
[e] Societe Generale SA into JPMorgan Chase & Co., 7.00%, 144A	United States	2,175,000	258,225,781
[e] Wells Fargo Bank NA into CVS Health Corp., 9.50%, 144A	United States	4,600,000	280,289,992

			1,355,276,058

Health Care 1.0%
[e] Citigroup Global Markets Holdings Inc. into AbbVie Inc., 10.00%, 144A	United States	3,520,000	261,067,882
[e] Credit Suisse AG into CVS Health Corp., 8.50%, 144A	United States	4,000,000	244,399,500
[e] Credit Suisse AG London into Bristol-Myers Squibb Co., 8.50%, 144A	United States	5,405,000	262,768,599

			768,235,981

Industrials 1.3%
[e] Credit Suisse AG/London into Cummins Inc., 8.00%, 144A	United States	1,700,000	281,073,247
[e] Merrill Lynch International & Co. CV into Deere & Co., 9.00%, 144A	United States	2,100,000	338,390,417
[e] Royal Bank of Canada into Boeing Co., 8.50%, 144A	United States	847,000	314,394,408

			933,858,072

Information Technology 5.9%
[e] Barclays Bank PLC into Analog Devices Inc., 7.00%, 144A	United States	2,635,000	277,326,354
[e] Goldman Sachs International into Microsoft Corp., 6.50%, 144A	United States	4,750,000	579,791,693
[e] Goldman Sachs International into Texas Instruments Inc., 7.00%, 144A	United States	2,312,000	287,422,381
[e] JP Morgan Chase Financial Co. LLC into Broadcom Inc., 10.00%, 144A	United States	1,120,000	303,526,132
[e] JPMorgan Chase Bank NA into NVIDIA Corp., 10.00%, 144A	United States	1,786,000	307,198,480
[e] JPMorgan Chase Bank NA into Texas Instruments Inc., 9.00%, 144A	United States	2,236,000	274,478,080
[e] Merrill Lynch International & Co. CV into Apple Inc., 7.50%, 144A	United States	1,475,000	307,083,876
[e] Merrill Lynch International & Co. CV into Apple Inc., 8.50%, 144A	United States	1,725,000	345,682,201
[e] Merrill Lynch International & Co. CV into Applied Materials Inc., 8.50%, 144A	United States	6,750,000	292,518,837
[e] Morgan Stanley BV into Lam Research Corp., 9.00%, 144A	United States	1,530,000	282,413,549
[e] Morgan Stanley BV into Microchip Technology Inc., 9.00%, 144A	United States	3,325,000	276,746,719
[e] Morgan Stanley Finance LLC into Intel Corp., 8.50%, 144A	United States	7,300,000	367,748,107
[e] Royal Bank of Canada into Analog Devices Inc., 8.00%, 144A	United States	2,230,000	226,102,960
[e] Wells Fargo Bank National Assn. into Intel Corp., 8.00%, 144A	United States	5,200,000	270,458,136

			4,398,497,505

Materials 1.1%
[e] Barclays Bank PLC into International Paper Co., 9.00%, 144A	United States	5,634,000	230,137,266
[e] Credit Suisse AG into Rio Tinto PLC, 10.00%, 144A	Australia	5,180,000	277,218,194
[e] UBS AG London into Newmont Goldcorp Corp., 8.00%, 144A	United States	7,266,000	270,692,861

			778,048,321

Total Equity-Linked Securities (Cost $10,532,415,800)			11,176,907,038

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Shares		Value

Convertible Preferred Stocks 2.1%
Energy 0.1%
[c] Chesapeake Energy Corp., 5.75%, cvt. pfd	United States	112,980		$44,721,438

Financials 1.1%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	435,218		652,483,178
[a] FNMA, 5.375%, cvt. pfd	United States	4,250		188,912,500

				841,395,678

Industrials 0.0%†
Fortive Corp., 5.00%, cvt. pfd., A	United States	31,266		28,205,997

Information Technology 0.6%
[a] Broadcom Inc, 8.00%, cvt. pfd., A	United States	420,000		430,662,036

Utilities 0.3%
Sempra Energy, 6.00%, cvt. pfd., A	United States	400,000		47,280,000
Sempra Energy, 6.75%, cvt. pfd., B	United States	739,000		86,950,740
[a] The Southern Co., 6.75%, cvt. pfd	United States	1,600,000		85,616,000

				219,846,740

Total Convertible Preferred Stocks (Cost $1,407,590,057)				1,564,831,889

Preferred Stocks 0.3%
Financials 0.3%
[a] FHLMC, 8.375%, pfd., Z	United States	7,632,009		99,902,998
[a] FNMA, 8.25%, pfd., S	United States	5,500,000		73,425,000
JPMorgan Chase & Co., 6.00%, pfd., EE	United States	3,000,000		84,420,000

Total Preferred Stocks (Cost $391,153,851)				257,747,998

		Units
[f] Index-Linked Notes 0.3%
Financials 0.3%
[e,g] Credit Suisse AG, senior note, 144A, 8.29%, 2/08/21	United States	33,000		96,101,323
[e,h] Morgan Stanley Finance LLC, senior note, 144A, 6.07%, 10/03/19	United States	755,000		101,215,300

Total Index-Linked Notes (Cost $199,585,600)				197,316,623

		Principal Amount*
Convertible Bonds 0.4%
Energy 0.2%
[c] Chesapeake Energy Corp., cvt., senior note, 5.50%, 9/15/26	United States	10,000,000		6,075,000
[i] Weatherford International Ltd., cvt., senior note, 5.875%, 7/01/21	United States	505,000,000		178,012,500

				184,087,500

Health Care 0.2%
[e] Bayer Capital Corp. BV, cvt., junior sub. note, 144A, 5.625%, 11/22/19	Germany	150,000,000	EUR	132,593,360

Total Convertible Bonds (Cost $614,311,527)				316,680,860

68	Annual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds 36.2%
Communication Services 5.4%
AMC Entertainment Holdings Inc.,
senior sub. bond, 5.75%, 6/15/25	United States	37,325,000	$35,716,293
senior sub. note, 5.875%, 11/15/26	United States	59,300,000	54,165,658
AT&T Inc.,
senior bond, 4.125%, 2/17/26	United States	100,000,000	108,088,762
senior note, 3.00%, 6/30/22	United States	100,000,000	102,153,870
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.125%, 2/15/23	United States	105,000,000	106,968,750
senior bond, 5.75%, 9/01/23	United States	67,000,000	68,507,500
senior bond, 5.75%, 1/15/24	United States	105,000,000	107,625,000
[e] senior bond, 144A, 5.50%, 5/01/26	United States	60,000,000	62,994,000
[e] senior bond, 144A, 5.125%, 5/01/27	United States	50,000,000	52,312,500
Comcast Corp., senior note, 3.95%, 10/15/25	United States	50,000,000	54,481,472
[e] Diamond Sports Group LLC/Diamond Sports Finance Co., first lien, 144A, 5.375%, 8/15/26	United States	40,000,000	41,600,000
senior note, 144A, 6.625%, 8/15/27	United States	50,000,000	51,927,500
DISH DBS Corp.,
senior bond, 5.875%, 7/15/22	United States	391,500,000	408,628,125
senior bond, 5.00%, 3/15/23	United States	300,000,000	304,215,000
senior note, 5.875%, 11/15/24	United States	128,200,000	127,559,000
Netflix Inc.,
senior bond, 4.375%, 11/15/26	United States	105,000,000	106,632,750
senior bond, 4.875%, 4/15/28	United States	84,300,000	85,981,785
senior bond, 5.875%, 11/15/28	United States	60,000,000	65,328,000
[e] senior bond, 144A, 6.375%, 5/15/29	United States	40,000,000	44,200,000
[e] Sirius XM Radio Inc., senior note, 144A, 4.625%, 5/15/23	United States	88,400,000	90,530,440
Sprint Communications Inc.,
senior bond, 11.50%, 11/15/21	United States	200,000,000	233,250,000
senior note, 7.00%, 8/15/20	United States	102,500,000	106,057,775
senior note, 6.00%, 11/15/22	United States	367,700,000	391,600,500
Sprint Corp.,
senior bond, 7.875%, 9/15/23	United States	187,350,000	206,264,856
senior bond, 7.125%, 6/15/24	United States	190,650,000	205,959,195
senior note, 7.625%, 3/01/26	United States	96,300,000	106,531,875
[e] Sprint Spectrum Co. LLC, senior secured bond, first lien, 144A, 5.152%, 9/20/29	United States	220,000,000	239,250,000
[e] Univision Communications Inc.,
senior secured note, first lien, 144A, 5.125%, 5/15/23	United States	175,000,000	175,437,500
senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	160,020,000	156,219,525
Verizon Communications Inc.,
senior bond, 3.50%, 11/01/24	United States	50,000,000	52,910,460
senior bond, 2.625%, 8/15/26	United States	25,000,000	25,345,889

			3,978,443,980

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Consumer Discretionary 2.4%
[e] 24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	162,959,000	$136,274,464
Alibaba Group Holding Ltd., senior note, 3.40%, 12/06/27	China	50,000,000	52,000,250
[e] Allison Transmission Inc., senior bond, 144A, 5.875%, 6/01/29	United States	45,000,000	48,937,500
Ford Motor Co.,
senior bond, 4.75%, 1/15/43	United States	67,500,000	58,620,931
senior note, 4.346%, 12/08/26	United States	140,000,000	140,336,784
Ford Motor Credit Co. LLC, senior note, 3.336%, 3/18/21	United States	48,000,000	48,236,501
senior note, 4.134%, 8/04/25	United States	145,000,000	143,597,035
senior note, 4.389%, 1/08/26	United States	16,365,000	16,302,056
senior note, 5.113%, 5/03/29	United States	115,000,000	115,932,135
General Motors Co., senior bond, 5.15%, 4/01/38	United States	165,000,000	166,900,219
General Motors Financial Co. Inc., senior note, 4.15%, 6/19/23	United States	75,000,000	78,040,433
[e] Golden Nugget Inc., senior note, 144A, 6.75%, 10/15/24	United States	60,000,000	61,650,000
[e] Hanesbrands Inc.,
senior bond, 144A, 4.875%, 5/15/26	United States	54,000,000	57,321,000
senior note, 144A, 4.625%, 5/15/24	United States	38,000,000	40,232,880
MGM Resorts International, senior note, 5.50%, 4/15/27	United States	75,000,000	82,376,250
[e] Shea Homes LP/Shea Homes Funding Corp.,
senior bond, 144A, 6.125%, 4/01/25	United States	100,500,000	103,515,000
senior note, 144A, 5.875%, 4/01/23	United States	100,975,000	103,751,812
[e] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
senior bond, 144A, 4.25%, 5/30/23	United States	84,000,000	86,625,000
senior bond, 144A, 5.50%, 3/01/25	United States	147,500,000	155,243,750
senior bond, 144A, 5.25%, 5/15/27	United States	99,827,000	102,697,026

			1,798,591,026

Consumer Staples 0.9%
Anheuser-Busch Cos. LLC/InBev Worldwide Inc., senior bond, 4.90%, 2/01/46	Belgium	25,000,000	29,786,319
Anheuser-Busch InBev Worldwide Inc., senior bond, 4.00%, 4/13/28	Belgium	25,000,000	27,621,965
BAT Capital Corp.,
senior note, 3.222%, 8/15/24	United Kingdom	88,500,000	89,629,967
senior note, 3.557%, 8/15/27	United Kingdom	170,000,000	171,094,239
Kraft Heinz Foods Co.,
senior bond, 3.95%, 7/15/25	United States	60,000,000	62,859,380
senior bond, 4.625%, 1/30/29	United States	40,000,000	43,342,302
[e] Post Holdings Inc.,
senior bond, 144A, 5.00%, 8/15/26	United States	87,000,000	90,553,950
senior bond, 144A, 5.625%, 1/15/28	United States	65,000,000	69,143,750
Walmart Inc., senior note, 3.40%, 6/26/23	United States	50,000,000	52,678,005
senior note, 3.55%, 6/26/25	United States	50,000,000	54,026,280

			690,736,157

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy 5.2%
Antero Resources Corp.,
senior note, 5.125%, 12/01/22	United States	35,000,000	$30,887,500
[j] senior note, 5.625%, 6/01/23	United States	42,000,000	36,540,000
[e] Ascent Resources Utica Holdings LLC/ARU Finance Corp., senior note, 144A, 10.00%, 4/01/22	United States	79,490,000	79,863,603
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., senior note, 6.875%, 2/01/25	United States	92,181,000	79,967,018
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
senior note, 6.50%, 4/15/21	United States	446,754,000	447,290,105
[j] senior note, 7.625%, 1/15/22	United States	161,165,000	156,330,050
[j] senior note, 7.75%, 4/15/23	United States	127,085,000	118,506,763
[e,k] senior note, 144A, 11.00%, 4/15/25	United States	285,000,000	285,712,500
[c] Chesapeake Energy Corp.,
senior bond, 8.00%, 6/15/27	United States	200,000,000	135,500,000
senior note, 7.00%, 10/01/24	United States	295,143,000	212,871,889
senior note, 8.00%, 1/15/25	United States	545,000,000	396,487,500
senior note, 7.50%, 10/01/26	United States	129,200,000	88,502,000
[e] senior note, 144A, 8.00%, 3/15/26	United States	650,000,000	448,500,000
[e] CNX Resources Corp., senior note, 144A, 7.25%, 3/14/27	United States	85,000,000	70,975,000
HighPoint Operating Corp.,
senior bond, 7.00%, 10/15/22	United States	205,783,000	187,262,530
senior note, 8.75%, 6/15/25	United States	175,845,000	158,260,500
Kinder Morgan Inc.,
senior bond, 7.75%, 1/15/32	United States	118,000,000	162,597,886
[e] senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	86,200,000	95,796,033
Matador Resources Co., senior note, 5.875%, 9/15/26	United States	72,000,000	72,496,800
Sunoco LP/Sunoco Finance Corp., senior note, 5.50%, 2/15/26	United States	74,775,000	78,227,362
Valaris PLC,
senior bond, 5.75%, 10/01/44	United States	50,000,000	21,625,000
senior note, 7.75%, 2/01/26	United States	50,000,000	27,010,000
[i] Weatherford International Ltd.,
senior bond, 4.50%, 4/15/22	United States	185,250,000	64,374,375
senior note, 5.125%, 9/15/20	United States	131,343,000	45,970,050
senior note, 7.75%, 6/15/21	United States	605,829,000	219,613,012
senior note, 8.25%, 6/15/23	United States	226,600,000	81,576,000
senior note, 9.875%, 2/18/24	United States	105,200,000	38,135,000
The Williams Cos. Inc., senior note, 4.55%, 6/24/24	United States	46,858,000	50,483,891

			3,891,362,367

Financials 5.4%
[e] Ashtead Capital Inc., secured bond, second lien, 144A, 4.375%, 8/15/27	United Kingdom	42,500,000	43,760,337
Bank of America Corp.,
[l] junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	80,000,000	87,457,200
[l] junior sub. bond, U, 5.20% to 6/01/23, FRN thereafter, Perpetual	United States	75,000,000	77,491,125
[l] junior sub. bond, X, 6.25% to 9/05/24, FRN thereafter, Perpetual	United States	85,000,000	92,857,230
senior bond, 3.419% to 12/20/27, FRN thereafter, 12/20/28	United States	135,000,000	140,977,201
senior note, 3.004% to 12/20/22, FRN thereafter, 12/20/23	United States	100,000,000	102,184,099

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STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Financials (continued)
Barclays PLC,
senior note, 3.65%, 3/16/25	United Kingdom	50,000,000	$51,340,750
senior note, 4.375%, 1/12/26	United Kingdom	125,000,000	132,360,625
senior note, 4.61% to 2/14/22, FRN thereafter, 2/15/23	United Kingdom	50,000,000	51,909,500
senior note, 3.932% to 5/07/24, FRN thereafter, 5/07/25	United Kingdom	50,000,000	51,646,750
Capital One Financial Corp.,
senior sub. note, 4.20%, 10/29/25	United States	123,000,000	131,192,056
sub. note, 3.75%, 7/28/26	United States	110,200,000	114,707,560
Citigroup Inc.,
[l] junior sub. bond, 5.35% to 5/15/23, FRN thereafter, Perpetual	United States	156,195,000	159,361,073
[l] junior sub. bond, 5.90% to 2/15/23, FRN thereafter, Perpetual	United States	30,400,000	31,637,736
[l] junior sub. bond, 5.95% to 1/30/23, FRN thereafter, Perpetual	United States	209,000,000	213,544,391
[l] junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	217,300,000	230,997,505
[l] junior sub. bond, O, 5.875% to 3/27/20, FRN thereafter, Perpetual	United States	177,000,000	178,609,815
[l] junior sub. bond, Q, 5.95% to 8/15/20, FRN thereafter, Perpetual	United States	120,000,000	122,555,400
sub. bond, 4.125%, 7/25/28	United States	165,000,000	177,793,353
sub. note, 3.50%, 5/15/23	United States	45,000,000	46,664,238
The Goldman Sachs Group Inc.,
senior note, 3.50%, 11/16/26	United States	65,000,000	67,665,270
senior note, 2.876% to 10/31/21, FRN thereafter, 10/31/22	United States	125,000,000	126,477,995
senior note, 3.272% to 9/29/24, FRN thereafter, 9/29/25	United States	100,000,000	103,285,010
HSBC Holdings PLC,
senior note, 3.40%, 3/08/21	United Kingdom	25,000,000	25,386,625
senior note, 4.292% to 9/12/25, FRN thereafter, 9/12/26	United Kingdom	125,000,000	134,219,375
[l] JPMorgan Chase & Co.,
junior sub. bond, 6.125% to 4/30/24, FRN thereafter, Perpetual	United States	60,000,000	65,057,100
junior sub. bond, 6.75% to 2/01/24, FRN thereafter, Perpetual	United States	100,000,000	111,071,500
[m] junior sub. bond, FRN, 5.736%, (3-month USD LIBOR + 3.47%), Perpetual	United States	369,616,000	371,910,207
junior sub. bond, Q, 5.15% to 5/01/23, FRN thereafter, Perpetual	United States	100,000,000	102,946,500
junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	105,000,000	112,274,925
junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	200,000,000	200,250,000
junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	80,000,000	86,793,200
[l] Morgan Stanley, junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	58,000,000	58,816,640
Prudential Financial Inc., junior sub. bond, 5.70% to 9/15/28, FRN thereafter, 9/15/48	United States	100,000,000	110,992,000
[l] Wells Fargo & Co., junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	125,000,000	134,269,062

			4,050,463,353

Health Care 12.7%
AbbVie Inc.,
senior bond, 3.20%, 5/14/26	United States	35,000,000	35,668,409
senior note, 2.90%, 11/06/22	United States	35,000,000	35,695,575

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Health Care (continued)
Allergan Funding SCS, senior bond, 3.80%, 3/15/25	United States	100,000,000	$104,641,700
AstraZeneca PLC,
senior note, 2.375%, 11/16/20	United Kingdom	25,000,000	25,082,125
senior note, 2.375%, 6/12/22	United Kingdom	31,500,000	31,700,497
[e] Bausch Health Americas Inc., senior note, 144A, 9.25%, 4/01/26	United States	200,000,000	227,748,000
[e] Bausch Health Cos. Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	122,400,000	127,296,000
senior bond, 144A, 7.25%, 5/30/29	United States	40,000,000	43,792,000
senior note, 144A, 5.50%, 3/01/23	United States	70,526,000	71,672,047
senior note, 144A, 5.875%, 5/15/23	United States	407,700,000	414,325,125
senior note, 144A, 9.00%, 12/15/25	United States	105,000,000	118,256,250
senior note, 144A, 8.50%, 1/31/27	United States	50,000,000	56,240,000
senior note, 144A, 7.00%, 1/15/28	United States	40,000,000	43,184,000
senior note, first lien, 144A, 7.00%, 3/15/24	United States	77,300,000	81,432,458
senior secured note, first lien, 144A, 6.50%, 3/15/22	United States	50,500,000	52,267,500
senior secured note, first lien, 144A, 5.50%, 11/01/25	United States	91,000,000	95,559,100
[e] Bayer U.S. Finance II LLC, senior note, 144A, 4.25%, 12/15/25	Germany	75,000,000	80,133,488
[e] Bristol-Myers Squibb Co.,
senior bond, 144A, 3.40%, 7/26/29	United States	60,000,000	64,208,192
senior bond, 144A, 4.25%, 10/26/49	United States	40,000,000	46,649,310
CHS/Community Health Systems Inc.,
senior note, 7.125%, 7/15/20	United States	39,980,000	38,580,700
senior note, 6.875%, 2/01/22	United States	1,961,775,000	1,498,305,656
[e] senior note, 144A, 9.875%, 6/30/23	United States	1,425,000,000	1,218,375,000
[e] senior note, 144A, 8.125%, 6/30/24	United States	716,006,000	571,014,785
[e] senior secured note, 144A, 8.00%, 3/15/26	United States	50,000,000	50,000,000
senior secured note, first lien, 6.25%, 3/31/23	United States	330,000,000	329,043,000
Cigna Corp.,
senior note, 3.75%, 7/15/23	United States	60,000,000	62,801,632
senior note, 4.125%, 11/15/25	United States	60,000,000	64,692,764
CVS Health Corp.,
senior bond, 4.30%, 3/25/28	United States	125,000,000	135,314,582
senior bond, 5.05%, 3/25/48	United States	75,000,000	85,426,876
senior note, 4.10%, 3/25/25	United States	75,000,000	80,136,387
DaVita Inc.,
senior bond, 5.125%, 7/15/24	United States	190,700,000	194,275,625
senior bond, 5.00%, 5/01/25	United States	129,500,000	129,500,000
[e] Endo DAC/Endo Finance LLC/Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	82,900,000	49,118,250
senior note, 144A, 6.00%, 7/15/23	United States	162,025,000	100,188,159
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	110,000,000	121,275,000
senior bond, 5.625%, 9/01/28	United States	127,500,000	142,392,000
senior note, 7.50%, 2/15/22	United States	70,000,000	77,756,000
senior secured note, first lien, 5.00%, 3/15/24	United States	124,800,000	136,425,351

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Health Care (continued)
[e] Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
senior note, 144A, 4.875%, 4/15/20	United States	184,252,000	$115,157,500
senior note, 144A, 5.75%, 8/01/22	United States	263,610,000	98,853,750
senior note, 144A, 5.625%, 10/15/23	United States	285,350,000	95,592,250
senior note, 144A, 5.50%, 4/15/25	United States	137,500,000	41,250,000
Mylan NV, senior note, 3.95%, 6/15/26	United States	150,000,000	155,286,750
[e] Par Pharmaceutical Inc., senior secured note, 144A, 7.50%, 4/01/27	United States	90,000,000	82,125,000
Tenet Healthcare Corp.,
secured note, second lien, 5.125%, 5/01/25	United States	133,300,000	135,472,790
senior note, 8.125%, 4/01/22	United States	883,311,000	959,496,574
senior note, 6.75%, 6/15/23	United States	565,000,000	595,470,450
senior note, 7.00%, 8/01/25	United States	155,000,000	158,203,850
senior note, 6.875%, 11/15/31	United States	48,840,000	44,688,600
[e] senior note, second lien, 144A, 6.25%, 2/01/27	United States	50,000,000	52,057,500
senior secured note, first lien, 4.625%, 7/15/24	United States	95,200,000	98,294,000

			9,472,122,557

Industrials 0.5%
United Rentals North America Inc.,
senior bond, 4.875%, 1/15/28	United States	116,000,000	121,075,000
senior note, 6.50%, 12/15/26	United States	40,000,000	43,730,000
United Technologies Corp.,
senior bond, 4.50%, 6/01/42	United States	40,000,000	48,072,623
senior note, 3.95%, 8/16/25	United States	25,000,000	27,388,627
senior note, 3.125%, 5/04/27	United States	40,000,000	42,020,251
[e] XPO Logistics Inc., senior note, 144A, 6.50%, 6/15/22	United States	50,000,000	51,000,000

			333,286,501

Information Technology 0.5%
Broadcom Corp./Broadcom Cayman Finance Ltd., senior bond, 3.50%, 1/15/28	United States	40,000,000	39,062,937
[e] CommScope Inc., senior bond, 144A, 5.50%, 6/15/24	United States	80,000,000	75,574,400
[e] Dell International LLC/EMC Corp.,
senior secured note, first lien, 144A, 5.45%, 6/15/23	United States	60,000,000	65,374,467
senior secured note, first lien, 144A, 4.90%, 10/01/26	United States	65,000,000	69,687,259
Microchip Technology Inc., senior secured note, 4.333%, 6/01/23	United States	69,000,000	72,514,336
NCR Corp.,
senior note, 5.00%, 7/15/22	United States	40,000,000	40,650,000
senior note, 6.375%, 12/15/23	United States	35,000,000	36,050,000

			398,913,399

Materials 1.4%
Ball Corp., senior bond, 4.00%, 11/15/23	United States	60,000,000	62,925,000
[e] Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	88,400,000	91,037,414
[e] Cemex SAB de CV,
senior secured bond, 144A, 7.75%, 4/16/26	Mexico	55,100,000	59,929,239
senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	70,000,000	72,108,750

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STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Materials (continued)
DuPont de Nemours Inc., senior note, 4.493%, 11/15/25	United States	50,000,000	$55,271,405
[e] FMG Resources (August 2006) Pty. Ltd.,
senior note, 144A, 4.75%, 5/15/22	Australia	40,200,000	41,355,750
senior note, 144A, 5.125%, 3/15/23	Australia	25,000,000	25,843,750
senior note, 144A, 5.125%, 5/15/24	Australia	60,540,000	63,134,139
Freeport-McMoRan Inc.,
senior bond, 3.875%, 3/15/23	United States	50,000,000	50,500,000
senior bond, 5.25%, 9/01/29	United States	40,000,000	39,991,600
International Paper Co.,
senior bond, 3.00%, 2/15/27	United States	50,000,000	50,929,819
senior bond, 4.40%, 8/15/47	United States	40,000,000	41,670,478
LYB International Finance II BV, senior note, 3.50%, 3/02/27	United States	50,000,000	51,653,867
[e] Mauser Packaging Solutions Holding Co.,
secured note, 144A, 5.50%, 4/15/24	United States	75,000,000	77,610,000
senior note, 144A, 7.25%, 4/15/25	United States	189,500,000	179,844,975
[e] Syngenta Finance NV,
senior note, 144A, 4.441%, 4/24/23	Switzerland	25,000,000	26,121,625
senior note, 144A, 5.182%, 4/24/28	Switzerland	50,000,000	53,063,125

			1,042,990,936

Real Estate 0.6%
American Tower Corp., senior bond, 3.375%, 10/15/26	United States	50,000,000	52,102,903
Equinix Inc., senior bond, 5.375%, 5/15/27	United States	80,000,000	86,450,000
Iron Mountain Inc.,
[e] senior note, 144A, 4.875%, 9/15/27	United States	135,610,000	139,363,685
senior sub. bond, 5.75%, 8/15/24	United States	129,254,000	130,869,675

			408,786,263

Utilities 1.2%
Calpine Corp.,
senior note, 5.375%, 1/15/23	United States	300,000,000	304,500,000
senior note, 5.50%, 2/01/24	United States	186,500,000	189,064,375
Ferrellgas LP/Ferrellgas Finance Corp.,
senior note, 6.50%, 5/01/21	United States	39,295,000	33,597,225
senior note, 6.75%, 1/15/22	United States	92,500,000	78,740,625
senior note, 6.75%, 6/15/23	United States	88,500,000	75,003,750
Sempra Energy, senior bond, 3.40%, 2/01/28	United States	50,000,000	51,704,870
The Southern Co., junior sub. bond, 5.50% to 3/14/22, FRN thereafter, 3/15/57	United States	46,857,000	48,773,050
Vistra Energy Corp., senior note, 5.875%, 6/01/23	United States	100,000,000	102,525,000

			883,908,895

Total Corporate Bonds (Cost $27,820,363,368)			26,949,605,434

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

[m,n] Senior Floating Rate Interests 2.1%
Communication Services 0.4%
Diamond Sports Group LLC, Term Loan, 5.30%, (1-month USD LIBOR + 3.25%), 8/24/26	United States	25,000,000	$25,179,750
Global Eagle Entertainment Inc., Initial Term Loans, 9.699% - 9.71%, (6-month USD LIBOR + 7.50%), 1/06/23	United States	101,471,014	94,410,154
Securus Technologies Holdings Inc., Second Lien Initial Loan, 10.29%, (1-month USD LIBOR + 8.25%), 11/01/25	United States	26,000,000	23,026,250
Sprint Communications Inc., 2018 Incremental Term Loans, 5.06%, (1-month USD LIBOR + 3.00%), 2/03/24	United States	99,250,000	99,187,175
Univision Communications Inc., Term Loan, 4.794%, (1-month USD LIBOR + 2.75%), 3/15/24	United States	62,809,206	61,149,221

			302,952,550

Consumer Discretionary 0.5%
24 Hour Fitness Worldwide Inc., Term Loan, 5.54%, (1-month USD LIBOR + 3.50%), 5/30/25	United States	96,680,052	93,497,635
Academy Ltd., Initial Term Loan, 6.10%, (1-month USD LIBOR + 4.00%), 7/02/22	United States	30,156,214	21,209,860
Belk Inc., Closing Date Term Loan, 6.80%, (3-month USD LIBOR + 4.75%), 12/12/22	United States	140,867,482	103,615,781
Stars Group Holdings BV, Stars Group (US), USD Term Loan, 5.60%, (3-month USD LIBOR + 3.50%), 7/10/25	United States	97,956,100	98,512,001
Tenneco Inc., Tranche B Term Loan, 5.04%, (1-month USD LIBOR + 3.00%), 10/01/25	United States	22,193,996	20,910,916

			337,746,193

Energy 0.8%
Weatherford International ltd, DIP Term, 5.07%, (1-month USD LIBOR + 3.00%), 7/03/20	United States	615,071,055	615,071,055

Health Care 0.2%
Amneal Pharmaceuticals LLC, Initial Term Loans, 5.56%, (1-month USD LIBOR + 3.50%), 5/04/25	United States	29,311,908	25,171,601
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 6.31%, (1-month USD LIBOR + 4.25%), 4/29/24	United States	78,200,000	71,318,400
Valeant Pharmaceuticals International, First Incremental Term Loan, 4.79%, (1-month USD LIBOR + 2.75%), 11/27/25	United States	43,750,000	43,886,719

			140,376,720

Industrials 0.2%
Commercial Barge Line Co., Initial Term Loan, 10.79%, (1-month USD LIBOR + 8.75%), 11/12/20	United States	35,612,164	20,316,740
Vertiv Group Corp., Term B Loans, 6.04%, (1-month USD LIBOR + 4.00%), 11/30/23	United States	62,189,440	59,261,374
West Corp., Term B Loans, 6.04%, (1-month USD LIBOR + 4.00%), 10/10/24	United States	39,508,316	35,294,083

			114,872,197

Information Technology 0.0%†
Microchip Technology Inc., Initial Term Loan, 4.05%, (1-month USD LIBOR + 2.00%), 5/29/25	United States	30,181,810	30,370,205

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

[m,n] Senior Floating Rate Interests (continued)
Materials 0.0%†
BWAY Holding Co. Inc., Term Loan B, 5.59%, (3-month USD LIBOR + 3.25%), 4/03/24	United States	28,131,944	$27,598,618

Total Senior Floating Rate Interests (Cost $1,627,336,175)			1,568,987,538

U.S. Government and Agency Securities 10.9%
U.S. Treasury Bond,
7.50%, 11/15/24	United States	350,000,000	452,156,250
6.875%, 8/15/25	United States	400,000,000	518,203,124
6.125%, 11/15/27	United States	300,000,000	402,316,407
6.125%, 8/15/29	United States	100,000,000	140,398,438
6.25%, 5/15/30	United States	100,000,000	144,308,594
U.S. Treasury Note,
1.875%, 12/31/19	United States	750,000,000	749,926,755
2.25%, 3/31/20	United States	1,000,000,000	1,001,855,470
2.50%, 5/31/20	United States	750,000,000	753,046,875
2.50%, 6/30/20	United States	500,000,000	502,343,750
2.50%, 2/28/21	United States	500,000,000	505,185,545
2.375%, 3/15/21	United States	750,000,000	756,767,580
2.625%, 6/15/21	United States	500,000,000	507,714,845
2.75%, 8/15/21	United States	350,000,000	356,904,296
2.75%, 4/30/23	United States	500,000,000	520,390,625
2.75%, 5/31/23	United States	500,000,000	520,869,140
2.875%, 5/31/25	United States	250,000,000	267,294,923

Total U.S. Government and Agency Securities (Cost $7,969,743,019)			8,099,682,617

Mortgage-Backed Securities 0.5%
Federal National Mortgage Association (FNMA) Fixed Rate 0.1%
FNMA 30 Year, 4.00%, 6/01/49	United States	76,451,329	79,418,439

Government National Mortgage Association (GNMA) Fixed Rate 0.4%
GNMA II SF 30 Year, 3.50%, 9/20/49	United States	161,650,000	167,800,351
GNMA II SF 30 Year, 4.00%, 9/20/49	United States	83,750,000	87,753,589

Total Mortgage-Backed Securities (Cost $334,536,027)			334,972,379

	Country	Shares

Escrows and Litigation Trusts 0.0%
[a,o] Motors Liquidation Co., Escrow Account	United States	400,000,000	—
[a,o] Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	11,000,000	—

Total Escrows and Litigation Trusts (Cost $2,416,248)			—

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Number of Contracts	Notional Amount	Value

Options Purchased 0.5%
Puts - Exchange-Traded
S&P 500 Index, December Strike Price $2,700.00, Expires 12/18/20	5,000	500,000	$69,250,000
S&P 500 Index, June Strike Price $2,700.00, Expires 6/19/20	5,000	500,000	45,200,000
S&P 500 Index, March Strike Price $2,900.00, Expires 3/20/20	5,000	500,000	53,350,000
S&P 500 Index, September Strike Price $3,000.00, Expires 9/18/20	10,000	1,000,000	201,400,000

Total Options Purchased (Cost $471,950,951)			369,200,000

Total Investments before Short Term Investments (Cost $70,453,784,961)			72,836,077,078

	Country	Principal Amount*

Short Term Investments 1.9%

Corporate Bonds (Cost $19,750,889) 0.0%†
CHS/Community Health Systems Inc., senior note, 8.00%, 11/15/19	United States	19,819,000	19,831,387

Total Investments before Money Market Funds and Repurchase Agreement (Cost $70,473,535,850)			72,855,908,465

		Shares

Money Market Funds (Cost $1,386,045,053) 1.9%
[p,q] Institutional Fiduciary Trust Money Market Portfolio, 1.71%	United States	1,386,045,053	1,386,045,053

[r] Investments from Cash Collateral Received for Loaned Securities 0.0%†
Money Market Funds (Cost $23,902,000) 0.0%†
[p,q] Institutional Fiduciary Trust Money Market Portfolio, 1.71%	United States	23,902,000	23,902,000

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Principal Amount*	Value
Short Term Investments (continued)
Investments from Cash Collateral Received for Loaned Securities (continued)
Repurchase Agreement (Cost $5,976,422) 0.0%†
[s] Joint Repurchase Agreement, 2.30%, 10/01/19 (Maturity Value $5,976,804)
BofA Securities Inc.
Collateralized by U.S. Treasury Notes, Index Linked, 1.25%, 7/15/20 (valued at $6,095,956)	United States	5,976,422	$5,976,422

Total Investments from Cash Collateral Received for Loaned Securities (Cost $29,878,422)			29,878,422

Total Investments (Cost $71,889,459,325) 99.7%			74,271,831,940
Options Written (0.2)%			(119,615,000)
Other Assets, less Liabilities 0.5%			373,684,651

Net Assets 100.0%			$74,525,901,591

	Number of Contracts	Notional Amount
[t] Options Written (0.2)%
Calls - Exchange-Traded
Analog Devices Inc., December Strike Price $125.00, Expires 12/20/19	10,000	1,000,000	(1,250,000)
Bristol-Myers Squibb Co., October Strike Price $50.00, Expires 10/18/19	20,000	2,000,000	(2,340,000)
Chevron Corp., December Strike Price $130.00, Expires 12/20/19	10,000	1,000,000	(580,000)
CVS Health Corp., November Strike Price $67.50, Expires 11/15/19	25,000	2,500,000	(1,800,000)
General Motors Co., December Strike Price $42.00, Expires 12/20/19	40,000	4,000,000	(1,440,000)
Gilead Sciences Inc., November Strike Price $72.50, Expires 11/15/19	10,000	1,000,000	(190,000)
International Business Machines Corp., October Strike Price $145.00, Expires 10/18/19	7,000	700,000	(3,129,000)
International Business Machines Corp., October Strike Price $150.00, Expires 10/18/19	7,000	700,000	(1,421,000)
Merck & Co. Inc., October Strike Price $87.50, Expires 10/18/19	10,000	1,000,000	(320,000)
Metlife Inc., November Strike Price $50.00, Expires 11/15/19	20,000	2,000,000	(820,000)
Sempra Energy, October Strike Price $145.00, Expires 10/18/19	10,000	1,000,000	(3,800,000)
The Southern Co., October Strike Price $60.00, Expires 10/18/19	30,000	3,000,000	(6,390,000)
Texas Instruments Inc., October Strike Price $125.00, Expires 10/18/19	10,000	1,000,000	(5,500,000)
Wells Fargo & Co., October Strike Price $50.00, Expires 10/18/19	40,000	4,000,000	(5,120,000)
Wells Fargo & Co., November Strike Price $50.00, Expires 11/15/19	20,000	2,000,000	(3,800,000)
Wells Fargo & Co., November Strike Price $52.50, Expires 11/15/19	10,000	1,000,000	(650,000)
Wells Fargo & Co., December Strike Price $55.00, Expires 12/20/19	10,000	1,000,000	(440,000)

			(38,990,000)

Puts - Exchange-Traded
Analog Devices Inc., December Strike Price $100.00, Expires 12/20/19	10,000	1,000,000	(2,250,000)
The Boeing Co., October Strike Price $340.00, Expires 10/18/19	5,000	500,000	(510,000)
Bristol-Myers Squibb Co., October Strike Price $45.00, Expires 10/18/19	30,000	3,000,000	(210,000)
Broadcom Inc., November Strike Price $250.00, Expires 11/15/19	10,000	1,000,000	(3,420,000)
General Motors Co., December Strike Price $33.00, Expires 12/20/19	40,000	4,000,000	(2,520,000)
Gilead Sciences Inc., November Strike Price $62.50, Expires 11/15/19	10,000	1,000,000	(1,850,000)
Home Depot Inc., November Strike Price $210.00, Expires 11/15/19	10,000	1,000,000	(1,030,000)

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Number of Contracts	Notional Amount	Value
[t] Options Written (continued)
Puts - Exchange-Traded (continued)
The Home Depot Inc., November Strike Price $215.00, Expires 11/15/19	10,000	1,000,000	$(1,460,000)
Merck & Co. Inc., October Strike Price $75.00, Expires 10/18/19	10,000	1,000,000	(100,000)
Morgan Stanley, November Strike Price $36.00, Expires 11/15/19	20,000	2,000,000	(440,000)
The Procter & Gamble Co., November Strike Price $110.00, Expires 11/15/19	20,000	2,000,000	(1,200,000)
S&P 500 Index, December Strike Price $2,450.00, Expires 12/20/19	5,000	500,000	(3,850,000)
S&P 500 Index, June Strike Price $2,400.00, Expires 6/19/20	15,000	1,500,000	(61,785,000)

			(80,625,000)

Total Options Written (Premiums received $156,672,971)			$(119,615,000)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bA portion or all of the security is held in connection with written option contracts open at year end.

cSee Note 9 regarding holdings of 5% voting securities.

dSee Note 1(g) regarding equity-linked securities.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2019, the aggregate value of these securities was $19,589,386,333, representing 26.3% of net assets.

fSee Note 1(f) regarding index-linked notes.

gSecurity pays variable interest based on the distribution of the SPXDIV Index and proceeds earned from related equity derivatives. The interest rate shown represents the rate at period end. Cash payment at maturity or upon early redemption is based on the performance of the S&P 500 Index.

hSecurity pays a fixed 2.00% coupon rate and a variable coupon based on the distribution of the Morgan Stanley Custom Enhanced SPX B DT Index 20 Delta. The coupon rate shown represents the combined rate at period end. Cash payment at maturity or upon early redemption is based on the performance of the Morgan Stanley Custom Enhanced SPX B Index 20 Delta.

iSee Note 7 regarding defaulted securities.

jA portion or all of the security is on loan at September 30, 2019. See Note 1(h).

kSecurity purchased on a when-issued basis. See Note 1(d).

lPerpetual security with no stated maturity date.

mThe coupon rate shown represents the rate at period end.

nSee Note 1(j) regarding senior floating rate interests.

oFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

pSee Note 3(f) regarding investments in affiliated management investment companies.

qThe rate shown is the annualized seven-day effective yield at period end.

rSee Note 1(h) regarding securities on loan.

sSee Note 1(c) regarding joint repurchase agreement.

tSee Note 1(e) regarding written options.

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

At September 30, 2019, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Interest Rate Contracts
U.S. Treasury 10 Yr. Note	Short	11,500	$1,498,593,750	12/19/19	$15,254,808

*As of period end.

See Note 8 regarding other derivative information.

See Abbreviations on page 133.

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FRANKLIN CUSTODIAN FUNDS

Financial Highlights

Franklin U.S. Government Securities Fund

	Year Ended September 30,
	2019	2018[a]

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 5.86	$ 5.89

Income from investment operations[b]:

Net investment income[c]	0.14	0.01

Net realized and unrealized gains (losses)	0.25	(0.02)

Total from investment operations	0.39	(0.01)

Less distributions from:

Net investment income	(0.18)	(0.02)

Net asset value, end of year	$ 6.07	$ 5.86

Total return[d]	6.70%	(0.23)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.89%	0.86%

Expenses net of waiver and payments by affiliates[f]	0.88%	0.86%	[g]

Net investment income	2.36%	2.40%

Supplemental data

Net assets, end of year (000’s)	$336,646	$4,472

Portfolio turnover rate	41.34%	44.67%

Portfolio turnover rate excluding mortgage dollar rolls[h]	41.34%	44.67%

aFor the period September 10, 2018 (effective date) to September 30, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)

	Year Ended September 30,
	2019	2018	2017	2016		2015

Class A1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 5.85	$ 6.13	$ 6.35	$ 6.40		$ 6.48

Income from investment operations[a]:

Net investment income[b]	0.15	0.15	0.13	0.14		0.15

Net realized and unrealized gains (losses)	0.25	(0.25)	(0.16)	0.01		(0.02)

Total from investment operations	0.40	(0.10)	(0.03)	0.15		0.13

Less distributions from:

Net investment income	(0.18)	(0.18)	(0.19)	(0.20)		(0.21)

Net asset value, end of year	$ 6.07	$ 5.85	$ 6.13	$ 6.35		$ 6.40

Total return[c]	6.94%	(1.60)%	(0.45)%	2.35%		2.07%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.79%	0.76%	0.79%	0.76%		0.76%

Expenses net of waiver and payments by affiliates[d]	0.78%	0.76% [e]	0.79% [e]	0.76%	[e]	0.76%	[e]

Net investment income	2.46%	2.50%	2.17%	2.21%		2.28%

Supplemental data

Net assets, end of year (000’s)	$2,885,194	$3,099,373	$3,581,769	$4,235,819		$4,167,639

Portfolio turnover rate	41.34%	44.67%	86.72%	92.18%		69.10%

Portfolio turnover rate excluding mortgage dollar rolls[f]	41.34%	44.67%	86.72%	92.18%		58.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)

	Year Ended September 30,
	2019	2018	2017	2016		2015

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 5.81	$ 6.08	$ 6.30	$ 6.36		$ 6.44

Income from investment operations[a]:

Net investment income[b]	0.12	0.12	0.10	0.11		0.11

Net realized and unrealized gains (losses)	0.25	(0.24)	(0.16)	—	[c]	(0.01)

Total from investment operations	0.37	(0.12)	(0.06)	0.11		0.10

Less distributions from:

Net investment income	(0.15)	(0.15)	(0.16)	(0.17)		(0.18)

Net asset value, end of year	$ 6.03	$ 5.81	$ 6.08	$ 6.30		$ 6.36

Total return[d]	6.45%	(1.94)%	(0.96)%	1.70%		1.57%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.29%	1.26%	1.29%	1.26%		1.26%

Expenses net of waiver and payments by affiliates[e]	1.28%	1.26% [f]	1.29% [f]	1.26%	[f]	1.26%[f]

Net investment income	1.96%	2.00%	1.67%	1.71%		1.78%

Supplemental data

Net assets, end of year (000’s)	$389,021	$571,525	$797,394	$1,034,410		$1,040,294

Portfolio turnover rate	41.34%	44.67%	86.72%	92.18%		69.10%

Portfolio turnover rate excluding mortgage dollar rolls[g]	41.34%	44.67%	86.72%	92.18%		58.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)

	Year Ended September 30,
	2019	2018	2017	2016		2015

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 5.85	$ 6.12	$ 6.34	$ 6.40		$ 6.48

Income from investment operations[a]:

Net investment income[b]	0.13	0.13	0.11	0.12		0.13

Net realized and unrealized gains (losses)	0.25	(0.24)	(0.16)	—	[c]	(0.02)

Total from investment operations	0.38	(0.11)	(0.05)	0.12		0.11

Less distributions from:

Net investment income	(0.16)	(0.16)	(0.17)	(0.18)		(0.19)

Net asset value, end of year	$ 6.07	$ 5.85	$ 6.12	$ 6.34		$ 6.40

Total return	6.58%	(1.78)%	(0.81)%	1.84%		1.71%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.14%	1.11%	1.13%	1.11%		1.11%

Expenses net of waiver and payments by affiliates[d]	1.13%	1.11% [e]	1.13% [e]	1.11%	[e]	1.11%[e]

Net investment income	2.11%	2.15%	1.83%	1.86%		1.93%

Supplemental data

Net assets, end of year (000’s)	$32,906	$31,144	$38,363	$59,785		$64,689

Portfolio turnover rate	41.34%	44.67%	86.72%	92.18%		69.10%

Portfolio turnover rate excluding mortgage dollar rolls[f]	41.34%	44.67%	86.72%	92.18%		58.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)

	Year Ended September 30,
	2019	2018	2017	2016		2015

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 5.87	$ 6.15	$ 6.37	$ 6.42		$ 6.50

Income from investment operations[a]:

Net investment income[b]	0.16	0.17	0.15	0.16		0.17

Net realized and unrealized gains (losses)	0.27	(0.25)	(0.16)	0.01		(0.02)

Total from investment operations	0.43	(0.08)	(0.01)	0.17		0.15

Less distributions from:

Net investment income	(0.20)	(0.20)	(0.21)	(0.22)		(0.23)

Net asset value, end of year	$ 6.10	$ 5.87	$ 6.15	$ 6.37		$ 6.42

Total return	7.39%	(1.33)%	(0.16)%	2.63%		2.35%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.51%	0.49%	0.48%	0.48%		0.47%

Expenses net of waiver and payments by affiliates[c]	0.50%	0.48%	0.48% [d]	0.48%	[d]	0.47%[d]

Net investment income	2.74%	2.78%	2.48%	2.49%		2.57%

Supplemental data

Net assets, end of year (000’s)	$573,957	$694,813	$446,174	$624,619		$375,644

Portfolio turnover rate	41.34%	44.67%	86.72%	92.18%		69.10%

Portfolio turnover rate excluding mortgage dollar rolls[e]	41.34%	44.67%	86.72%	92.18%		58.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eSee Note 1(i) regarding mortgage dollar rolls.

86	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)

	Year Ended September 30,
	2019	2018	2017	2016		2015

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 5.87	$ 6.15	$ 6.37	$ 6.42		$ 6.50

Income from investment operations[a]:

Net investment income[b]	0.16	0.16	0.15	0.15		0.16

Net realized and unrealized gains (losses)	0.26	(0.25)	(0.17)	0.01		(0.02)

Total from investment operations	0.42	(0.09)	(0.02)	0.16		0.14

Less distributions from:

Net investment income	(0.19)	(0.19)	(0.20)	(0.21)		(0.22)

Net asset value, end of year	$ 6.10	$ 5.87	$ 6.15	$ 6.37		$ 6.42

Total return	7.08%	(1.45)%	(0.30)%	2.49%		2.21%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.64%	0.61%	0.64%	0.61%		0.61%

Expenses net of waiver and payments by affiliates[c]	0.63%	0.61% [d]	0.64% [d]	0.61%	[d]	0.61%[d]

Net investment income	2.61%	2.65%	2.32%	2.36%		2.43%

Supplemental data

Net assets, end of year (000’s)	$946,318	$720,281	$854,640	$718,975		$622,339

Portfolio turnover rate	41.34%	44.67%	86.72%	92.18%		69.10%

Portfolio turnover rate excluding mortgage dollar rolls[e]	41.34%	44.67%	86.72%	92.18%		58.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eSee Note 1(i) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	87

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, September 30, 2019

Franklin U.S. Government Securities Fund

	Principal Amount	Value

Mortgage-Backed Securities 97.7%
Government National Mortgage Association (GNMA) Fixed Rate 97.7%
GNMA I SF 30 Year, 3.50%, 4/15/43 - 5/15/43	$24,003,366	$25,398,821
GNMA I SF 30 Year, 4.00%, 10/15/40 - 2/15/45	46,075,368	49,426,797
GNMA I SF 30 Year, 4.00%, 8/15/44	15,242,982	16,417,840
GNMA I SF 30 Year, 4.00%, 2/15/45 - 8/15/46	31,826,201	34,091,169
GNMA I SF 30 Year, 4.50%, 2/15/39 - 10/15/39	44,538,463	48,760,378
GNMA I SF 30 Year, 4.50%, 11/15/39 - 5/15/40	46,434,541	50,782,786
GNMA I SF 30 Year, 4.50%, 6/15/40 - 7/15/40	46,079,458	50,216,801
GNMA I SF 30 Year, 4.50%, 7/15/40 - 6/15/41	43,588,866	47,645,211
GNMA I SF 30 Year, 5.00%, 2/15/33 - 12/15/33	46,742,920	51,599,590
GNMA I SF 30 Year, 5.00%, 1/15/34 - 9/15/39	45,860,702	50,966,362
GNMA I SF 30 Year, 5.00%, 8/15/39	16,789,819	18,864,820
GNMA I SF 30 Year, 5.00%, 9/15/39 - 11/15/39	42,430,813	47,589,019
GNMA I SF 30 Year, 5.00%, 10/15/39	15,390,269	17,298,438
GNMA I SF 30 Year, 5.00%, 11/15/39	19,927,735	22,388,245
GNMA I SF 30 Year, 5.00%, 11/15/39 - 3/15/40	45,738,551	51,321,115
GNMA I SF 30 Year, 5.00%, 3/15/40 - 6/15/40	39,997,871	44,866,822
GNMA I SF 30 Year, 5.00%, 6/15/40	12,819,795	14,400,629
GNMA I SF 30 Year, 5.00%, 9/15/40	17,361,022	19,522,973
GNMA I SF 30 Year, 5.50%, 5/15/28 - 7/15/33	46,376,027	51,618,347
GNMA I SF 30 Year, 5.50%, 7/15/33 - 6/15/38	44,447,412	49,770,501
GNMA I SF 30 Year, 5.50%, 6/15/38 - 2/15/40	35,316,347	39,924,906
GNMA I SF 30 Year, 6.00%, 10/15/23 - 11/15/35	45,334,425	50,890,135
GNMA I SF 30 Year, 6.00%, 12/15/35 - 9/15/38	44,951,182	51,213,403
GNMA I SF 30 Year, 6.00%, 9/15/38 - 12/15/39	20,340,017	23,371,411
GNMA I SF 30 Year, 6.50%, 5/15/23 - 8/15/37	33,942,777	37,990,578
GNMA I SF 30 Year, 7.00%, 4/15/22 - 9/15/32	22,934,727	25,253,111
GNMA I SF 30 Year, 7.25%, 12/15/25 - 1/15/26	69,767	70,959
GNMA I SF 30 Year, 7.50%, 6/15/21 - 8/15/33	5,938,640	6,400,200
GNMA I SF 30 Year, 7.70%, 1/15/21 - 10/15/21	12,341	12,366
GNMA I SF 30 Year, 8.00%, 2/15/20 - 9/15/30	1,990,269	2,036,991
GNMA I SF 30 Year, 8.50%, 11/15/19 - 5/15/25	282,120	287,016
GNMA I SF 30 Year, 9.00%, 10/15/19 - 7/15/23	170,876	173,072
GNMA I SF 30 Year, 9.50%, 11/15/19 - 8/15/22	137,984	138,587
GNMA I SF 30 Year, 10.00%, 3/15/20 - 3/15/25	54,983	55,205
GNMA I SF 30 Year, 10.50%, 8/15/20 - 10/15/21	7,336	7,358
GNMA I SF 30 Year, 11.00%, 4/15/21	13	13
GNMA II SF 30 Year, 3.00%, 2/20/45 - 5/20/49	38,024,687	39,220,693
GNMA II SF 30 Year, 3.00%, 4/20/46	69,784,513	72,004,690
GNMA II SF 30 Year, 3.00%, 7/20/47	217,537,246	223,716,778
GNMA II SF 30 Year, 3.00%, 9/20/47	60,775,848	62,622,598
GNMA II SF 30 Year, 3.00%, 10/20/47	105,895,767	108,900,925
GNMA II SF 30 Year, 3.00%, 11/20/47	17,716,437	18,222,915
GNMA II SF 30 Year, 3.00%, 1/20/48	32,397,449	33,305,271
GNMA II SF 30 Year, 3.00%, 2/20/48	54,341,211	55,857,676
GNMA II SF 30 Year, 3.00%, 4/20/48	18,609,197	19,129,327
GNMA II SF 30 Year, 3.00%, 6/20/49	54,092,354	55,596,237

88	Annual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities Fund (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 3.00%, 7/20/49	$20,203,728	$20,755,368
GNMA II SF 30 Year, 3.00%, 8/20/49	47,671,971	48,973,600
GNMA II SF 30 Year, 3.50%, 10/20/40 - 11/20/48	47,928,560	50,715,031
GNMA II SF 30 Year, 3.50%, 7/20/42	43,000,722	45,687,105
GNMA II SF 30 Year, 3.50%, 9/20/42	99,357,600	105,564,920
GNMA II SF 30 Year, 3.50%, 10/20/42	20,509,138	21,790,458
GNMA II SF 30 Year, 3.50%, 11/20/42	17,209,794	18,285,000
GNMA II SF 30 Year, 3.50%, 4/20/43	20,910,873	22,217,391
GNMA II SF 30 Year, 3.50%, 5/20/43	28,385,047	30,158,558
GNMA II SF 30 Year, 3.50%, 6/20/43	32,788,590	34,837,260
GNMA II SF 30 Year, 3.50%, 8/20/43	22,953,789	24,338,535
GNMA II SF 30 Year, 3.50%, 9/20/47	619,659,243	644,890,200
GNMA II SF 30 Year, 3.50%, 11/20/47	612,645,326	636,689,456
GNMA II SF 30 Year, 3.50%, 12/20/48 - 7/20/49	7,172,193	7,436,097
GNMA II SF 30 Year, 3.50%, 2/20/49	16,170,312	16,765,113
GNMA II SF 30 Year, 3.50%, 8/20/49	270,788,478	281,174,440
GNMA II SF 30 Year, 4.00%, 5/20/40 - 4/20/49	31,328,679	33,048,320
GNMA II SF 30 Year, 4.00%, 11/20/40	28,199,187	30,059,608
GNMA II SF 30 Year, 4.00%, 12/20/40	16,713,691	17,818,097
GNMA II SF 30 Year, 4.00%, 1/20/41	18,394,236	19,611,682
GNMA II SF 30 Year, 4.00%, 7/20/41	22,330,442	23,822,515
GNMA II SF 30 Year, 4.00%, 9/20/41	26,546,927	28,189,558
GNMA II SF 30 Year, 4.00%, 10/20/41	32,631,779	34,810,310
GNMA II SF 30 Year, 4.00%, 11/20/41	30,086,057	32,094,145
GNMA II SF 30 Year, 4.00%, 2/20/44	18,709,078	19,806,310
GNMA II SF 30 Year, 4.00%, 12/20/48	35,331,040	36,821,309
GNMA II SF 30 Year, 4.00%, 5/20/49	414,484,635	431,802,616
GNMA II SF 30 Year, 4.00%, 7/20/49	93,528,939	97,583,489
GNMA II SF 30 Year, 4.50%, 5/20/33 - 8/20/42	47,212,944	51,452,637
GNMA II SF 30 Year, 4.50%, 12/20/39	18,836,142	20,545,819
GNMA II SF 30 Year, 4.50%, 5/20/41	24,528,627	26,846,133
GNMA II SF 30 Year, 4.50%, 6/20/41	29,424,693	32,186,554
GNMA II SF 30 Year, 4.50%, 7/20/41	32,197,805	35,210,096
GNMA II SF 30 Year, 4.50%, 9/20/41	43,536,595	47,660,748
GNMA II SF 30 Year, 4.50%, 10/20/41	32,418,803	35,413,026
GNMA II SF 30 Year, 4.50%, 2/20/44	17,382,077	18,643,922
GNMA II SF 30 Year, 4.50%, 12/20/48	16,710,460	17,523,698
GNMA II SF 30 Year, 4.50%, 1/20/49	306,205	320,483
GNMA II SF 30 Year, 5.00%, 7/20/33 - 4/20/40	43,585,289	48,236,696
GNMA II SF 30 Year, 5.00%, 9/20/33	18,416,087	20,413,694
GNMA II SF 30 Year, 5.00%, 5/20/40 - 9/20/41	19,748,434	21,852,566
GNMA II SF 30 Year, 5.50%, 6/20/34 - 5/20/35	44,730,647	50,571,507
GNMA II SF 30 Year, 5.50%, 6/20/35 - 4/20/40	25,340,913	28,452,876
GNMA II SF 30 Year, 6.00%, 10/20/23 - 1/20/38	43,344,148	49,879,269
GNMA II SF 30 Year, 6.00%, 7/20/38 - 7/20/39	9,474,908	10,905,567
GNMA II SF 30 Year, 6.50%, 6/20/24 - 1/20/39	17,658,962	20,280,075

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities Fund (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 7.00%, 2/20/28 - 7/20/33	$ 4,549,147	$5,329,820
GNMA II SF 30 Year, 7.50%, 10/20/22 - 4/20/32	820,173	917,690
GNMA II SF 30 Year, 8.00%, 5/20/24 - 6/20/30	419,477	479,701
GNMA II SF 30 Year, 8.50%, 7/20/21 - 6/20/25	54,524	55,391
GNMA II SF 30 Year, 9.00%, 10/20/21 - 11/20/21	8,308	8,397
GNMA II SF 30 Year, 9.50%, 9/20/20 - 4/20/25	21,283	21,443
GNMA II SF 30 Year, 10.00%, 7/20/20 - 3/20/21	15,124	15,269
GNMA II SF 30 Year, 10.50%, 6/20/20 - 1/20/21	8,177	8,200
GNMA II SF 30 Year, 11.00%, 1/20/21	1,414	1,418

Total Mortgage-Backed Securities (Cost $4,940,470,691)		5,048,328,271

U.S. Government and Agency Securities (Cost $19,227,065) 0.4%
U.S. Treasury Bond, 4.75%, 2/15/37	14,500,000	20,796,455

Total Investments before Short Term Investments (Cost $4,959,697,756)		5,069,124,726

	Shares

Short Term Investments (Cost $86,808,469) 1.7%

Money Market Funds 1.7%
[a,b] Institutional Fiduciary Trust Money Market Portfolio, 1.71%	86,808,469	86,808,469

Total Investments (Cost $5,046,506,225) 99.8%		5,155,933,195
Other Assets, less Liabilities 0.2%		8,109,360

Net Assets 100.0%		$5,164,042,555

See Abbreviations on page 133.

aSee Note 3(f) regarding investments in affiliated management investment companies.

bThe rate shown is the annualized seven-day effective yield at period end.

90	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Financial Highlights

Franklin Utilities Fund

	Year Ended September 30,

	2019	2018[a]

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$18.66	$19.16

Income from investment operations[b]:

Net investment income[c]	0.53	0.02

Net realized and unrealized gains (losses)	4.41	(0.52)

Total from investment operations	4.94	(0.50)

Less distributions from:

Net investment income	(0.49)	—

Net realized gains	(0.58)	—

Total distributions	(1.07)	—

Net asset value, end of year	$22.53	$18.66

Total return[d]	27.43%	(2.61)%

Ratios to average net assets[e]

Expenses[f]	0.83%	0.84%

Net investment income	2.51%	2.62%

Supplemental data

Net assets, end of year (000’s)	$521,782	$3,536

Portfolio turnover rate	7.90%	4.58%

aFor the period September 10, 2018 (effective date) to September 30, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	91

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)

	Year Ended September 30,
	2019	2018	2017	2016	2015

Class A1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$18.66	$19.18	$17.85	$16.08	$16.58

Income from investment operations[a]:

Net investment income[b]	0.53	0.50	0.53	0.48	0.49

Net realized and unrealized gains (losses)	4.44	(0.17)	1.30	2.31	(0.09)

Total from investment operations	4.97	0.33	1.83	2.79	0.40

Less distributions from:

Net investment income	(0.51)	(0.54)	(0.49)	(0.50)	(0.48)

Net realized gains	(0.58)	(0.31)	(0.01)	(0.52)	(0.42)

Total distributions	(1.09)	(0.85)	(0.50)	(1.02)	(0.90)

Net asset value, end of year	$22.54	$18.66	$19.18	$17.85	$16.08

Total return[c]	27.61%	1.68%	10.38%	18.23%	2.19%

Ratios to average net assets

Expenses[d]	0.73% [e]	0.74% [e]	0.75% [e]	0.73% [e]	0.73%

Net investment income	2.61%	2.72%	2.86%	2.81%	2.88%

Supplemental data

Net assets, end of year (000’s)	$4,176,487	$3,654,795	$4,182,780	$4,180,124	$3,524,835

Portfolio turnover rate	7.90%	4.58%	0.89%	7.17%	9.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

92	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)

	Year Ended September 30,
	2019	2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$18.57	$19.09	$17.76	$16.01	$16.50

Income from investment operations[a]:

Net investment income[b]	0.42	0.41	0.43	0.39	0.40

Net realized and unrealized gains (losses)	4.43	(0.18)	1.30	2.30	(0.08)

Total from investment operations	4.85	0.23	1.73	2.69	0.32

Less distributions from:

Net investment income	(0.42)	(0.44)	(0.39)	(0.42)	(0.39)

Net realized gains	(0.58)	(0.31)	(0.01)	(0.52)	(0.42)

Total distributions	(1.00)	(0.75)	(0.40)	(0.94)	(0.81)

Net asset value, end of year	$22.42	$18.57	$19.09	$17.76	$16.01

Total return[c]	26.96%	1.18%	9.88%	17.59%	1.74%

Ratios to average net assets

Expenses[d]	1.23% [e]	1.24% [e]	1.25% [e]	1.23% [e]	1.23%

Net investment income	2.11%	2.22%	2.36%	2.31%	2.38%

Supplemental data

Net assets, end of year (000’s)	$767,363	$834,070	$981,515	$1,064,065	$931,800

Portfolio turnover rate	7.90%	4.58%	0.89%	7.17%	9.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	93

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)

	Year Ended September 30,
	2019	2018	2017	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$18.59	$19.11	$17.78	$16.02	$16.52

Income from investment operations[a]:

Net investment income[b]	0.45	0.44	0.46	0.42	0.42

Net realized and unrealized gains (losses)	4.44	(0.18)	1.30	2.30	(0.09)

Total from investment operations	4.89	0.26	1.76	2.72	0.33

Less distributions from:

Net investment income	(0.45)	(0.47)	(0.42)	(0.44)	(0.41)

Net realized gains	(0.58)	(0.31)	(0.01)	(0.52)	(0.42)

Total distributions	(1.03)	(0.78)	(0.43)	(0.96)	(0.83)

Net asset value, end of year	$22.45	$18.59	$19.11	$17.78	$16.02

Total return	27.17%	1.33%	10.04%	17.81%	1.83%

Ratios to average net assets

Expenses[c]	1.08% [d]	1.09% [d]	1.10% [d]	1.08% [d]	1.08%

Net investment income	2.26%	2.37%	2.51%	2.46%	2.53%

Supplemental data

Net assets, end of year (000’s)	$103,376	$72,927	$94,465	$103,247	$83,271

Portfolio turnover rate	7.90%	4.58%	0.89%	7.17%	9.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

dBenefit of expense reduction rounds to less than 0.01%.

94	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)

	Year Ended September 30,
	2019	2018	2017	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$18.81	$19.32	$17.97	$16.18	$16.68

Income from investment operations[a]:

Net investment income[b]	0.56	0.55	0.58	0.53	0.53

Net realized and unrealized gains (losses)	4.50	(0.17)	1.31	2.32	(0.09)

Total from investment operations	5.06	0.38	1.89	2.85	0.44

Less distributions from:

Net investment income	(0.56)	(0.58)	(0.53)	(0.54)	(0.52)

Net realized gains	(0.58)	(0.31)	(0.01)	(0.52)	(0.42)

Total distributions	(1.14)	(0.89)	(0.54)	(1.06)	(0.94)

Net asset value, end of year	$22.73	$18.81	$19.32	$17.97	$16.18

Total return	27.89%	1.97%	10.70%	18.55%	2.45%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.53%	0.52%	0.48%	0.47%	0.47%

Expenses net of waiver and payments by affiliates	0.50% [c]	0.48% [c]	0.48% [c,d]	0.47% [c,d]	0.47%[d]

Net investment income	2.84%	2.98%	3.13%	3.07%	3.14%

Supplemental data

Net assets, end of year (000’s)	$150,244	$230,393	$241,455	$219,587	$201,225

Portfolio turnover rate	7.90%	4.58%	0.89%	7.17%	9.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)

	Year Ended September 30,
	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$18.81	$19.32	$17.97	$16.19	$16.68

Income from investment operations[a]:

Net investment income[b]	0.56	0.54	0.57	0.51	0.52

Net realized and unrealized gains (losses)	4.48	(0.18)	1.30	2.32	(0.09)

Total from investment operations	5.04	0.36	1.87	2.83	0.43

Less distributions from:

Net investment income	(0.54)	(0.56)	(0.51)	(0.53)	(0.50)

Net realized gains	(0.58)	(0.31)	(0.01)	(0.52)	(0.42)

Total distributions	(1.12)	(0.87)	(0.52)	(1.05)	(0.92)

Net asset value, end of year	$22.73	$18.81	$19.32	$17.97	$16.19

Total return	27.78%	1.82%	10.64%	18.34%	2.40%

Ratios to average net assets

Expenses[c]	0.58% [d]	0.59% [d]	0.60% [d]	0.58% [d]	0.58%

Net investment income	2.76%	2.87%	3.01%	2.96%	3.03%

Supplemental data

Net assets, end of year (000’s)	$1,262,883	$927,845	$963,228	$755,484	$549,371

Portfolio turnover rate	7.90%	4.58%	0.89%	7.17%	9.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

dBenefit of expense reduction rounds to less than 0.01%.

96	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, September 30, 2019

Franklin Utilities Fund

	Country	Shares	Value

Common Stocks 99.4%
Electric Utilities 57.3%
Alliant Energy Corp.	United States	3,856,870	$208,000,999
American Electric Power Co. Inc.	United States	3,800,000	356,022,000
Duke Energy Corp.	United States	3,000,000	287,580,000
Edison International	United States	3,800,000	286,596,000
Emera Inc.	Canada	2,000,000	87,835,083
Entergy Corp.	United States	2,100,000	246,456,000
Evergy Inc.	United States	4,100,000	272,896,000
Eversource Energy	United States	2,650,000	226,495,500
Exelon Corp.	United States	6,600,000	318,846,000
FirstEnergy Corp.	United States	4,500,000	217,035,000
NextEra Energy Inc.	United States	2,600,000	605,774,000
OGE Energy Corp.	United States	1,400,000	63,532,000
[a] PG&E Corp.	United States	400,000	4,000,000
Pinnacle West Capital Corp.	United States	1,350,000	131,044,500
PNM Resources Inc.	United States	2,000,070	104,163,646
PPL Corp.	United States	2,200,000	69,278,000
The Southern Co.	United States	3,800,000	234,726,000
Xcel Energy Inc.	United States	4,300,000	279,027,000

			3,999,307,728

Gas Utilities 1.3%
Atmos Energy Corp.	United States	250,000	28,472,500
Southwest Gas Holdings Inc.	United States	43,346	3,946,220
Spire Inc.	United States	700,000	61,068,000

			93,486,720

Multi-Utilities 32.2%
Ameren Corp.	United States	1,100,000	88,055,000
Black Hills Corp.	United States	500,000	38,365,000
CenterPoint Energy Inc.	United States	5,700,000	172,026,000
CMS Energy Corp.	United States	5,000,000	319,750,000
Consolidated Edison Inc.	United States	1,400,000	132,258,000
Dominion Energy Inc.	United States	4,250,000	344,420,000
DTE Energy Co.	United States	1,600,000	212,736,000
E.ON SE	Germany	4,000,000	38,883,271
National Grid PLC	United Kingdom	5,999,933	65,051,747
NiSource Inc.	United States	3,800,000	113,696,000
NorthWestern Corp.	United States	596,800	44,789,840
Public Service Enterprise Group Inc.	United States	3,000,000	186,240,000
Sempra Energy	United States	2,200,000	324,742,000
WEC Energy Group Inc.	United States	1,750,000	166,425,000

			2,247,437,858

Oil, Gas & Consumable Fuels 3.9%
[a] Cheniere Energy Inc.	United States	900,000	56,754,000
Kinder Morgan Inc.	United States	1,800,000	37,098,000
ONEOK Inc.	United States	568,200	41,870,658
Targa Resources Corp.	United States	800,000	32,136,000

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Utilities Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
The Williams Cos. Inc.	United States	4,400,000	$105,864,000

			273,722,658

Water Utilities 4.7%
American Water Works Co. Inc.	United States	1,500,000	186,345,000
Aqua America Inc.	United States	1,750,000	78,452,500
United Utilities Group PLC	United Kingdom	6,000,000	60,914,312

			325,711,812

Total Common Stocks (Cost $3,126,206,972)			6,939,666,776

		Principal Amount
Corporate Bonds (Cost $6,089,472) 0.1%
Multi-Utilities 0.1%
Aquila Inc., senior note, 8.27%, 11/15/21	United States	$6,100,000	6,837,079

Total Investments before Short Term Investments (Cost $3,132,296,444)			6,946,503,855

		Shares

Short Term Investments (Cost $35,371,057) 0.5%

Money Market Funds 0.5%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 1.71%	United States	35,371,057	35,371,057

Total Investments (Cost $3,167,667,501) 100.0%			6,981,874,912
Other Assets, less Liabilities 0.0%†			259,205

Net Assets 100.0%			$6,982,134,117

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2019

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund

Assets:
+Investments in securities:
Cost - Unaffiliated issuers	$4,736,572,428	$ 5,327,027,738	$68,163,651,536
Cost - Non-controlled affiliates (Note 3f and 9)	439,351,721	195,726,982	3,719,831,367
Cost - Unaffiliated repurchase agreements	77,855,135	—	5,976,422

Value - Unaffiliated issuers	$8,325,204,724	$15,830,913,823	$71,197,540,638
Value - Non-controlled affiliates (Note 3f and 9)	439,351,721	195,726,982	3,068,314,880
Value - Unaffiliated repurchase agreements	77,855,135	—	5,976,422
Cash	—	1,204,958	48,810,386
Receivables:
Investment securities sold	—	—	132,333,147
Capital shares sold	30,039,800	14,892,624	60,864,948
Dividends and interest	1,814,713	8,159,147	596,667,813
Variation margin on futures contracts	—	—	898,495
Other assets	2,771	6,178	53,853

Total assets	8,874,268,864	16,050,903,712	75,111,460,582

Liabilities:
Payables:
Investment securities purchased	—	—	298,972,439
Capital shares redeemed	11,717,153	38,863,386	72,787,491
Management fees	3,200,816	5,826,890	22,931,773
Distribution fees	3,037,157	5,385,820	28,106,912
Transfer agent fees	1,262,706	3,390,327	10,126,075
Options written, at value (premiums received $—, $— and $156,672,971, respectively)	—	—	119,615,000
Payable upon return of securities loaned	—	—	29,878,422
Accrued expenses and other liabilities	423,449	593,315	3,140,879

Total liabilities	19,641,281	54,059,738	585,558,991

Net assets, at value	$8,854,627,583	$15,996,843,974	$74,525,901,591

Net assets consist of:
Paid-in capital	$5,211,748,006	$ 4,718,009,853	$74,971,736,256
Total distributable earnings (loss)	3,642,879,577	11,278,834,121	(445,834,665)

Net assets, at value	$8,854,627,583	$15,996,843,974	$74,525,901,591

+Includes securities loaned	$ —	$ —	$ 29,018,559

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

September 30, 2019

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund

Class A:
Net assets, at value	$4,504,433,747	$9,157,153,548	$ 7,427,467,722

Shares outstanding	54,372,823	83,219,133	3,231,941,018

Net asset value per share[a]	$82.84	$110.04	$2.30

Maximum offering price per share (net asset value per share ÷ 94.50%, 94.50% and 96.25%, respectively)	$87.66	$116.44	$2.39

Class A1:
Net assets, at value			$39,625,648,843

Shares outstanding			17,199,182,611

Net asset value and maximum offering price per share[a]			$2.30

Maximum offering price per share (net asset value per share ÷ 96.25%)			$2.39

Class C:
Net assets, at value	$ 597,926,958	$ 704,217,257	$13,488,626,968

Shares outstanding	8,715,583	7,027,465	5,772,286,501

Net asset value and maximum offering price per share[a]	$68.60	$100.21	$2.34

Class R:
Net assets, at value	$ 123,720,918	$ 435,331,486	$ 265,531,332

Shares outstanding	1,541,567	3,976,085	117,536,532

Net asset value and maximum offering price per share	$80.26	$109.49	$2.26

Class R6:
Net assets, at value	$2,473,941,589	$2,545,799,527	$ 1,902,027,235

Shares outstanding	28,613,601	23,066,923	831,907,025

Net asset value and maximum offering price per share	$86.46	$110.37	$2.29

Advisor Class:
Net assets, at value	$1,154,604,371	$3,154,342,156	$11,816,599,491

Shares outstanding	13,491,778	28,568,948	5,172,814,118

Net asset value and maximum offering price per share	$85.58	$110.41	$2.28

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

September 30, 2019

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,959,697,756	$3,132,296,444
Cost - Non-controlled affiliates (Note 3f and 9)	86,808,469	35,371,057

Value - Unaffiliated issuers	$5,069,124,726	$6,946,503,855
Value - Non-controlled affiliates (Note 3f and 9)	86,808,469	35,371,057
Foreign currency, at value (cost $— and $240, respectively)	—	239
Receivables:
Capital shares sold	3,544,897	10,663,552
Dividends and interest	15,256,800	9,220,926
Other assets	2,140	2,480

Total assets	5,174,737,032	7,001,762,109

Liabilities:
Payables:
Investment securities purchased	—	6,294,579
Capital shares redeemed	4,346,986	7,456,048
Management fees	1,901,432	2,628,968
Distribution fees	1,308,882	2,113,613
Transfer agent fees	1,092,690	835,806
Distributions to shareholders	1,533,853	—
Accrued expenses and other liabilities	510,634	298,978

Total liabilities	10,694,477	19,627,992

Net assets, at value	$5,164,042,555	$6,982,134,117

Net assets consist of:
Paid-in capital	$5,617,364,187	$3,057,037,664
Total distributable earnings (loss)	(453,321,632)	3,925,096,453

Net assets, at value	$5,164,042,555	$6,982,134,117

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

September 30, 2019

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund

Class A:
Net assets, at value	$ 336,646,484	$ 521,781,716

Shares outstanding	55,433,783	23,155,727

Net asset value per share[a]	$6.07	$22.53

Maximum offering price per share (net asset value per share ÷ 96.25%)	$6.31	$23.41

Class A1:
Net assets, at value	$ 2,885,193,954	$4,176,487,047

Shares outstanding	474,992,880	185,267,842

Net asset value and maximum offering price per share[a]	$6.07	$22.54

Maximum offering price per share (net asset value per share ÷ 96.25%)	$6.31	$23.42

Class C:
Net assets, at value	$ 389,020,900	$ 767,362,656

Shares outstanding	64,527,266	34,230,299

Net asset value and maximum offering price per share[a]	$6.03	$22.42

Class R:
Net assets, at value	$ 32,905,726	$ 103,375,705

Shares outstanding	5,420,502	4,604,868

Net asset value and maximum offering price per share	$6.07	$22.45

Class R6:
Net assets, at value	$ 573,957,473	$ 150,244,004

Shares outstanding	94,143,869	6,611,061

Net asset value and maximum offering price per share	$6.10	$22.73

Advisor Class:
Net assets, at value	$ 946,318,018	$1,262,882,989

Shares outstanding	155,261,060	55,568,188

Net asset value and maximum offering price per share	$6.10	$22.73

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Operations

for the year ended September 30, 2019

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$38,661,339	$193,098,833	$991,498,948
Non-controlled affiliates (Note 3f and 9)	5,244,134	4,811,993	27,523,561
Interest:
Unaffiliated issuers	26,435	—	2,284,700,725
Non-controlled affiliates (Note 9)	—	—	126,424,405
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	—	—	70,930
Non-controlled affiliates (Note 3f)	—	—	115,507

Total investment income	43,931,908	197,910,826	3,430,334,076

Expenses:
Management fees (Note 3a)	34,410,620	68,263,939	276,116,188
Distribution fees: (Note 3c)
Class A	9,945,036	21,974,870	12,165,991
Class A1	—	—	60,741,626
Class C	5,446,398	7,318,116	97,889,818
Class R	530,560	2,283,762	1,363,295
Transfer agent fees: (Note 3e)
Class A	5,105,428	11,471,589	4,329,488
Class A1	—	—	36,088,623
Class C	699,115	957,322	13,426,182
Class R	136,381	597,616	244,170
Class R6	504,554	682,462	494,757
Advisor Class	1,102,031	3,938,875	10,042,288
Custodian fees (Note 4)	107,820	127,600	871,034
Reports to shareholders	957,900	944,110	3,904,626
Registration and filing fees	453,131	324,484	996,617
Professional fees	81,071	124,512	243,406
Trustees’ fees and expenses	33,863	76,459	368,087
Other	88,992	271,591	1,318,845

Total expenses	59,602,900	119,357,307	520,605,041
Expense reductions (Note 4)	(264)	(10,810)	(1,101,739)
Expenses waived/paid by affiliates (Note 3f and 3g)	(952,070)	(874,084)	(3,873,737)

Net expenses	58,650,566	118,472,413	515,629,565

Net investment income (loss)	(14,718,658)	79,438,413	2,914,704,511

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:+
Unaffiliated issuers	70,621,713	840,081,266	207,658,243
Non-controlled affiliates (Note 3f and 9)	—	—	(71,492,802)
Written options	—	—	157,184,184
Foreign currency transactions	108,121	4,701	(917,150)
Futures contracts	—	—	(78,797,490)
Swap contracts	—	—	1,944,731

Net realized gain (loss)	70,729,834	840,085,967	215,579,716

Net change in unrealized appreciation (depreciation) on:
Investments:

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended September 30, 2019

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Unaffiliated issuers	$345,438,844	$(346,522,216)	$679,780,841
Non-controlled affiliates (Note 3f and 9)	—	—	(675,424,682)
Translation of other assets and liabilities denominated in foreign currencies	2,644	—	(91,848)
Written options	—	—	33,247,542
Futures contracts	—	—	15,254,808

Net change in unrealized appreciation (depreciation)	345,441,488	(346,522,216)	52,766,661

Net realized and unrealized gain (loss)	416,171,322	493,563,751	268,346,377

Net increase (decrease) in net assets resulting from operations	$401,452,664	$573,002,164	$3,183,050,888

*Foreign taxes withheld on dividends	$267,514	$680,616	$27,147,601
+Includes gains from a redemption in-kind (Note 12)	$—	$52,349,028	$—

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended September 30, 2019

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$—	$206,785,002
Non-controlled affiliates (Note 3f and 9)	2,940,395	860,141
Interest:
Unaffiliated issuers:
Paydown gain (loss)	(26,699,873)	—
Paid in cash	192,450,577	506,115
Income from securities loaned:
Non-controlled affiliates (Note 3f)	—	10,604

Total investment income	168,691,099	208,161,862

Expenses:
Management fees (Note 3a)	23,565,933	28,494,642
Distribution fees: (Note 3c)
Class A	452,357	696,435
Class A1	4,368,787	5,798,577
Class C	2,863,675	4,820,073
Class R	154,034	421,851
Transfer agent fees: (Note 3e)
Class A	280,814	295,666
Class A1	4,591,222	4,108,925
Class C	685,573	788,337
Class R	48,211	89,815
Class R6	201,769	133,443
Advisor Class	1,282,602	1,104,198
Custodian fees (Note 4)	39,620	66,433
Reports to shareholders	349,247	373,040
Registration and filing fees	185,554	196,246
Professional fees	81,820	81,109
Trustees’ fees and expenses	25,213	29,693
Other	946,719	71,713

Total expenses	40,123,150	47,570,196
Expense reductions (Note 4)	(1,073)	(8,986)
Expenses waived/paid by affiliates (Note 3f and 3g)	(522,049)	(229,658)

Net expenses	39,600,028	47,331,552

Net investment income	129,091,071	160,830,310

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	16,617,504	124,018,133
Foreign currency transactions	—	7,418

Net realized gain (loss)	16,617,504	124,025,551

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	206,765,016	1,246,307,577
Translation of other assets and liabilities denominated in foreign currencies	—	(3,208)

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended September 30, 2019

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund

Net change in unrealized appreciation (depreciation)	$206,765,016	$1,246,304,369

Net realized and unrealized gain (loss)	223,382,520	1,370,329,920

Net increase (decrease) in net assets resulting from operations	$352,473,591	$1,531,160,230

*Foreign taxes withheld on dividends	$ —	$ 1,107,994

106	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin DynaTech Fund		Franklin Growth Fund

	Year Ended September 30,		Year Ended September 30,

	2019	2018	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$ (14,718,658)	$ (15,041,017)	$ 79,438,413	$ 69,469,770
Net realized gain (loss)	70,729,834	176,786,945	840,085,967	307,934,328
Net change in unrealized appreciation (depreciation)	345,441,488	1,253,016,993	(346,522,216)	2,488,154,018

Net increase (decrease) in net assets resulting from operations	401,452,664	1,414,762,921	573,002,164	2,865,558,116

Distributions to shareholders:
Class A	(92,155,284)	(46,020,971)	(127,214,618)	(226,847,781)
Class C	(14,892,611)	(8,263,863)	(8,201,337)	(24,694,013)
Class R	(2,378,516)	(916,852)	(5,605,930)	(13,125,428)
Class R6	(41,995,760)	(16,654,639)	(45,185,076)	(66,654,737)
Advisor Class	(16,868,687)	(5,793,931)	(50,860,743)	(76,869,802)

Total distributions to shareholders	(168,290,858)	(77,650,256)	(237,067,704)	(408,191,761)

Capital share transactions: (Note 2)
Class A	650,491,224	479,666,303	(100,470,621)	(384,147,638)
Class C	(11,971,946)	121,107,638	(348,123,281)	(26,004,014)
Class R	24,484,953	32,046,631	(95,495,550)	(68,853,353)
Class R6	696,883,004	912,918,385	(144,735,583)	556,753,865
Advisor Class	444,209,154	(156,845,531)	(53,980,770)	(126,254,992)

Total capital share transactions	1,804,096,389	1,388,893,426	(742,805,805)	(48,506,132)

Net increase (decrease) in net assets	2,037,258,195	2,726,006,091	(406,871,345)	2,408,860,223
Net assets:
Beginning of year	6,817,369,388	4,091,363,297	16,403,715,319	13,994,855,096

End of year	$8,854,627,583	$6,817,369,388	$15,996,843,974	$16,403,715,319

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Income Fund		Franklin U.S. Government Securities Fund

	Year Ended September 30,		Year Ended September 30,

	2019	2018	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$2,914,704,511	$3,098,037,753	$ 129,091,071	$ 135,106,995
Net realized gain (loss)	215,579,716	2,139,515,312	16,617,504	(17,091,870)
Net change in unrealized appreciation (depreciation)	52,766,661	(3,644,189,158)	206,765,016	(204,522,890)

Net increase (decrease) in net assets resulting from operations	3,183,050,888	1,593,363,907	352,473,591	(86,507,765)

Distributions to shareholders:
Class A	(238,921,964)	—	(5,700,515)	(12,054)
Class A1	(2,139,823,753)	(2,288,960,635)	(88,940,105)	(102,662,505)
Class M	—	(106)	—	(67)
Class C	(713,887,824)	(972,575,550)	(10,975,833)	(17,064,880)
Class R	(13,702,246)	(15,730,910)	(832,535)	(917,007)
Class R6	(105,925,119)	(112,761,533)	(24,763,152)	(20,832,132)
Advisor Class	(609,231,978)	(597,750,735)	(26,064,423)	(23,153,769)

Total distributions to shareholders	(3,821,492,884)	(3,987,779,469)	(157,276,563)	(164,642,414)

Capital share transactions: (Note 2)
Class A	7,250,036,688	107,124,173	324,210,864	4,483,084
Class A1	(2,920,848,622)	(2,231,639,649)	(323,855,335)	(326,093,441)
Class M	—	229	—	108
Class C	(6,197,626,508)	(2,505,402,882)	(197,618,270)	(194,350,252)
Class R	(27,415,311)	(55,588,036)	615,002	(5,634,672)
Class R6	(140,374,274)	309,451,485	(150,358,443)	276,619,775
Advisor Class	581,307,127	(1,525,738)	194,243,684	(100,605,572)

Total capital share transactions	(1,454,920,900)	(4,377,580,418)	(152,762,498)	(345,580,970)

Net increase (decrease) in net assets	(2,093,362,896)	(6,771,995,980)	42,434,530	(596,731,149)
Net assets:
Beginning of year	76,619,264,487	83,391,260,467	5,121,608,025	5,718,339,174

End of year	$74,525,901,591	$76,619,264,487	$5,164,042,555	$5,121,608,025

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Utilities Fund
	Year Ended September 30,
	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$160,830,310	$160,329,904
Net realized gain (loss)	124,025,551	202,141,838
Net change in unrealized appreciation (depreciation)	1,246,304,369	(290,378,391)

Net increase (decrease) in net assets resulting from operations	1,531,160,230	72,093,351

Distributions to shareholders:
Class A	(12,003,162)	—
Class A1	(210,886,943)	(177,065,549)
Class M	—	(70)
Class C	(36,435,738)	(37,179,447)
Class R	(4,121,777)	(3,557,682)
Class R6	(12,677,551)	(10,987,844)
Advisor Class	(56,945,571)	(43,572,165)

Total distributions to shareholders	(333,070,742)	(272,362,757)

Capital share transactions: (Note 2)
Class A	460,752,617	3,570,602
Class A1	(216,801,580)	(400,697,038)
Class M	—	262
Class C	(211,431,033)	(115,788,847)
Class R	13,908,640	(18,460,504)
Class R6	(118,348,388)	(4,300,346)
Advisor Class	132,397,828	(3,930,299)

Total capital share transactions	60,478,084	(539,606,170)

Net increase (decrease) in net assets	1,258,567,572	(739,875,576)
Net assets:
Beginning of year	5,723,566,545	6,463,442,121

End of year	$6,982,134,117	$5,723,566,545

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FRANKLIN CUSTODIAN FUNDS

Notes to Financial Statements

1.   Organization and Significant Accounting Policies

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds, five of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class A, Class C, Class R, Class R6 & Advisor Class

Franklin DynaTech Fund

Franklin Growth Fund

Class A, Class A1, Class C, Class R, Class R6 & Advisor Class

Franklin Income Fund

Franklin U.S. Government Securities Fund

Franklin Utilities Fund

The following summarizes the Funds’ significant accounting policies.

a.   Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may

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NOTES TO FINANCIAL STATEMENTS

also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

Certain or all Funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds’ custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for

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1.   Organization and Significant Accounting

Policies (continued)

c. Joint Repurchase Agreement (continued)

repurchase agreements. In the event of default by either the seller or the Funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Funds at year end, as indicated in the Statements of Investments, had been entered into on September 30, 2019.

d.   Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e.   Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

Certain or all Funds entered into exchange traded futures contracts primarily to manage exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities.

Certain or all Funds entered into credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other

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NOTES TO FINANCIAL STATEMENTS

relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Certain or all Funds purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

f.   Index-Linked Notes

Certain or all Funds invest in index-linked notes. Index-linked notes are senior, unsecured, subordinated debt securities issued by a financial institution, and the value is based on the price movements of the underlying index. Index-linked notes are designed to provide investors access to the returns of various market benchmarks and intended to replicate the economic effects that would apply had the Fund directly purchased the underlying referenced asset or basket of assets. The risks of investing in index-linked notes include unfavorable price movements in the underlying index and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with index-linked notes and the appreciation potential may be limited. Index-linked notes may be more volatile and less liquid than other investments held by the Funds.

g.   Equity-Linked Securities

Certain or all Funds invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Funds.

h.   Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At September 30, 2019, the Franklin Utilities Fund had no securities on loan.

i.   Mortgage Dollar Rolls

Certain or all Funds enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon

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NOTES TO FINANCIAL STATEMENTS

1.   Organization and Significant Accounting

Policies (continued)

i.   Mortgage Dollar Rolls (continued)

entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

j.   Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

k.   Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of September 30, 2019, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

l.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statements of Operations. Facility fees are recognized as income over the expected term of the

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loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

m.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

n.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At September 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin		Franklin
	DynaTech Fund		Growth Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended September 30, 2019
Shares sold[a]	18,045,630	$1,406,354,947	12,734,660	$1,294,982,995
Shares issued in reinvestment of distributions	1,181,936	85,513,056	1,182,058	118,489,471
Shares redeemed	(10,956,984)	(841,376,779)	(14,767,957)	(1,513,943,087)

Net increase (decrease)	8,270,582	$650,491,224	(851,239)	$(100,470,621)

Year ended September 30, 2018
Shares sold	14,831,366	$1,079,518,288	11,280,920	$1,109,298,387
Shares issued in reinvestment of distributions	649,398	42,412,146	2,241,557	209,293,239
Shares redeemed	(8,972,810)	(642,264,131)	(17,341,818)	(1,702,739,264)

Net increase (decrease)	6,507,954	$479,666,303	(3,819,341)	$(384,147,638)

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2. Shares of Beneficial Interest (continued)

	Franklin		Franklin
	DynaTech Fund		Growth Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Year ended September 30, 2019
Shares sold	3,070,856	$199,977,771	1,283,911	$119,568,065
Shares issued in reinvestment of distributions	239,761	14,455,228	84,225	7,736,874
Shares redeemed[a]	(3,574,686)	(226,404,945)	(5,118,036)	(475,428,220)
Net increase (decrease)	(264,069)	$(11,971,946)	(3,749,900)	$(348,123,281)
Year ended September 30, 2018
Shares sold	3,541,513	$216,395,204	2,015,126	$182,547,090
Shares issued in reinvestment of distributions	145,521	8,019,671	273,473	23,494,117
Shares redeemed	(1,708,778)	(103,307,237)	(2,558,228)	(232,045,221)
Net increase (decrease)	1,978,256	$121,107,638	(269,629)	$(26,004,014)
Class R Shares:
Year ended September 30, 2019
Shares sold	718,232	$54,816,432	386,516	$39,100,757
Shares issued in reinvestment of distributions	33,480	2,351,628	54,920	5,489,301
Shares redeemed	(426,266)	(32,683,107)	(1,371,370)	(140,085,608)
Net increase (decrease)	325,446	$24,484,953	(929,934)	$(95,495,550)
Year ended September 30, 2018
Shares sold	728,247	$52,135,875	646,523	$63,137,515
Shares issued in reinvestment of distributions	14,081	895,541	137,299	12,777,077
Shares redeemed	(304,303)	(20,984,785)	(1,477,753)	(144,767,945)
Net increase (decrease)	438,025	$32,046,631	(693,931)	$(68,853,353)
Class R6 Shares:
Year ended September 30, 2019
Shares sold	14,600,444	$1,197,778,037	5,242,855	$533,528,077
Shares issued in reinvestment of distributions	557,220	41,953,067	416,642	41,768,390
Shares redeemed	(6,571,287)	(542,848,100)	(7,008,411)	(720,032,050)
Net increase (decrease)	8,586,377	$696,883,004	(1,348,914)	$(144,735,583)
Year ended September 30, 2018
Shares sold	17,913,232	$1,294,331,619	11,217,056	$1,090,829,917
Shares issued in reinvestment of distributions	246,188	16,654,639	664,503	62,044,590
Shares redeemed in-kind (Note 12)	—	—	(596,870)	(64,204,995)
Shares redeemed	(5,146,068)	(398,067,873)	(5,377,348)	(531,915,647)
Net increase (decrease)	13,013,352	$912,918,385	5,907,341	$556,753,865

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	Franklin		Franklin
	DynaTech Fund		Growth Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Year ended September 30, 2019
Shares sold	8,540,729	$696,364,989	8,275,911	$843,459,997
Shares issued in reinvestment of distributions	208,740	15,569,915	463,663	46,542,484
Shares redeemed in-kind (Note 12)	—	—	(956,267)	(87,335,163)
Shares redeemed	(3,396,410)	(267,725,750)	(8,294,264)	(856,648,088)
Net increase (decrease)	5,353,059	$444,209,154	(510,957)	$(53,980,770)
Year ended September 30, 2018
Shares sold	5,333,633	$398,259,942	7,218,349	$715,181,948
Shares issued in reinvestment of distributions	79,332	5,323,142	772,474	72,226,322
Shares redeemed	(8,277,537)	(560,428,615)	(9,391,141)	(913,663,262)
Net increase (decrease)	(2,864,572)	$(156,845,531)	(1,400,318)	$(126,254,992)

aMay include a portion of Class C shares that were automatically converted to Class A.

			Franklin
	Franklin		U.S. Government
	Income Fund		Securities Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended September 30, 2019
Shares sold[a]	3,539,972,556	$8,051,972,021	63,345,656	$375,877,932
Shares issued in reinvestment of distributions	101,099,391	229,215,481	921,344	5,509,871
Shares redeemed	(455,241,055)	(1,031,150,814)	(9,596,929)	(57,176,939)
Net increase (decrease)	3,185,830,892	$7,250,036,688	54,670,071	$324,210,864
Year ended September 30, 2018[b]
Shares sold	47,757,868	$110,955,834	854,097	$5,012,817
Shares issued in reinvestment of distributions	—	—	1,534	8,990
Shares redeemed	(1,647,742)	(3,831,661)	(91,919)	(538,723)
Net increase (decrease)	46,110,126	$107,124,173	763,712	$4,483,084
Class A1 Shares:
Year ended September 30, 2019
Shares sold	734,292,978	$1,667,920,670	31,667,964	$188,180,745
Shares issued in reinvestment of distributions	861,324,178	1,956,731,362	12,257,776	72,888,073
Shares redeemed	(2,886,028,051)	(6,545,500,654)	(98,666,952)	(584,924,153)
Net increase (decrease)	(1,290,410,895)	$(2,920,848,622)	(54,741,212)	$(323,855,335)
Year ended September 30, 2018
Shares sold	1,654,073,714	$3,876,349,005	91,619,493	$551,601,916
Shares issued in reinvestment of distributions	897,284,705	2,093,922,360	14,259,224	84,951,032
Shares redeemed	(3,507,769,889)	(8,201,911,014)	(160,829,797)	(962,646,389)
Net increase (decrease)	(956,411,470)	$(2,231,639,649)	(54,951,080)	$(326,093,441)

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2. Shares of Beneficial Interest (continued)

			Franklin
	Franklin		U.S. Government
	Income Fund		Securities Fund
	Shares	Amount	Shares	Amount
Class M Shares:[c]
Year ended September 30, 2018[d]
Shares sold	2,058	$5,000	829	$5,000
Shares redeemed	(2,058)	(4,771)	(829)	(4,892)

Net increase (decrease)	—	$229	—	$108
Class C Shares:
Year ended September 30, 2019
Shares sold	604,815,133	$1,395,555,258	9,900,368	$58,656,797
Shares issued in reinvestment of distributions	282,624,044	650,966,785	1,677,007	9,894,309
Shares redeemed[a]	(3,568,750,502)	(8,244,148,551)	(45,441,898)	(266,169,376)

Net increase (decrease)	(2,681,311,325)	$(6,197,626,508)	(33,864,523)	$(197,618,270)

Year ended September 30, 2018
Shares sold	582,283,439	$1,382,849,638	7,433,473	$44,268,648
Shares issued in reinvestment of distributions	377,996,060	893,922,732	2,628,467	15,553,873
Shares redeemed	(2,018,663,790)	(4,782,175,252)	(42,755,854)	(254,172,773)

Net increase (decrease)	(1,058,384,291)	$(2,505,402,882)	(32,693,914)	$(194,350,252)
Class R Shares:
Year ended September 30, 2019
Shares sold	22,136,825	$49,568,022	1,880,919	$11,250,749
Shares issued in reinvestment of distributions	5,857,339	13,054,171	133,133	792,020
Shares redeemed	(40,417,255)	(90,037,504)	(1,919,391)	(11,427,767)

Net increase (decrease)	(12,423,091)	$(27,415,311)	94,661	$615,002

Year ended September 30, 2018
Shares sold	22,303,807	$51,304,961	1,311,996	$7,841,271
Shares issued in reinvestment of distributions	6,461,113	14,805,328	144,887	862,596
Shares redeemed	(52,753,780)	(121,698,325)	(2,397,338)	(14,338,539)

Net increase (decrease)	(23,988,860)	$(55,588,036)	(940,455)	$(5,634,672)
Class R6 Shares:
Year ended September 30, 2019
Shares sold	83,989,939	$189,707,762	59,439,310	$354,899,398
Shares issued in reinvestment of distributions	44,158,383	99,481,277	4,115,777	24,590,060
Shares redeemed	(191,415,233)	(429,563,313)	(87,769,171)	(529,847,901)

Net increase (decrease)	(63,266,911)	$(140,374,274)	(24,214,084)	$(150,358,443)

Year ended September 30, 2018
Shares sold	241,446,374	$566,628,288	61,412,244	$370,212,496
Shares issued in reinvestment of distributions	46,333,019	107,151,115	3,488,682	20,828,159
Shares redeemed	(157,691,667)	(364,327,918)	(19,140,378)	(114,420,880)

Net increase (decrease)	130,087,726	$309,451,485	45,760,548	$276,619,775

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			Franklin
	Franklin		U.S. Government
	Income Fund		Securities Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Year ended September 30, 2019
Shares sold	1,215,772,185	$2,742,135,489	86,539,808	$515,721,436
Shares issued in reinvestment of distributions	241,618,818	544,234,079	4,124,300	24,667,003
Shares redeemed	(1,205,298,748)	(2,705,062,441)	(58,081,812)	(346,144,755)

Net increase (decrease)	252,092,255	$581,307,127	32,582,296	$194,243,684

Year ended September 30, 2018
Shares sold	1,216,256,316	$2,822,041,342	40,864,155	$245,204,402
Shares issued in reinvestment of distributions	227,374,647	525,980,680	3,544,600	21,175,930
Shares redeemed	(1,442,679,003)	(3,349,547,760)	(60,767,806)	(366,985,904)

Net increase (decrease)	951,960	$(1,525,738)	(16,359,051)	$(100,605,572)

aMay include a portion of Class C shares that were automatically converted to Class A.

bFor the period September 10, 2018 (effective date) to September 30, 2018.

cClass M was closed to investors on June 8, 2018.

dFor the period January 25, 2018 (effective date) to June 8, 2018.

	Franklin
	Utilities Fund

	Shares	Amount

Class A Shares:
Year ended September 30, 2019
Shares sold[a]	27,331,039	$549,681,782
Shares issued in reinvestment of distributions	567,087	11,254,351
Shares redeemed	(4,931,903)	(100,183,516)

Net increase (decrease)	22,966,223	$460,752,617

Year ended September 30, 2018[b]
Shares sold	192,333	$3,622,735
Shares redeemed	(2,829)	(52,133)

Net increase (decrease)	189,504	$3,570,602

Class A1 Shares:
Year ended September 30, 2019
Shares sold	12,428,032	$244,772,010
Shares issued in reinvestment of distributions	9,723,812	190,596,017
Shares redeemed	(32,697,882)	(652,169,607)

Net increase (decrease)	(10,546,038)	$(216,801,580)

Year ended September 30, 2018
Shares sold	24,701,743	$456,163,799
Shares issued in reinvestment of distributions	8,528,408	161,849,791
Shares redeemed	(55,450,300)	(1,018,710,628)

Net increase (decrease)	(22,220,149)	$(400,697,038)

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2. Shares of Beneficial Interest (continued)

	Franklin
	Utilities Fund
	Shares	Amount

Class M Shares:[c]
Year ended September 30, 2018[d]
Shares sold	276	$5,000
Shares redeemed	(276)	(4,738)

Net increase (decrease)	—	$262

Class C Shares:
Year ended September 30, 2019
Shares sold	4,737,482	$94,764,608
Shares issued in reinvestment of distributions	1,745,793	33,948,245
Shares redeemed[a]	(17,173,602)	(340,143,886)

Net increase (decrease)	(10,690,327)	$(211,431,033)

Year ended September 30, 2018
Shares sold	3,577,672	$66,427,917
Shares issued in reinvestment of distributions	1,833,349	34,761,364
Shares redeemed	(11,911,335)	(216,978,128)

Net increase (decrease)	(6,500,314)	$(115,788,847)

Class R Shares:
Year ended September 30, 2019
Shares sold	2,089,705	$41,924,174
Shares issued in reinvestment of distributions	204,895	4,003,694
Shares redeemed	(1,612,008)	(32,019,228)

Net increase (decrease)	682,592	$13,908,640

Year ended September 30, 2018
Shares sold	977,147	$17,937,233
Shares issued in reinvestment of distributions	181,427	3,446,022
Shares redeemed	(2,178,750)	(39,843,759)

Net increase (decrease)	(1,020,176)	$(18,460,504)

Class R6 Shares:

Year ended September 30, 2019
Shares sold	3,594,861	$72,892,164
Shares issued in reinvestment of distributions	643,860	12,661,539
Shares redeemed	(9,878,250)	(203,902,091)

Net increase (decrease)	(5,639,529)	$(118,348,388)

Year ended September 30, 2018
Shares sold	2,535,167	$47,060,404
Shares issued in reinvestment of distributions	576,101	10,987,844
Shares redeemed	(3,356,319)	(62,348,594)

Net increase (decrease)	(245,051)	$(4,300,346)

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	Franklin
	Utilities Fund

	Shares	Amount

Advisor Class Shares:
Year ended September 30, 2019
Shares sold	21,320,610	$434,204,062
Shares issued in reinvestment of distributions	2,659,178	52,686,480
Shares redeemed	(17,744,082)	(354,492,714)

Net increase (decrease)	6,235,706	$132,397,828

Year ended September 30, 2018
Shares sold	14,395,975	$268,529,702
Shares issued in reinvestment of distributions	2,102,341	40,138,480
Shares redeemed	(17,010,198)	(312,598,481)

Net increase (decrease)	(511,882)	$(3,930,299)

aMay include a portion of Class C shares that were automatically converted to Class A.

bFor the period September 10, 2018 (effective date) to September 30, 2018.

cClass M was closed to investors on June 8, 2018.

dFor the period January 25, 2018 (effective date) to June 8, 2018.

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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3.  Transactions with Affiliates (continued)

a.   Management Fees

Franklin Income Fund and Franklin Utilities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	Over $50 billion, up to and including $65 billion
0.345%	Over $65 billion, up to and including $80 billion
0.340%	In excess of $80 billion

Franklin DynaTech Fund, Franklin Growth Fund and Franklin U.S. Government Securities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

For the year ended September 30, 2019, each Fund’s gross effective investment management fee rate based on average daily net assets was as follows:

Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
0.459%	0.441%	0.374%	0.453%	0.457%

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Effective October 24, 2019, under a subadvisory agreement, FT Institutional, an affiliate of Advisers, will provide subadvisory services to Franklin U.S. Government Securities Fund. The subadvisory fee will be paid by Advisers based on the Fund’s average daily net assets, and will not be an additional expense of the Fund.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund

Reimbursement Plans:
Class A	0.25%	0.25%	0.25%	0.25%	0.25%
Class A1	—%	—%	0.15%	0.15%	0.15%
Compensation Plans:
Class C	1.00%	1.00%	0.65%	0.65%	0.65%
Class R	0.50%	0.50%	0.50%	0.50%	0.50%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$1,948,791	$1,347,568	$3,272,500	$84,688	$189,110

CDSC retained	$ 103,500	$ 69,748	$ 817,809	$33,351	$ 22,459

Effective March 1, 2019, certain front-end sales charges on Class A and A1 shares, if any, were lowered. Further details are disclosed in the Funds’ Prospectus.

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

e.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended September 30, 2019, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund

Transfer agent fees	$3,263,368	$7,054,587	$27,027,775	$3,723,605	$3,020,909

f.   Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended September 30, 2019, investments in affiliated management investment companies were as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income
Franklin DynaTech Fund

Non-Controlled Affiliates
								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 1.71%	$125,141,525	$1,901,802,709	$(1,587,592,513)	$ —	$ —	$439,351,721	439,351,721	$5,244,134

Franklin Growth Fund

Non-Controlled Affiliates
								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 1.71%	$224,477,141	$1,246,406,265	$(1,275,156,424)	$ —	$ —	$195,726,982	195,726,982	$4,811,993

Franklin Income Fund

Non-Controlled Affiliates
								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 1.71%	$351,285,912	$18,895,140,807	$(17,860,381,666)	$ —	$ —	$1,386,045,053	1,386,045,053	$21,027,211

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NOTES TO FINANCIAL STATEMENTS

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income
Franklin Income Fund (continued)

Non-Controlled Affiliates (continued)
								Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 1.71%	$12,623,000	$67,294,000	$(56,015,000)	$ —	$ —	$23,902,000	23,902,000	$115,507

Total Affiliated Securities	$363,908,912	$18,962,434,807	$(17,916,396,666)	$ —	$ —	$1,409,947,053		$21,142,718

Franklin U.S. Government Securities Fund

Non-Controlled Affiliates
								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 1.71%	$93,109,667	$1,163,313,178	$(1,169,614,376)	$ —	$ —	$86,808,469	86,808,469	$2,940,395

Franklin Utilities Fund

Non-Controlled Affiliates

								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 1.71%	$17,808,342	$809,185,993	$(791,623,278)	$ —	$ —	$35,371,057	35,371,057	$860,141
								Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 1.71%	—	73,907,858	(73,907,858)	—	—	—	—	10,604

Total Affiliated Securities	$17,808,342	$883,093,851	$(865,531,136)	$ —	$ —	$35,371,057		$870,745

g.   Waiver and Expense Reimbursements

For Franklin Income Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until January 31, 2020. For Franklin DynaTech Fund, Franklin Growth Fund, Franklin U.S. Government Securities Fund and Franklin Utilities Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until January 31, 2020.

Prior to February 1, 2019, expenses of Franklin Income Fund for Class R6 were limited to 0.01% based on the average net assets of the class.

Prior to February 1, 2019, expenses of Franklin DynaTech Fund, Franklin Growth Fund, Franklin U.S. Government Securities Fund and Franklin Utilities Fund for Class R6 were limited to 0.02% based on the average net assets of the class.

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

h.   Other Affiliated Transactions

At September 30, 2019, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the following Funds’ outstanding shares:

Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund
1.8%	5.1%	1.7%	5.6%

i.   Interfund Transactions

Franklin Income Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended September 30, 2019, these purchase and sale transactions aggregated $31,420,250 and $0, respectively.

4.   Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended September 30, 2019, the custodian fees were reduced as noted in the Statements of Operations.

5.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At September 30, 2019, the capital loss carryforwards were as follows:

	Franklin Income Fund	Franklin U.S. Government Securities Fund

Capital loss carryforwards not subject to expiration:
Short term	$1,721,032,147	$221,741,390
Long term	738,314,568	340,183,847

Total capital loss carryforwards	$2,459,346,715	$561,925,237

On September 30, 2019, Franklin U.S. Government Securities Fund had expired capital loss carryforwards of $4,445,156, which were reclassified to paid-in capital.

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At September 30, 2019, Franklin DynaTech Fund deferred late-year ordinary losses of $14,297,131.

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NOTES TO FINANCIAL STATEMENTS

The tax character of distributions paid during the years ended September 30, 2019 and 2018, was as follows:

	Franklin DynaTech Fund		Franklin Growth Fund

	2019	2018	2019	2018

Distributions paid from:
Ordinary income	$—	$—	$77,950,588	$64,350,332
Long term capital gain	168,290,858	77,650,256	159,117,116	343,841,429

	$168,290,858	$77,650,256	$237,067,704	$408,191,761

	Franklin Income Fund		Franklin U.S. Government Securities Fund

	2019	2018	2019	2018

Distributions paid from:
Ordinary income	$3,821,492,884	$3,987,779,469	$157,276,563	$164,642,414

	Franklin Utilities Fund

	2019	2018

Distributions paid from:
Ordinary income	$159,770,655	$169,581,554
Long term capital gain	173,300,087	102,781,203

	$333,070,742	$272,362,757

At September 30, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund

Cost of investments	$5,256,885,741	$5,527,334,041	$72,092,210,863

Unrealized appreciation	$3,612,648,236	$10,696,391,727	$7,006,677,634
Unrealized depreciation	(27,122,397)	(197,084,963)	(4,931,398,119)

Net unrealized appreciation (depreciation)	$3,585,525,839	$10,499,306,764	$2,075,279,515

Distributable earnings:
Undistributed ordinary income	$—	$55,199,560	$22,461,916
Undistributed long term capital gains	71,650,551	724,326,295	—

Total distributable earnings	$71,650,551	$779,525,855	$22,461,916

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NOTES TO FINANCIAL STATEMENTS

5.  Income Taxes (continued)

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund

Cost of investments	$5,048,581,494	$3,167,655,376

Unrealized appreciation	$ 119,403,900	$3,823,127,484
Unrealized depreciation	(12,052,199)	(8,907,948)

Net unrealized appreciation (depreciation)	$ 107,351,701	$3,814,219,536

Distributable earnings:
Undistributed ordinary income	$ 2,785,756	$21,310,394
Undistributed long term capital gains	—	89,565,814

Total distributable earnings	$ 2,785,756	$110,876,208

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses, bond discounts and premiums, corporate actions, equity-linked securities, wash sales and gains realized on in-kind shareholder redemptions.

Franklin Growth Fund and Franklin Utilities Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities and in-kind transactions) for the year ended September 30, 2019, were as follows:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund

Purchases	$2,695,184,796	$ 751,866,127	$31,487,818,452	$2,087,593,482	$487,386,909
Sales	$1,450,116,687	$1,383,278,076	$32,949,123,459	$2,235,963,692	$615,817,011

At September 30, 2019, in connection with securities lending transactions, Franklin Income Fund loaned corporate bonds and received $29,878,422 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7.  Credit Risk and Defaulted Securities

At September 30, 2019, Franklin Income Fund had 31.8% of its portfolio invested in high yield securities, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Franklin Income Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At September 30, 2019, the aggregate value of these securities was $627,680,937, representing 0.8% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

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NOTES TO FINANCIAL STATEMENTS

8.  Other Derivative Information

At September 30, 2019, investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value

Franklin Income Fund
Interest rate contracts	Variation margin on futures contracts	$15,254,808	[a]	Variation margin on futures contracts	$—
Equity contracts	Investments in securities, at value	369,200,000	[b]	Options written, at value	119,615,000

Totals		$384,454,808			$119,615,000

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statements of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bPurchased option contracts are included in investments in securities, at value in the Statements of Assets and Liabilities.

For the year ended September 30, 2019, the effect of derivative contracts in the Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Location	Net Realized Gain (Loss) for the Year		Statements of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Franklin Income Fund

Interest rate contracts	Futures contracts	$(78,797,490)		Futures contracts	$15,254,808

Credit contracts	Swap contracts	1,944,731		Swap contracts	—
Equity contracts	Investments	(45,179,361)	[a]	Investments	(63,190,762)[a]
	Written options	157,184,184		Written options	33,247,542

Totals		$ 35,152,064			$(14,688,412)

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations.

For the year ended September 30, 2019, the average month end notional amount of futures contracts, options and swap contracts represented $447,433,894, 46,488,615 shares and $46,153,846, respectively.

See Note 1(e) regarding derivative financial instruments.

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NOTES TO FINANCIAL STATEMENTS

9.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended September 30, 2019, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Year	Purchases		Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year		Number of Shares/Principal Amount Held at End of Year	Investment Income

Franklin Income Fund
Non-Controlled Affiliates
										Dividends

Talos Energy Inc.	$181,082,282	$—		$(132,423,891)	$(66,146,896)	$17,488,505	$—	[a]	—	$—
Chesapeake Energy Corp.	—	442,992,135	[b]	(22,711,571)	(6,185,255)	(88,385,309)	325,710,000		231,000,000	—
Chesapeake Energy Corp., cvt. pfd., 5.75%	60,676,870	10,698,000		—	—	(26,653,432)	44,721,438		112,980	6,496,350

	$241,759,152	$453,690,135		$(155,135,462)	$(72,332,151)	$(97,550,236)	$370,431,438			$6,496,350

										Interest

Chesapeake Energy Corp., cvt., senior note, 5.50%, 9/15/26	133,756,650	23,376,653	[b]	(112,087,784)[b]	(1,595)	$(38,968,924)	6,075,000		10,000,000	6,958,478
Chesapeake Energy Corp., senior bond, 8.00%, 6/15/27	255,500,000	83,519,806	[b]	(117,000,000)[b]	—	(86,519,806)	135,500,000		200,000,000	19,557,778
Chesapeake Energy Corp., senior note, 7.00%, 10/01/24	—	277,576,228	[b]	—	—	(64,704,339)	212,871,889		295,143,000	19,973,510
Chesapeake Energy Corp., senior note, 8.00%, 1/15/25	424,145,000	158,409,081	[b]	(30,781,250)	840,944	(156,126,275)	396,487,500		545,000,000	44,638,889
Chesapeake Energy Corp., senior note, 7.50%, 10/01/26	50,062,500	74,204,022	[b]	—	—	(35,764,522)	88,502,000		129,200,000	9,729,083
Chesapeake Energy Corp., senior note, 144A, 8.00%, 3/15/26	—	644,290,580	[b]	—	—	(195,790,580)	448,500,000		650,000,000	25,566,667

	$863,464,150	$1,261,376,370		$(259,869,034)	$839,349	$(577,874,446)	$1,287,936,389			$126,424,405

Total Affiliated Securities (Value is 2.2% of Net Assets)	$1,105,223,302	$1,715,066,505		$(415,004,496)	$(71,492,802)	$(675,424,682)	$1,658,367,827			$132,920,755

aAs of September 30, 2019, no longer held by the fund.

bMay include accretion, amortization, partnership adjustments, and/or corporate actions.

10. Upcoming Reorganization

On July 17, 2019, the Board for Franklin Strategic Series approved a proposal to reorganize Franklin Select U.S. Equity Fund with and into Franklin Growth Fund, subject to approval by the shareholders of Franklin Select U.S. Equity Fund.

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NOTES TO FINANCIAL STATEMENTS

11.  Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended September 30, 2019, the Funds did not use the Global Credit Facility.

12.  Redemptions In-Kind

During the year ended September 30, 2019 and year ended September 30, 2018, the Franklin Growth Fund realized $52,349,028 and $42,189,159, respectively, of net gains resulting from redemptions in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such gains are not taxable to the Fund and are not distributed to remaining shareholders, they are reclassified from accumulated net realized gains to paid-in capital.

13.  Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of September 30, 2019, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Franklin DynaTech Fund
Assets:
Investments in Securities:[a]
Equity Investments	$8,325,204,724	$—	$—	$8,325,204,724
Short Term Investments	439,351,721	77,855,135	—	517,206,856

Total Investments in Securities	$8,764,556,445	$77,855,135	$—	$8,842,411,580

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NOTES TO FINANCIAL STATEMENTS

13.  Fair Value Measurements (continued)

	Level 1	Level 2	Level 3		Total

Franklin Growth Fund
Assets:
Investments in Securities:[a]
Equity Investments	$15,830,913,823	$—	$—		$15,830,913,823
Short Term Investments	195,726,982	—	—		195,726,982

Total Investments in Securities	$16,026,640,805	$—	$—		$16,026,640,805

Franklin Income Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Energy	$4,358,916,515	$44,721,438	$—		$4,403,637,953
Financials	4,420,575,425	188,912,500	—		4,609,487,925
All Other Equity Investments	14,809,598,711	—	—		14,809,598,711
Equity-Linked Securities	—	11,176,907,038	—		11,176,907,038
Index-Linked Notes	—	197,316,623	—		197,316,623
Convertible Bonds	—	316,680,860	—		316,680,860
Corporate Bonds	—	26,949,605,434	—		26,949,605,434
Senior Floating Rate Interests	—	1,568,987,538	—		1,568,987,538
U.S. Government and Agency Securities	—	8,099,682,617	—		8,099,682,617
Mortgage-Backed Securities	—	334,972,379	—		334,972,379
Escrows and Litigation Trusts	—	—	—	[c]	—
Options Purchased	369,200,000	—	—		369,200,000
Short Term Investments	1,409,947,053	25,807,809	—		1,435,754,862

Total Investments in Securities	$25,368,237,704	$48,903,594,236	$—		$74,271,831,940

Other Financial Instruments:
Futures Contracts	$15,254,808	$—	$—		$15,254,808

Liabilities:
Other Financial Instruments:
Options Written	$119,615,000	$—	$—		$119,615,000

Franklin U.S. Government Securities Fund
Assets:
Investments in Securities:[a]
Mortgage-Backed Securities	$—	$5,048,328,271	$—		$5,048,328,271
U.S. Government and Agency Securities	—	20,796,455	—		20,796,455
Short Term Investments	86,808,469	—	—		86,808,469

Total Investments in Securities	$86,808,469	$5,069,124,726	$—		$5,155,933,195

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NOTES TO FINANCIAL STATEMENTS

	Level 1	Level 2	Level 3	Total

Franklin Utilities Fund
Assets:
Investments in Securities:[a]
Equity Investments	$6,939,666,776	$—	$—	$6,939,666,776
Corporate Bonds	—	6,837,079	—	6,837,079
Short Term Investments	35,371,057	—	—	35,371,057

Total Investments in Securities	$6,975,037,833	$6,837,079	$—	$6,981,874,912

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred and convertible preferred stocks.

cIncludes securities determined to have no value at September 30, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

14.  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Currency		Selected Portfolio
EUR	Euro	ADR	American Depositary Receipt
USD	United States Dollar	DIP	Debtor-In-Possession
		FHLMC	Federal Home Loan Mortgage Corp.
		FRN	Floating Rate Note
		LIBOR	London InterBank Offered Rate
		SF	Single Family
		SPX B	S&P 500 Index Buy-Write
		SPX B DT	S&P 500 Index Buy-Write Distribution
		SPXDIV	S&P 500 Dividend Points

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Custodian Funds and Shareholders of Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin U.S. Government Securities Fund, and Franklin Utilities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin U.S. Government Securities Fund, and Franklin Utilities Fund (the “Funds”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

November 14, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended September 30, 2019:

Franklin DynaTech Fund	Franklin Growth Fund	Franklin Utilities Fund

$168,290,858	$222,080,082	$183,865,898

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended September 30, 2019:

Franklin Utilities Fund

$3,431,078

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended September 30, 2019:

Franklin Growth Fund	Franklin Income Fund	Franklin Utilities Fund

100.00%	18.24%	100.00%

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended September 30, 2019:

Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin Utilities Fund

$34,541,136	$188,680,509	$984,769,240	$207,895,510

Distributions, including qualified dividend income, paid during calendar year 2019 will be reported to shareholders on Form 1099-DIV by mid-February 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended September 30, 2019:

Franklin Income Fund	Franklin U.S. Government Securities Fund

$1,976,162,882	$155,007,707

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1976	135	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	114	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	135	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 1998 and Lead Independent Trustee since March 2019	135	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	135	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Counselor and Senior Advisor to Boeing Chairman and Board of Directors, The Boeing Company (aerospace company) (May 2019); and formerly, General Counsel and member of the Executive Council, The Boeing Company (2006-2019) and Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	135	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	147	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since 2013, Trustee since 1983 and Vice President since 1982	135	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 26 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President and Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President since 2009 and Co-Secretary since January 2019	Vice President since 2009 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly,Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

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FRANKLIN CUSTODIAN FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward D. Perks (1970) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; and officer of nine of the investment companies in Franklin Templeton (since December 2018).

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer and Secretary	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co- Secretary	Vice President since 2011 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Effective March 12, 2019, John B. Wilson ceased to be a trustee of the Trust.

Note 3: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the

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FRANKLIN CUSTODIAN FUNDS

Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN CUSTODIAN FUNDS

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter
Franklin Custodian Funds

Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com
© 2019 Franklin Templeton Investments. All rights reserved.		FCF A 11/19

Annual Report	1

ANNUAL REPORT

Franklin Focused Growth Fund

This annual report for Franklin Focused Growth Fund covers the fiscal year ended September 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing in an equity securities portfolio of approximately 20–50 companies that the investment manager believes offer a compelling trade-off between growth opportunity, business and financial risk and valuation.

Performance Overview

For the period under review, the Fund’s Advisor Class shares posted a +2.80% cumulative total return. In comparison, the Russell 1000® Growth Index, which measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values, posted a +3.71% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 5.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The U.S. economy expanded during the 12 months ended September 30, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter. However, the economy moderated in the second and third quarters, due partly to weakness in inventory and business investment. The manufacturing sector expanded during most of the period, but contracted in August and September 2019. The services sector continued to expand throughout the period, although the rate of expansion slowed in September. The unemployment rate decreased from 3.7% in September 2018 to 3.5% at period-end.2 The annual inflation rate, as measured by the Consumer Price Index,

Portfolio Composition

Based on Total Net Assets as of 9/30/19

decreased from 2.3% in September 2018 to 1.7% at period-end.2

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% at its December 2018

1. Source: Morningstar. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 10.

2	Annual Report

FRANKLIN FOCUSED GROWTH FUND

meeting, to 2.25%–2.50%. However, at its July 2019 meeting, the Fed lowered the federal funds target rate range for the first time since December 2008, to 2.00%–2.25%, citing muted inflation pressures and the potential effects of global trade tensions on economic growth. Furthermore, the Fed ended its balance sheet normalization program earlier than previously indicated. In September, the Fed further lowered the federal funds target rate range to 1.75%–2.00%, reiterating the rationale cited at the July meeting.

U.S. equity markets overall rose during the period, benefiting from upbeat economic data and U.S. corporate earnings, the Fed’s rate cuts and investor optimism about further monetary easing. However, markets reflected concerns about tighter regulation of technology companies, the Fed’s 2018 interest-rate path, political uncertainties in the U.S. (including the impeachment inquiry into President Donald Trump), geopolitical tensions in certain regions, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. These concerns were partly alleviated at certain points during the period by easing trade tensions and optimism about a potential U.S.-China trade deal. The broad U.S. stock market, as measured by the Standard & Poor’s® 500 Index (S&P 500®), sold off sharply in 2018’s fourth quarter, but generally trended higher in 2019’s first seven months, reaching a new all-time high in July. Stocks retreated in August, due to escalating trade tensions and heightened concerns about U.S. and global economic growth, but recovered in September amid easing trade tensions and investor optimism about the upcoming U.S.-China trade negotiations in October 2019. Overall, the S&P 500 posted a +4.25% total return for the 12-month period.3

Investment Strategy

We are research-driven, bottom-up fundamental investors. Under normal market conditions, we invest predominantly in equity securities of companies that we believe offer compelling growth opportunities. The equity securities in which we invest are predominantly common stock. We may invest in companies of any size, including small and medium capitalization companies. In addition to our main investments, we may invest a portion (up to 25%) of net assets in foreign equity securities, including those located in emerging markets. We generally seek to maintain a portfolio consisting of securities of approximately 20–50 companies. Although we seek investments across a number of sectors,

Top 10 Holdings

9/30/19

Company Sector/Industry	% of Total Net Assets

Microsoft Corp. Software	8.7%

Amazon.com Inc. Internet & Direct Marketing Retail	8.7%

Adobe Inc. Software	4.7%

Alphabet Inc. Interactive Media & Services	4.2%

salesforce.com Inc. Software	4.0%

ServiceNow Inc. Software	4.0%

Mastercard Inc. IT Services	4.0%

Visa Inc. IT Services	3.9%

Facebook Inc. Interactive Media & Services	2.6%

Xilinx Inc. Semiconductors & Semiconductor Equipment	2.6%

from time to time, based on economic conditions, we may have significant positions in particular sectors.

Manager’s Discussion

During the 12 months under review, the information technology (IT), real estate and consumer staples sectors contributed to the Fund’s performance.4 In the IT sector, information software and services firm Microsoft, payment technology company Mastercard and cloud solutions provider ServiceNow benefited results. Microsoft is a beneficiary of strong sales execution, a positive enterprise IT spending environment, its status as a critical partner to IT departments in this time of digital transformation, and a large installed base that is successfully moving to higher-value cloud and Service-as-a-Software deployments. The company saw sustained strength in its enterprise cloud computing platform Azure, solid growth in its traditional server products and particularly strong growth in commercial bookings. Furthermore, the company continued to expand gross profit margins and control operational expenses. Mastercard continues to perform very well, meeting revenue

3. Source: Morningstar.

4. The IT sector comprises IT services, semiconductors and semiconductor equipment, and software in the SOI. The real estate sector comprises equity real estate investment trusts in the SOI. The consumer staples sector comprises food and staples retailing and personal products in the SOI.

Annual Report	3

FRANKLIN FOCUSED GROWTH FUND

and earnings expectations amid continued strong volume, transaction and cross border growth rates. The company announced several growth initiatives, partnerships, acquisition of capabilities that expand its global network, investment in emerging regions and expansion into new payment flows. Mastercard has shown an ability to both invest for the long term and deliver solid quarter-to-quarter execution, which we believe is supported by a strong organic growth profile. ServiceNow, a leader in enabling digital transformation, provides cloud-based IT service management for enterprise customers and has been steadily growing into a multi-product company providing an integrated platform to clients. We believe its strong product line-up and a relatively benign competitive environment could potentially lead to strong growth as the company increases its market share and seeks to become the workflow platform for larger enterprises.

In the real estate and consumer staples sectors, wireless communications and broadcast towers operator American Tower; and skin care, makeup, fragrance and hair products manufacturer Estee Lauder benefited performance. In other sectors, professional, medical, industrial and commercial products and services designer Danaher and data analytics provider Verisk Analytics also aided performance.

In contrast, the communication services, consumer discretionary and energy sectors detracted from performance.5 In communication services, interactive entertainment developer Activision Blizzard (not held at period-end), social networking website operator Facebook and internet subscription service company Netflix hurt results. After reaching an all-time high in October 2018, Activision Blizzard’s share price declined after disappointment that the company did not announce Diablo 4’s launch at its annual gaming convention and due to the negative response to its Diablo mobile expansion.

In the consumer discretionary sector, online marketplace Amazon.com delivered a mixed third quarter with growing revenue that exceeded company guidance, but was lower than investors expected, due to slower international retail revenue growth and weak results from acquired businesses. Amazon’s fourth quarter revenue and earnings exceeded all expectations, but guidance indicating slower first-quarter revenue growth hindered the stock.

In the energy sector, oil and natural gas exploration and development company Concho Resources hindered performance. In other sectors, computer graphics processor and software provider Nvidia and alcoholic beverages producer Constellation Brands (not held at period-end) also detracted from results. Shares of Nvidia fell in late 2018 due to disappointing earnings results, but the company’s share price partially recovered in 2019 as earnings began to improve and the company announced breakthroughs in conversational artificial intelligence, gaming, professional visualization and automotive technologies.

Matthew J. Moberg, CPA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. The communication services sector comprises entertainment, interactive media and services, and media in the SOI. The consumer discretionary sector comprises internet and direct marketing retail; and textiles, apparel and luxury goods in the SOI. The Fund held no positions in the energy sector at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FOCUSED GROWTH FUND

Performance Summary as of September 30, 2019

The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. Advisor Class shares are offered without sales charges.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

Advisor
1-Year	+2.80%	+2.80%
3-Year	+62.88%	+17.66%
Since Inception (4/12/16)	+77.86%	+18.06%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

See page 7 for Performance Summary footnotes.

Annual Report	5

FRANKLIN FOCUSED GROWTH FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Advisor Class (4/12/16–9/30/19)

See page 7 for Performance Summary footnotes.

6	Annual Report

FRANKLIN FOCUSED GROWTH FUND

PERFORMANCE SUMMARY

Distributions (10/1/18–9/30/19)

Share Class	Net Investment Income	Long-Term Capital Gain	Total

Advisor	$0.0109	$0.0731	$0.0840

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver

Advisor	1.01%	2.24%

All investments involve risks, including possible loss of principal. The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Foreign securities involve more risks than investing in U.S. securities, including currency fluctuations and economic and political uncertainties. From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a security or other investments. The Fund may also invest in small- and mid-capitalization companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 1/31/20. Fund investment results reflect the expense reduction; without this reduction the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

Annual Report	7

FRANKLIN FOCUSED GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Expenses Paid During Period 4/1/19–9/30/191, [2]	Ending Account Value 9/30/19	Expenses Paid During Period 4/1/19–9/30/191, [2]	Net Annualized Expense Ratio[2]

Advisor	$1,000	$1,037.10	$5.11	$1,020.05	$5.06	1.00%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

8	Annual Report

FRANKLIN CUSTODIAN FUNDS

Financial Highlights

Franklin Focused Growth Fund

	Year Ended September 30,

	2019	2018		2017	2016[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$17.24	$13.36		$10.93	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	(0.06)	(0.05)		(0.02)	(0.01)

Net realized and unrealized gains (losses)	0.52	3.93		2.49	0.94

Total from investment operations	0.46	3.88		2.47	0.93

Less distributions from:

Net investment income	(0.01)	—		(0.01)	—

Net realized gains	(0.07)	—		(0.03)	—

Total distributions	(0.08)	—		(0.04)	—

Net asset value, end of year	$17.62	$17.24		$13.36	$10.93

Total return[d]	2.80%	29.04%		22.78%	9.30%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.41%	2.23%		2.31%	4.76%

Expenses net of waiver and payments by affiliates	1.00%	1.00%	[f]	1.00% [f]	1.00%

Net investment income (loss)	(0.36)%	(0.34)%		(0.20)%	(0.18)%

Supplemental data

Net assets, end of year (000’s)	$4,404	$4,310		$3,341	$2,732

Portfolio turnover rate	28.65%	14.47%		28.48%	7.46%

aFor the period April 12, 2016 (commencement of operations) to September 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	9

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, September 30, 2019

Franklin Focused Growth Fund

	Country	Shares	Value

Common Stocks 97.7%
Aerospace & Defense 3.9%
The Boeing Co.	United States	300	$114,141
Raytheon Co.	United States	300	58,857

			172,998

Capital Markets 2.1%
CME Group Inc.	United States	400	84,536
Tradeweb Markets Inc.	United States	200	7,396

			91,932

Entertainment 1.8%
[a] Netflix Inc.	United States	300	80,286

Equity Real Estate Investment Trusts (REITs) 2.5%
American Tower Corp.	United States	500	110,565

Food & Staples Retailing 2.3%
Costco Wholesale Corp.	United States	350	100,839

Health Care Equipment & Supplies 9.9%
Abbott Laboratories	United States	1,000	83,670
[a] Alcon Inc.	Switzerland	800	46,632
Danaher Corp.	United States	700	101,101
[a] IDEXX Laboratories Inc.	United States	350	95,175
[a] Intuitive Surgical Inc.	United States	200	107,986

			434,564

Industrial Conglomerates 1.2%
Roper Technologies Inc.	United States	150	53,490

Interactive Media & Services 9.2%
[a] Alphabet Inc., A	United States	150	183,171
[a] Facebook Inc., A	United States	650	115,752
Tencent Holdings Ltd.	China	2,500	105,322

			404,245

Internet & Direct Marketing Retail 11.8%
[a] Alibaba Group Holding Ltd., ADR	China	500	83,615
[a] Amazon.com Inc.	United States	220	381,900
[a] MercadoLibre Inc.	Argentina	100	55,123

			520,638

IT Services 12.7%
[a] Adyen NV	Netherlands	100	65,874
Mastercard Inc., A	United States	650	176,520
[a] PayPal Holdings Inc.	United States	800	82,872
[a] Shopify Inc., A	Canada	200	62,267
Visa Inc., A	United States	1,000	172,010

			559,543

Life Sciences Tools & Services 1.5%
[a] 10X Genomics Inc., A	United States	100	5,040
[a] Illumina Inc.	United States	200	60,844

			65,884

10	Annual Report

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Focused Growth Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Machinery 1.5%
Fortive Corp.	United States	1,000	$68,560

Media 1.9%
[a] Charter Communications Inc., A	United States	200	82,424

Personal Products 2.3%
Estee Lauder Cos. Inc., A	United States	500	99,475

Pharmaceuticals 1.5%
[a] Elanco Animal Health Inc.	United States	2,500	66,475

Professional Services 2.5%
Verisk Analytics Inc.	United States	700	110,698

Semiconductors & Semiconductor Equipment 6.0%
Analog Devices Inc.	United States	800	89,384
NVIDIA Corp.	United States	350	60,924
Xilinx Inc.	United States	1,200	115,080

			265,388

Software 21.5%
[a] Adobe Inc.	United States	750	207,188
Microsoft Corp.	United States	2,750	382,332
[a] salesforce.com Inc.	United States	1,200	178,128
[a] ServiceNow Inc.	United States	700	177,695

			945,343

Textiles, Apparel & Luxury Goods 1.6%
NIKE Inc., B	United States	750	70,440

Total Common Stocks (Cost $2,600,223)			4,303,787

Short Term Investments (Cost $116,522) 2.7%

Money Market Funds 2.7%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 1.71%	United States	116,522	116,522

Total Investments (Cost $2,716,745) 100.4%			4,420,309
Other Assets, less Liabilities (0.4)%			(16,133)

Net Assets 100.0%			$4,404,176

See Abbreviations on page 21.

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

The accompanying notes are an integral part of these financial statements. | Annual Report	11

FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

September 30, 2019

Franklin Focused Growth Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$ 2,600,223
Cost - Non-controlled affiliates (Note 3e)	116,522

Value - Unaffiliated issuers	$ 4,303,787
Value - Non-controlled affiliates (Note 3e)	116,522
Receivables:
Dividends	594
Affiliates	23,241
Other assets	2

Total assets	4,444,146

Liabilities:
Payables:
Transfer agent fees	74
Professional fees	38,316
Accrued expenses and other liabilities	1,580

Total liabilities	39,970

Net assets, at value	$4,404,176

Net assets consist of:
Paid-in capital	$2,486,477

Total distributable earnings (loss)	1,917,699

Net assets, at value	$4,404,176

Shares outstanding	250,000

Net asset value and maximum offering price per share	$17.62

12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the year ended September 30, 2019

Franklin Focused Growth Fund

Investment income:
Dividends:
Unaffiliated issuers	$ 25,136
Non-controlled affiliates (Note 3e)	1,580

Total investment income	26,716

Expenses:
Management fees (Note 3a)	35,481
Transfer agent fees (Note 3d)	821
Custodian fees (Note 4)	126
Reports to shareholders	6,396
Professional fees	50,194
Other	7,434

Total expenses	100,452
Expenses waived/paid by affiliates (Note 3f)	(58,723)

Net expenses	41,729

Net investment income (loss)	(15,013)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	242,341
Foreign currency transactions	280

Net realized gain (loss)	242,621

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(112,364)

Net realized and unrealized gain (loss)	130,257

Net increase (decrease) in net assets resulting from operations	$ 115,244

The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Focused Growth Fund

	Year Ended September 30,

	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(15,013)	$(13,077)
Net realized gain (loss)	242,621	33,371
Net change in unrealized appreciation (depreciation)	(112,364)	949,113

Net increase (decrease) in net assets resulting from operations	115,244	969,407

Distributions to shareholders	(21,000)	—

Net increase (decrease) in net assets	94,244	969,407
Net assets:
Beginning of year	4,309,932	3,340,525

End of year	$4,404,176	$4,309,932

14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN CUSTODIAN FUNDS

Notes to Financial Statements

Franklin Focused Growth Fund

1. Organization and Significant Accounting Policies

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Focused Growth Fund (Fund) is included in this report. The Fund has five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The Fund currently operates with one class of shares, Advisor Class.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an

Annual Report	15

FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Focused Growth Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a.  Financial Instrument Valuation (continued)

event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of September 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with

16	Annual Report

FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Focused Growth Fund (continued)

U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At September 30, 2019, there were an unlimited number of shares authorized (without par value). During the years ended September 30, 2019 and 2018, there were no transactions of the Fund’s shares.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report	17

FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Focused Growth Fund (continued)

3. Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.850%	Up to and including $500 million
0.800%	Over $500 million, up to and including $1 billion
0.750%	Over $1 billion, up to and including $3 billion
0.730%	Over $3 billion, up to and including $5 billion
0.700%	In excess of $5 billion

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%

Class C	1.00%

Class R	0.50%

d.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended September 30, 2019, the Fund paid transfer agent fees of $821, which were retained by Investor Services.

18	Annual Report

FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Focused Growth Fund (continued)

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended September 30, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Dividend Income

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.71%	$89,859	$493,785	$(467,122)	$ —	$ —	$116,522	116,522	$1,580

f.  Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) of the Fund does not exceed 1.00%, based on the average net assets of each class until January 31, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

g.  Other Affiliated Transactions

At September 30, 2019, Franklin Resources, Inc. owned 100% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended September 30, 2019, there were no credits earned.

5. Income Taxes

The tax character of distributions paid during the years ended September 30, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from:
Ordinary income	$2,725	$—
Long term capital gain	18,275	—

	$21,000	$—

Annual Report	19

FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Focused Growth Fund (continued)

5. Income Taxes (continued)

At September 30, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$2,716,745

Unrealized appreciation	$1,736,738
Unrealized depreciation	(33,174)

Net unrealized appreciation (depreciation)	$1,703,564

Distributable earnings:
Undistributed ordinary income	$5,444
Undistributed long term capital gains	208,691

Total distributable earnings	$214,135

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2019, aggregated $1,183,102 and $1,248,776, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended September 30, 2019, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

20	Annual Report

FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Focused Growth Fund (continued)

At September 30, 2019, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

9.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt

Annual Report	21

FRANKLIN CUSTODIAN FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Custodian Funds and Shareholders of Franklin Focused Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Focused Growth Fund (the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

November 14, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

22	Annual Report

FRANKLIN CUSTODIAN FUNDS

Tax Information (unaudited)

Franklin Focused Growth Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $18,275 as a long term capital gain dividend for the fiscal year ended September 30, 2019.

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $2,725 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended September 30, 2019.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 100.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended September 30, 2019.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $23,005 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended September 30, 2019. Distributions, including qualified dividend income, paid during calendar year 2019 will be reported to shareholders on Form 1099-DIV by mid-February 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Annual Report	23

FRANKLIN CUSTODIAN FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1976	135	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	114	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	135

Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services)

(2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 1998 and Lead Independent Trustee since March 2019	135	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

24	Annual Report

FRANKLIN CUSTODIAN FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	135	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Counselor and Senior Advisor to Boeing Chairman and Board of Directors, The Boeing Company (aerospace company) (May 2019); and formerly, General Counsel and member of the Executive Council, The Boeing Company (2006-2019) and Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	135	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	147	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since 2013, Trustee since 1983 and Vice President since 1982	135	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

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FRANKLIN CUSTODIAN FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 26 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President and Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President since 2009 and Co-Secretary since January 2019	Vice President since 2009 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

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FRANKLIN CUSTODIAN FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward D. Perks (1970) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; and officer of nine of the investment companies in Franklin Templeton (since December 2018).

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer and Secretary	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co- Secretary	Vice President since 2011 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Effective March 12, 2019, John B. Wilson ceased to be a trustee of the Trust.

Note 3: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the

Annual Report	27

FRANKLIN CUSTODIAN FUNDS

Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

28	Annual Report

FRANKLIN CUSTODIAN FUNDS

FRANKLIN FOCUSED GROWTH FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Annual Report	29

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $475,596 for the fiscal year ended September 30, 2019 and $571,475 for the fiscal year ended September 30, 2018.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $9,399 for the fiscal year ended September 30, 2019 and $9,306 for the fiscal year ended September 30, 2018. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $20,000 for the fiscal year ended September 30, 2019 and $5,000 for the fiscal year ended September 30, 2018. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions, professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended September 30, 2019 and $39,976 for the fiscal year ended September 30, 2018. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $114,908 for the fiscal year ended September 30, 2019 and $16,500 for the fiscal year ended September 30, 2018. The services for which these fees were paid included valuation services related to fair value engagement, the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, benchmarking services in connection with the ICI TA Survey and assets under management certification.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $144,307 for the fiscal year ended September 30, 2019 and $70,782 for the fiscal year ended September 30, 2018.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date November 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date November 29, 2019

By	/S/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date November 29, 2019